(28)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

00-20004-A-11

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-2004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

FILED 04 JAN 28 PM 2:59 CLERK U.S. BANKRUPTCY COURT EASTERN DIST. OF CA. SACRAMENTO, CA.

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 8/31/2002 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).

Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	351,115	360,044	
	b. Total Assets	444,035	452,964	132,259
	c. Current Liabilities	95,071	85,028	
	d. Total Liabilities	1,904,274	1,896,631	1,940,556
		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	12,758	28	2,986,536
	b. Total Disbursements	24,783	4,639	2,995,333
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	(12,026)	-4,611	-8,796
	d. Cash Balance at Beginning of Month	3,230	7,841	0
	e. Cash Balance End of Month (c+d)	(8,796)	3,230	(8,796)
		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	(16,574)	-7,203	-44,052
5	Account Receivables (Pre and Post Petition)	168,571	169,146	
6	Post-Petition Liabilities	95,071	85,028	
7	Past Due Post-Petition Account Payables (over 30 days)	3856	3,856	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ___; U.S. Trustee Quarterly Fees ___; Check if filing is current for: Post-petition tax reporting and tax returns: ___

(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 21, 04

Jan 21, 04 GFG

Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended August 31, 2002

Current Month: Actual	Current Month: Forecast	Current Month: Variance	No.		Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
			1	Gross Sales	2,549,924	
			2	less:Sales Returns & Allowances		
0			3	Net Sales	2,549,924	
1,063			4	less: Cost of Goods Sold (Schedule 'B')	1,687,884	
(1,063)			5	Gross Profit	862,040	
			6	Interest	0	
			7	Other Income	109,984	
			8		1,527	
			9		901	
(1,063)			10	**Total Revenues**	974,452	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
2,019			14	Contract Labor	44,305	
				Rent/Lease	0	
			15	Personal Property	5,071	
2,868			16	Real Property	226,261	
			17	Insurance	5,365	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	4,985	
1,169			24	Other Administrative	88,395	
			25	Interest	6,132	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	92,024	
			29	Trade Show Expenses	30,227	
			30	Insurance Expenses	29,401	
251			31	Telephone & Utilities	54,656	
			32	Misc. Expenses & Adjustments	23,327	
			33		0	
			34		0	
6,307			35	**Total Expenses**	942,556	
(7,370)			36	**Subtotal**	31,896	
				Reorganization Items:		
9,203			37	Professional Fees	76,203	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
9,203			43	**Total Reorganization Items**	75,947	
(16,574)			44	**Net Profit (Loss) Before Federal & State Taxes**	(44,052)	
			45	Federal & State Income Taxes	0	
(16,574)			46	**Net Profet (Loss)**	(44,052)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)

For the Month Ended 08/31/02

Assets

#	Item	From Schedules	Market Value
	Current Assets		
1	Cash and cash equivalents - unrestricted		(8,796)
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		168,571
4	Inventory	A	10,000
5	Prepaid expenses	B	5000
6	Professional retainers		
7	Other:		
8	Prepaid Insurance		5,000
	Notes Rec Hamilton-Clarke Industries		171,339
9	**Total Current Assets**		351,115
	Property and Equipment (Market Value)		
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420
	Other Assets		
22	Loans to shareholders		
23	Loans to affiliates		
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl		
25	Claims for overpayment of taxes		83,500
26	License of patents		
27			
28	**Total Other Assets**		83,500
29	**Total Assets**		444,035

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

		From Schedules	Market Value
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		17,421
36	Accounts payable (trade)	A	3,856
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		12,211
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		55,812
42	Metabolic Industries, Inc.		5,770
43			
44	**Total current Liabilities**		95,071
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,904,274
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,283,204
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,537,217
55	Cumulative profit/(loss) since filing case		-44,052
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		1
59	**Total Equity (Deficit)**		-1,460,240
60	**Total Liabilities and Equity (Deficit)**		$ 444,035

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days	168,571		
Total accounts receivable/payable	168,571		
Allowance for doubtful accounts			
Accounts receivable (net)	168,571		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	1,063
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	1,063

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Revised 3/15/99

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable					
Federal	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended August 31, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases		$94,605
2	Cash Received from Sales	0	2,434,772
3	Interest Received	576	576
4	Borrowings		280,262
5	Funds from Shareholders, Partners, or Other Insiders	11,300	23,300
6	Capital Contributions		99,980
7	Voided Checks		1,089
8	Vender Refunds & Overpayments		14,945
9	Miscellaneous Sales	13	30,039
10	Other Income		6,079
11		869	869
			0
12	Total Cash Receipts	$12,758	$2,986,536
	Cash Disbursements		
13	Payments for Inventory	1,063	$1,360,203
14	Selling		357,847
15	Administrative	15	109,233
16	Capital Expenditures		0
17	Principal Payments on Debt	9,300	140,221
18	Interest Paid		3,953
	Rent/Lease:		0
19	Personal Property		3,092
20	Real Property	6,760	271,407
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		0
25	Other	2,000	2,000
26	Salaries/Commissions (less employee withholding)	2,005	129,238
27	Attorney for Debtor and Miscellaneous	3,640	85,194
	Taxes:		-8
28	Employee Withholding		
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,538
32	Other Cash Outflows:		0
33	Outside Marketing Commissions	0	315,673
34	Advertising Costs		83,883
35	Trade Show Costs	0	33,040
36	Insurance Costs	0	43,464
37	Telephone & Utilities		55,574
			0
38	Total Cash Disbursements	$24,783	$2,995,333
39	**Net Increase (Decrease) in Cash**	($12,026)	($8,796)
40	**Cash Balance, Beginning of Period**	$3,230	
41	**Cash Balance, End of Period**	($8,796)	($8,796)

7:23 AM
01/21/04
Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of August 31, 2002

	Aug 31, 02	
ASSETS		
Current Assets		
Checking/Savings		
Cash Unrestricted	-9,815.38	
Total Checking/Savings	-9,815.38	
Accounts Receivable		
Accounts Receivable	168,570.76	
Total Accounts Receivable	168,570.76	
Other Current Assets		
Inventory	10,000.00	
Motorsports	~~188,159.58~~	171,339.26
Prepaid Insurance	5,000.00	
mchl	5000.00	
Total Other Current Assets	~~203,159.58~~	191,339.26
Total Current Assets	~~361,914.94~~	350,094.64
Fixed Assets		
Computer Equipment	9,419.79	
Total Fixed Assets	9,419.79	
Other Assets		
Claim for Overpayment of Taxes	83,500.00	
Total Other Assets	83,500.00	
TOTAL ASSETS	~~454,834.73~~	443,014.43
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Accounts Payable		
Accounts Payable	3,856.38	
Total Accounts Payable	3,856.38	
Credit Cards		
REI	-330.00	
Visa Bank of America	~~56,291.54~~	56,141.88
Total Credit Cards	55,961.54	55,811.88
Other Current Liabilities		
Chapter 11 Counsel	12,211.44	
Due to Officers	17,421.06	
~~Due to/from Tom Mehl~~	~~-5,000.00~~	
Hamilton-Clarke Industries	~~16,820.30~~	
Metabolic Industries	5,770.24	
Suspense	~~-149.66~~	
Total Other Current Liabilities	47,073.38	35,402.74
Total Current Liabilities	~~106,891.30~~	95,071.00
Long Term Liabilities		
General Unsecured Claims	1,809,684.60	
Pre-Petition Liabilities	-481.00	
Total Long Term Liabilities	~~1,809,203.60~~	1,809,203.60
Total Liabilities	~~1,916,094.90~~	1,904,274.60

7:23 AM
01/21/04
Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of August 31, 2002

	Aug 31, 02
Equity	
Additional Paid In Capital	31,536,198.00
Capital Stock	13,329,798.00
Retained Earnings	-20,275.81
Retained Surplus at Filing	-46,283,204.00
Net Income	-23,776.38
Total Equity	-1,461,260.17
TOTAL LIABILITIES & EQUITY	~~464,834.78~~ 443,014.43

7:27 AM
01/21/04
Accrual Basis

Hamilton Biophile Companies
Profit & Loss
August 2002

	Aug 02
Ordinary Income/Expense	
Cost of Goods Sold	
Finally Free Units - United Pro	337.00
Shipping In	726.00
Total COGS	1,063.00
Gross Profit	-1,063.00
Expense	
Labor - Outside	2,018.62
Other Administrative	1,225.00
Rent	2,868.26
Reorganization	9,203.44
Sales	-55.90
Telephone & Utilities	251.12
Total Expense	15,510.54
Net Ordinary Income	-16,573.54
Net Income	**-16,573.54**

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended August 31, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases		$94,605
2	Cash Received from Sales	0	2,434,772
3	Interest Received	576	576
4	Borrowings		280,282
5	Funds from Shareholders, Partners, or Other Insiders	11,300	23,300
6	Capital Contributions		99,980
7	Voided Checks		1,089
8	Vender Refunds & Overpayments		14,945
9	Miscellaneous Sales	13	30,039
10	Other Income		6,079
11		869	869
			0
12	Total Cash Receipts	$12,758	$2,986,536
	Cash Disbursements		
13	Payments for Inventory	1,063	$1,360,203
14	Selling		357,647
15	Administrative	15	109,233
16	Capital Expenditures		0
17	Principal Payments on Debt	9,300	140,221
18	Interest Paid		3,953
	Rent/Lease:		0
19	Personal Property		3,092
20	Real Property	6,760	271,407
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		0
25	Other	2,000	2,000
26	Salaries/Commissions (less employee withholding)	2,005	129,238
27	Attorney for Debtor and Miscellaneous	3,640	86,213
	Taxes:		-8
28	Employee Withholding		
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,538
32	Other Cash Outflows:		0
33	Outside Marketing Commissions	0	315,673
34	Advertising Costs		83,663
35	Trade Show Costs	0	33,040
36	Insurance Costs	0	43,464
37	Telephone & Utilities		55,574
			0
38	Total Cash Disbursements	$24,783	$2,996,352
39	**Net Increase (Decrease) in Cash**	($12,025)	($9,815)
40	**Cash Balance, Beginning of Period**	$2,211	
41	**Cash Balance, End of Period**	($9,815)	($9,815)

HAMILTON-Biophile Companies
Account Reconciliation
As of Aug 31, 2002
10250 - Mechanic's Bank Acct #39003795
Bank Statement Date: August 31, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				5,206.63
Add: Cash Receipts				
Less: Cash Disbursements				<2,410.00>
Add <Less> Other				
Ending GL Balance				2,796.63
Ending Bank Balance				3,816.23
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	May 14, 200	1000	<130.50>	
	May 14, 200	1007	<106.80>	
	May 14, 200	1008	<328.20>	
	May 14, 200	1009	<114.40>	
	May 14, 200	1010	<105.80>	
	May 14, 200	1012	<118.50>	
	May 14, 200	1013	<115.40>	
Total outstanding checks				<1,019.60>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				2,796.63

HAMILTON-Biophile Companies
General Ledger
For the Period From Aug 1, 2002 to Aug 31, 2002

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
10000 Petty Cash	8/1/02			Beginning Balance			-116.62
	8/31/02			Ending Balance			-116.62
10200 River City Acct #28206	8/1/02			Beginning Balance			-2,995.38
	8/2/02	R0801	CRJ	Amazon.com	576.00		
	8/2/02	R0802	CRJ	McMaster-Carr	349.21		
	8/2/02	R0803	CRJ	Barrett Business Service	158.86		
	8/2/02	2531	CDJ	Uline		337.00	
	8/7/02	2532	CDJ	Race Systems		810.20	
	8/8/02	R0804	CRJ	Barrett Business Service	79.43		
	8/8/02	2533	CDJ	James J. Boyle & Co.		726.00	
	8/8/02	R0805	CRJ	HRH Insurance	42.90		
	8/8/02	R0808	CRJ	Edward Iaconis	800.00		
	8/15/02	R0807	CRJ	Metabolics Industries	8,000.00		
	8/15/02	2534	CDJ	Edward Cook		1,000.00	
	8/15/02	2535	CDJ	Vicki Gilbert		2,000.00	
	8/15/02	2540	CDJ	River City Bank		1,195.00	
	8/16/02	2541	CDJ	Chase Mastercard		215.00	
	8/19/02	2542	CDJ	US Bank		75.00	
	8/19/02	2543	CDJ	River City Bank		3,300.00	
	8/20/02	R0817	CDJ	Mike Arcangeli		3,300.00	
	8/22/02	R0809	CRJ	Barrett Business Service	158.86		
	8/23/02	2544	CDJ	Edward Cook		200.00	
	8/27/02	R0806	CRJ	Stief, Karen	13.00		
	8/28/02	R0811	CRJ	Barrett Business Service	79.43		
	8/28/02	R0810	CRJ	Hamilton-Clarke Industries	2,500.00		
	8/28/02	2546	CDJ	Mehl, Thomas L, Jr.		2,500.00	
	8/30/02	2547	CDJ	McClellan Park		6,760.00	
	8/31/02	R0819	CDJ	River City Bank		15.00	
				Current Period Change	12,757.69	22,433.20	-9,675.51
	8/31/02			Ending Balance			-12,670.89
10250 Mechanic's Bank Acct #3	8/1/02			Beginning Balance			5,206.63
	8/1/02	1035	CDJ	Valispar, Steve		2,400.00	
	8/30/02	M0801	CDJ	The Mechanics Bank		10.00	
				Current Period Change		2,410.00	-2,410.00
	8/31/02			Ending Balance			2,796.63
11000 Accounts Receivable	8/1/02			Beginning Balance			164,746.76
	8/2/02	R0801	CRJ	Amazon.com - Invoice: 02-50		576.00	
				Current Period Change		576.00	-576.00
	8/31/02			Ending Balance			164,170.76
11100 AR from Metabolic	8/1/02			Beginning Balance			-71.98
	8/31/02			Ending Balance			-71.98
12150 Finished Goods Inventory	8/1/02			Beginning Balance			416,920.00
	8/31/02			Ending Balance			416,920.00
14200 Notes Receivable-HCI	8/1/02			Beginning Balance			114,108.94
	8/8/02	R0808	CRJ	Edward Iaconis - cc		800.00	
				Current Period Change		800.00	-800.00
	8/31/02			Ending Balance			113,308.94

HAMILTON-Biophile Companies

General Ledger

For the Period From Aug 1, 2002 to Aug 31, 2002

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
14300	8/1/02			Beginning Balance			-32,315.82
Notes Receivable-Met	8/15/02	R0807	CRJ	Metabolics Industries		8,000.00	
				Current Period Change		8,000.00	-8,000.00
	8/31/02			Ending Balance			-40,315.82
15100	8/1/02			Beginning Balance			2,400.00
Equipment	8/31/02			Ending Balance			2,400.00
20000	8/1/02			Beginning Balance			-2,685.89
Accounts Payable	8/31/02			Ending Balance			-2,685.89
21000	8/1/02			Beginning Balance			10,000.00
Accounts Payable- Met	8/31/02			Ending Balance			10,000.00
22000	8/1/02			Beginning Balance			-73,512.24
Notes Payable - Short Ter	8/31/02			Ending Balance			-73,512.24
23100	8/1/02			Beginning Balance			-8.98
Sales Tax Payable	8/31/02			Ending Balance			-8.98
24500	8/1/02			Beginning Balance			-27,308.73
Suspense	8/31/02			Ending Balance			-27,308.73
24800	8/1/02			Beginning Balance			-13,000.00
Other Current Liabilities	8/10/02	E0001	SJ	PAN INTERNATIONAL CL		22,160.00	
				Current Period Change		22,160.00	-22,160.00
	8/31/02			Ending Balance			-35,160.00
24850	8/1/02			Beginning Balance			-435,483.31
Accounts Payable Chapter	8/31/02			Ending Balance			-435,483.31
25000	8/1/02			Beginning Balance			
Chase Mastercard	8/16/02	2541	CDJ	Chase Mastercard	215.00		
				Current Period Change	215.00		215.00
	8/31/02			Ending Balance			215.00
25500	8/1/02			Beginning Balance			
To/From HCI	8/28/02	R0810	CRJ	Hamilton-Clarke Industries		2,500.00	
				Current Period Change		2,500.00	-2,500.00
	8/31/02			Ending Balance			-2,500.00
39002	8/1/02			Beginning Balance			-1,666,677.12
Beginning Balance Equity	8/31/02			Ending Balance			-1,666,677.12

HAMILTON-Biophile Companies

General Ledger

For the Period From Aug 1, 2002 to Aug 31, 2002

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
39003	8/1/02			Beginning Balance			-13,329,798.00
Common Stock	8/31/02			Ending Balance			-13,329,798.00
39004	8/1/02			Beginning Balance			-31,551,158.00
Paid-in Capital	8/10/02	E0001	SJ	PAN INTERNATIONAL CL	22,160.00		
	8/23/02	02-5077	SJ	Gaiam, Inc	6,480.00		
	8/23/02	02-5078	SJ	Alsto Galesburg	2,760.00		
	8/27/02	02-5079	SJ	Silvo Home	1,200.00		
	8/27/02	02-5080	SJ	Gaiam, Inc	3,672.00		
	8/27/02	02-5081	SJ	Alsto Galesburg	600.00		
				Current Period Change	36,872.00		36,872.00
	8/31/02			Ending Balance			-31,514,286.00
39005	8/1/02			Beginning Balance			46,319,912.44
Retained Earnings	8/31/02			Ending Balance			46,319,912.44
39009	8/1/02			Beginning Balance			-59.98
Bank Adustments Over/U	8/31/02			Ending Balance			-59.98
40000	8/1/02			Beginning Balance			-11,640.00
Sales Finally Free	8/23/02	02-5078	SJ	Alsto Galesburg - Item: TP-12		216.00	
	8/23/02	02-5078	SJ	Alsto Galesburg - Item: TP-12		144.00	
	8/27/02	02-5080	SJ	Gaiam, Inc - Item: TP-124 - H		432.00	
				Current Period Change		792.00	-792.00
	8/31/02			Ending Balance			-12,432.00
40100	8/1/02			Beginning Balance			-95,295.96
Finally Free Wholesale	8/23/02	02-5077	SJ	Gaiam, Inc - Item: F-140 - Fin		6,480.00	
	8/23/02	02-5078	SJ	Alsto Galesburg - Item: F-140		2,400.00	
	8/27/02	02-5079	SJ	Silvo Home - Item: F-140 - Fi		1,200.00	
	8/27/02	02-5080	SJ	Gaiam, Inc - Item: F-140 - Fin		3,240.00	
	8/27/02	02-5081	SJ	Alsto Galesburg - Item: F-140		600.00	
				Current Period Change		13,920.00	-13,920.00
	8/31/02			Ending Balance			-109,215.96
40200	8/1/02			Beginning Balance			-279.24
Finally Free Retail	8/27/02	R0806	CRJ	Stief, Karen		13.00	
				Current Period Change		13.00	-13.00
	8/31/02			Ending Balance			-292.24
40300	8/1/02			Beginning Balance			-1,200.00
Misc Sales	8/31/02			Ending Balance			-1,200.00
40800	8/1/02			Beginning Balance			-4,543.87
Other Income	8/31/02			Ending Balance			-4,543.87
45400	8/1/02			Beginning Balance			-20.00
Other Reimbursed	8/31/02			Ending Balance			-20.00

HAMILTON-Biophile Companies

General Ledger

For the Period From Aug 1, 2002 to Aug 31, 2002

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
46000	8/1/02			Beginning Balance			-2,256.28
Credit On Acct Reimburse	8/2/02	R0802	CRJ	McMaster-Carr		349.21	
	8/2/02	R0803	CRJ	Barrett Business Service - T.L		158.86	
	8/8/02	R0804	CRJ	Barrett Business Service - T.L		79.43	
	8/8/02	R0805	CRJ	HRH Insurance		42.90	
	8/22/02	R0809	CRJ	Barrett Business Service - T.L		158.86	
	8/28/02	R0811	CRJ	Barrett Business Service - T.L		79.43	
				Current Period Change		868.69	-868.69
	8/31/02			Ending Balance			-3,124.97
50500	8/1/02			Beginning Balance			40,471.68
Raw Material Purchases	8/31/02			Ending Balance			40,471.68
52500	8/1/02			Beginning Balance			13,852.71
Outside Commission	8/31/02			Ending Balance			13,852.71
57500	8/1/02			Beginning Balance			2,198.81
Cost of Sales-Freight	8/31/02			Ending Balance			2,198.81
58100	8/1/02			Beginning Balance			
Assembly Supplies Exp	8/2/02	2531	CDJ	Uline - Dave Walsh	337.00		
				Current Period Change	337.00		337.00
	8/31/02			Ending Balance			337.00
60100	8/1/02			Beginning Balance			58.00
Advertising Expense	8/31/02			Ending Balance			58.00
60200	8/1/02			Beginning Balance			15,313.44
Advertising Expense (Sho	8/31/02			Ending Balance			15,313.44
62000	8/1/02			Beginning Balance			25,912.79
Bank Charges	8/30/02	M0801	CDJ	The Mechanics Bank	10.00		
	8/31/02	R0819	CDJ	River City Bank	15.00		
				Current Period Change	25.00		25.00
	8/31/02			Ending Balance			25,937.79
67000	8/1/02			Beginning Balance			4,295.62
Insurance Expense	8/31/02			Ending Balance			4,295.62
68500	8/1/02			Beginning Balance			10,407.00
Legal and Professional Ex	8/15/02	2534	CDJ	Edward Cook	1,000.00		
	8/23/02	2544	CDJ	Edward Cook	200.00		
				Current Period Change	1,200.00		1,200.00
	8/31/02			Ending Balance			11,607.00
69000	8/1/02			Beginning Balance			60.00
Licenses Expense							

HAMILTON-Biophile Companies
General Ledger
For the Period From Aug 1, 2002 to Aug 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
	8/31/02			Ending Balance			60.00
70000 Maintenance Expense	8/1/02			Beginning Balance			11.79
	8/31/02			Ending Balance			11.79
70700 MotorSports	8/1/02			Beginning Balance			1,887.06
	8/7/02	2532	CDJ	Race Systems - payroll	810.20		
				Current Period Change	810.20		810.20
	8/31/02			Ending Balance			2,697.26
71000 Office Expense	8/1/02			Beginning Balance			929.23
	8/31/02			Ending Balance			929.23
71500 Outside Labor	8/1/02			Beginning Balance			
	8/19/02	2543	CDJ	River City Bank	3,300.00		
				Current Period Change	3,300.00		3,300.00
	8/31/02			Ending Balance			3,300.00
72100 Payroll	8/1/02			Beginning Balance			15,732.80
	8/15/02	2540	CDJ	River City Bank	1,195.00		
				Current Period Change	1,195.00		1,195.00
	8/31/02			Ending Balance			16,927.80
73500 Postage Expense	8/1/02			Beginning Balance			290.00
	8/31/02			Ending Balance			290.00
74000 Rent or Lease Expense	8/1/02			Beginning Balance			31,611.00
	8/30/02	2547	CDJ	McClellan Park - 08/02	6,760.00		
				Current Period Change	6,760.00		6,760.00
	8/31/02			Ending Balance			38,371.00
74500 Repairs Expense	8/1/02			Beginning Balance			60.00
	8/31/02			Ending Balance			60.00
74800 Royalties	8/1/02			Beginning Balance			
	8/28/02	2546	CDJ	Mehl, Thomas L, Jr.	2,500.00		
				Current Period Change	2,500.00		2,500.00
	8/31/02			Ending Balance			2,500.00
75000 Shop Expenses	8/1/02			Beginning Balance			149.66
	8/31/02			Ending Balance			149.66
75300 Stock Transfer	8/1/02			Beginning Balance			6,000.00
	8/31/02			Ending Balance			6,000.00

HAMILTON-Biophile Companies
General Ledger
For the Period From Aug 1, 2002 to Aug 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
75600	8/1/02			Beginning Balance			500.00
Plant Supply Cost	8/31/02			Ending Balance			500.00
76000	8/1/02			Beginning Balance			7,475.92
Telephone Expense	8/31/02			Ending Balance			7,475.92
76500	8/1/02			Beginning Balance			7,238.00
Travel Expense	8/31/02			Ending Balance			7,238.00
78000	8/1/02			Beginning Balance			2,753.97
Utilities Expense	8/31/02			Ending Balance			2,753.97
89000	8/1/02			Beginning Balance			29,923.15
Other Expense	8/1/02	1035	CDJ	Valspar, Steve	2,400.00		
	8/8/02	2533	CDJ	James J. Boyle & Co. - custo	726.00		
	8/15/02	2535	CDJ	Vicki Gilbert	2,000.00		
	8/19/02	2542	CDJ	US Bank	75.00		
	8/20/02	R0817	CDJ	Mike Arcangeli	3,300.00		
				Current Period Change	8,501.00		8,501.00
	8/31/02			Ending Balance			38,424.15

HAMILTON-Biophile Companies
Account Reconciliation
As of Sep 30, 2002
10250 - Mechanic's Bank Acct #39003795
Bank Statement Date: September 30, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				2,796.63
Add: Cash Receipts				
Less: Cash Disbursements				
Add <Less> Other				
Ending GL Balance				2,796.63
Ending Bank Balance				
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	May 14, 200	1000	<130.50>	
	May 14, 200	1007	<106.80>	
	May 14, 200	1008	<328.20>	
	May 14, 200	1009	<114.40>	
	May 14, 200	1010	<105.80>	
	May 14, 200	1012	<118.50>	
	May 14, 200	1013	<115.40>	
Total outstanding checks				<1,019.60>
Add <Less> Other				
Total other				
Unreconciled difference				3,816.23
Ending GL Balance				2,796.63

HAMILTON-Biophile Companies
Account Reconciliation
As of Oct 31, 2002
10250 - Mechanic's Bank Acct #39003795
Bank Statement Date: October 31, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				2,796.63
Add: Cash Receipts				
Less: Cash Disbursements				
Add <Less> Other				
Ending GL Balance				2,796.63
Ending Bank Balance				
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	May 14, 200	1000	<130.50>	
	May 14, 200	1007	<106.80>	
	May 14, 200	1008	<328.20>	
	May 14, 200	1009	<114.40>	
	May 14, 200	1010	<105.80>	
	May 14, 200	1012	<118.50>	
	May 14, 200	1013	<115.40>	
Total outstanding checks				<1,019.60>
Add <Less> Other				
Total other				
Unreconciled difference				3,816.23
Ending GL Balance				2,796.63

HAMILTON-Biophile Companies
Account Reconciliation
As of Nov 30, 2002
10250 - Mechanic's Bank Acct #39003795
Bank Statement Date: November 30, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				2,796.63
Add: Cash Receipts				
Less: Cash Disbursements				
Add <Less> Other				
Ending GL Balance				2,796.63
Ending Bank Balance				
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	May 14, 200	1000	<130.50>	
	May 14, 200	1007	<106.80>	
	May 14, 200	1008	<328.20>	
	May 14, 200	1009	<114.40>	
	May 14, 200	1010	<105.80>	
	May 14, 200	1012	<118.50>	
	May 14, 200	1013	<115.40>	
Total outstanding checks				<1,019.60>
Add <Less> Other				
Total other				
Unreconciled difference				3,816.23
Ending GL Balance				2,796.63

HAMILTON-Biophile Companies
Account Reconciliation
As of Dec 31, 2002
10250 - Mechanic's Bank Acct #39003795
Bank Statement Date: December 31, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				2,796.63
Add: Cash Receipts				
Less: Cash Disbursements				
Add <Less> Other				
Ending GL Balance				2,796.63
Ending Bank Balance				
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks				
	May 14, 200	1000	<130.50>	
	May 14, 200	1007	<106.80>	
	May 14, 200	1008	<328.20>	
	May 14, 200	1009	<114.40>	
	May 14, 200	1010	<105.80>	
	May 14, 200	1012	<118.50>	
	May 14, 200	1013	<115.40>	
Total outstanding checks				<1,019.60>
Add <Less> Other				
Total other				
Unreconciled difference				3,816.23
Ending GL Balance				2,796.63

HAMILTON-Biophile Companies
Account Reconciliation
As of Sep 30, 2002
10200 - River City Acct #28206
Bank Statement Date: September 30, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				<12,670.89>
Add: Cash Receipts				42,284.42
Less: Cash Disbursements				<35,641.38>
Add <Less> Other				
Ending GL Balance				<6,027.85>
Ending Bank Balance				314.16
Add back deposits in transit				
	Mar 1, 2002	3/26/02	251.12	
	May 24, 200	R0510	490.00	
Total deposits in transit				741.12
<Less> outstanding checks				
	Oct 1, 2001			
	Mar 5, 2001	1565	<25.00>	
	Jan 24, 2002	2439	<509.71>	
	Mar 8, 2002	2453	<1,283.14>	
	Apr 4, 2002	2475	<230.00>	
	Apr 23, 2002	2495	<1,735.28>	
	Aug 19, 2002	2543	<3,300.00>	
Total outstanding checks				<7,083.13>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				<6,027.85>

HAMILTON-Biophile Companies
Account Reconciliation
As of Oct 31, 2002
10200 - River City Acct #28206
Bank Statement Date: October 31, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				<6,027.85>
Add: Cash Receipts				7,934.86
Less: Cash Disbursements				<20,269.82>
Add <Less> Other				
Ending GL Balance				<18,362.81>
Ending Bank Balance				
Add back deposits in transit				
	Oct 23, 2002	1001	7,776.00	
	Oct 16, 2002	1002	158.86	
	Mar 1, 2002	3/26/02	251.12	
	May 24, 200	R0510	490.00	
Total deposits in transit				8,675.98
<Less> outstanding checks				
	Oct 1, 2001			
	Mar 5, 2001	1565	<25.00>	
	Jan 24, 2002	2439	<509.71>	
	Mar 8, 2002	2453	<1,283.14>	
	Apr 4, 2002	2475	<230.00>	
	Apr 23, 2002	2495	<1,735.28>	
	Aug 19, 2002	2543	<3,300.00>	
	Oct 9, 2002	2570	<3,600.00>	
	Oct 9, 2002	2571	<6,760.00>	
	Oct 9, 2002	2572	<1,000.00>	
	Oct 9, 2002	2573	<1,000.00>	
	Oct 9, 2002	2574	<1,200.00>	
	Oct 9, 2002	2575	<1,500.00>	
	Oct 11, 2002	2581	<155.42>	
	Oct 16, 2002	2584	<5,054.40>	
Total outstanding checks				<27,352.95>
Add <Less> Other				
Total other				
Unreconciled difference				314.16
Ending GL Balance				<18,362.81>

HAMILTON-Biophile Companies
Account Reconciliation
As of Nov 30, 2002
10200 - River City Acct #28206
Bank Statement Date: November 30, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				<18,362.81>
Add: Cash Receipts				19,982.00
Less: Cash Disbursements				<18,381.94>
Add <Less> Other				
Ending GL Balance				<16,762.75>
Ending Bank Balance				5,119.51
Add back deposits in transit				
	Oct 23, 2002	1001	7,776.00	
	Oct 16, 2002	1002	158.86	
	Nov 12, 2002	1101	19,982.00	
	Mar 1, 2002	3/26/02	251.12	
	May 24, 200	R0510	490.00	
Total deposits in transit				28,657.98
<Less> outstanding checks				
	Oct 1, 2001			
	Mar 5, 2001	1565	<25.00>	
	Jan 24, 2002	2439	<509.71>	
	Mar 8, 2002	2453	<1,283.14>	
	Apr 4, 2002	2475	<230.00>	
	Apr 23, 2002	2495	<1,735.28>	
	Aug 19, 2002	2543	<3,300.00>	
	Oct 9, 2002	2570	<3,600.00>	
	Oct 9, 2002	2571	<6,760.00>	
	Oct 9, 2002	2572	<1,000.00>	
	Oct 9, 2002	2573	<1,000.00>	
	Oct 9, 2002	2574	<1,200.00>	
	Oct 9, 2002	2575	<1,500.00>	
	Oct 11, 2002	2581	<155.42>	
	Oct 16, 2002	2584	<5,054.40>	
Total outstanding checks				<27,352.95>
Add <Less> Other				
Total other				
Unreconciled difference				<23,187.29>
Ending GL Balance				<16,762.75>

HAMILTON-Biophile Companies
Account Reconciliation
As of Dec 31, 2002
10200 - River City Acct #28206
Bank Statement Date: December 31, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				<16,762.75>
Add: Cash Receipts				
Less: Cash Disbursements				
Add <Less> Other				
Ending GL Balance				<16,762.75>
Ending Bank Balance				
Add back deposits in transit				
	Oct 23, 2002	1001	7,776.00	
	Oct 16, 2002	1002	158.86	
	Nov 12, 2002	1101	19,982.00	
	Mar 1, 2002	3/26/02	251.12	
	May 24, 200	R0510	490.00	
Total deposits in transit				28,657.98
<Less> outstanding checks				
	Oct 1, 2001			
	Mar 5, 2001	1565	<25.00>	
	Jan 24, 2002	2439	<509.71>	
	Mar 8, 2002	2453	<1,283.14>	
	Apr 4, 2002	2475	<230.00>	
	Apr 23, 2002	2495	<1,735.28>	
	Aug 19, 2002	2543	<3,300.00>	
	Oct 9, 2002	2570	<3,600.00>	
	Oct 9, 2002	2571	<6,760.00>	
	Oct 9, 2002	2572	<1,000.00>	
	Oct 9, 2002	2573	<1,000.00>	
	Oct 9, 2002	2574	<1,200.00>	
	Oct 9, 2002	2575	<1,500.00>	
	Oct 11, 2002	2581	<155.42>	
	Oct 16, 2002	2584	<5,054.40>	
Total outstanding checks				<27,352.95>
Add <Less> Other				
Total other				
Unreconciled difference				<18,067.78>
Ending GL Balance				<16,762.75>

RiverCityBank

MEMBER FDIC

CIRBY/SUNRISE BRANCH
1039 SUNRISE AVENUE
ROSEVILLE CA 95661

Page 1

Statement Date
8-31-02

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Account Number
3011028206

Enclosures
9

BUSINESS CHECKING PLUS

Balance Last Statement	46.63	As Of	7-31-02
+ Deposits/Credits	12,757.69		
- Checks/Debits	9,858.20	>9,873.20	
- Service Charges	15.00		
Balance This Statement	2,931.12		
Average Collected Balance	1,856.40		

* - - - - - - - - - - - - - - CHECKS PAID - - - - - - - - - - - - - - - *

Check No.	Date	Amount	Check No.	Date	Amount
2531	8-02	337.00	2540*	8-22	1195.00
2532	8-08	810.20	2541	8-22	215.00
2533	8-13	726.00	2542	8-21	75.00
2534	8-19	1000.00	2544*	8-27	200.00
2535	8-16	2000.00			

* Gap in Sequence

* - - - - - - - - - - - - - - OTHER ACTIVITY - - - - - - - - - - - - - - *

Date	Reference	Description	Amount
8-02	1	DEPOSIT	576.00
8-02	1	DEPOSIT	349.21
8-02	1	DEPOSIT	158.86
8-08	1	DEPOSIT	800.00
8-08	1	DEPOSIT	79.43
8-08	1	DEPOSIT	42.90
8-08	1	DEPOSIT	13.00
8-15	4	DEPOSIT	8000.00
8-20	1	MIKE ARCANGELI	3300.00
8-22	4	DEPOSIT	158.86
8-28	1	DEPOSIT	2500.00
8-28	1	DEPOSIT	79.43
8-31	999	SERVICE CHARGE	15.00

* - - - - - - - - - - - - - DAILY BALANCE SUMMARY - - - - - - - - - - - - - *

Date	Balance	Date	Balance	Date	Balance
7-31	46.63	8-02	793.70	8-08	918.83
8-13	192.83	8-15	8192.83	8-16	6192.83
8-19	5192.83	8-20	1892.83	8-21	1817.83
8-22	566.69	8-27	366.69	8-28	2946.12
8-31	2931.12				

END OF STATEMENT

(32)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Hamilton-Biophile Companies
(Formerly MEHL/Biophile International Corporation)

Case No. 00-20004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

FILED
04 JAN 23 PM 3:00
CLERK, U.S. BANKRUPTCY COURT
EASTERN DIST. OF CA.
SACRAMENTO, CA.

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 9/30/2002 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	361,779	351,115	
	b. Total Assets	454,699	444,035	132,259
	c. Current Liabilities	92,634	95,071	
	d. Total Liabilities	1,901,837	1,904,274	1,940,556
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	42,284	12,758	3,028,821
	b. Total Disbursements	33,151	24,783	3,028,484
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	9,133	-12,025	337
	d. Cash Balance at Beginning of Month	(8,796)	3,230	0
	e. Cash Balance End of Month (c+d)	337	-8,795	337
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
4	Profit/(Loss) from the Statement of Operations	14,121	-16,574	-29,931
5	Account Receivables (Pre and Post Petition)	165,211	168,571	
6	Post-Petition Liabilities	92,634	95,071	
7	Past Due Post-Petition Account Payables (over 30 days)	3856	3,856	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ____; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns: ____.
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 21, 2004

[signature], CEO
Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended September 30, 2002

Current Month: Actual	Current Month: Forecast	Current Month: Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
22,950			1	Gross Sales	2,572,874	
			2	less Sales Returns & Allowances		
22,950			3	Net Sales	2,572,874	
1,986			4	less: Cost of Goods Sold (Schedule 'B')	1,689,850	
20,964			5	Gross Profit	883,024	
			6	Interest	0	
			7	Other Income	109,984	
3,476			8		5,403	
200			9		1,101	
25,061			10	**Total Revenues**	999,512	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
242			14	Contract Labor	44,547	
				Rent/Lease	0	
			15	Personal Property	5,071	
2,527			16	Real Property	228,788	
			17	Insurance	5,365	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	4,985	
2,400			24	Other Administrative	90,795	
2,471			25	Interest	8,603	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	82,024	
			29	Trade Show Expenses	30,227	
			30	Insurance Expenses	29,401	
3,300			31	Telephone & Utilities	58,156	
			32	Misc. Expenses & Adjustments	23,327	
			33		0	
			34		0	
10,940			35	**Total Expenses**	953,497	
14,121			36	**Subtotal**	46,016	
				Reorganization Items:		
			37	Professional Fees	76,203	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	75,947	
14,121			44	**Net Profit (Loss) Before Federal & State Taxes**	(29,931)	
			45	Federal & State Income Taxes	0	
14,121			46	**Net Profit (Loss)**	(29,931)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET
(General Business Case)

For the Month Ended 09/30/02

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		337
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		165,211
4	Inventory	A	10,000
5	Prepaid expenses	B	5000
6	Professional retainers		
7	Other:		
8	Prepaid Insurance		5,000
	Notes Rec Hamilton-Clarke Industries		176,231
9	**Total Current Assets**		361,779

Property and Equipment (Market Value)

10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	
25	Claims for overpayment of taxes	83,500
26	License of patents	
27		
28	**Total Other Assets**	83,500
29	**Total Assets**	454,699

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules		
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		18,321
36	Accounts payable (trade)	A	3,856
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		12,211
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		56,227
42	Metabolic Industries, Inc.		2,018
43			
44	**Total current Liabilities**		92,634
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,901,837
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,283,204
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,536,198
55	Cumulative profit/(loss) since filing case		-29,931
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		1
59	**Total Equity (Deficit)**		-1,447,138
60	**Total Liabilities and Equity (Deficit)**		$ 454,699

Revised 3/15/99

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days	165,211		
Total accounts receivable/payable	165,211		
Allowance for doubtful accounts			
Accounts receivable (net)	165,211		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	1,966
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	1,966

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended September 30, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,605
2	Cash Received from Sales	3,360	2,436,132
3	Interest Received		576
4	Borrowings	27,850	308,132
5	Funds from Shareholders, Partners, or Other Insiders		23,300
6	Capital Contributions		99,980
7	Voided Checks	6,760	7,848
8	Vender Refunds & Overpayments	4,314	19,259
9	Miscellaneous Sales		30,039
10	Other Income		6,079
11			889
			0
12	Total Cash Receipts	$42,284	$3,026,821
	Cash Disbursements		
13	Payments for Inventory	1,966	$1,362,169
14	Selling	0	357,847
15	Administrative	1,563	110,796
16	Capital Expenditures		0
17	Principal Payments on Debt	3,262	143,463
18	Interest Paid		3,953
	Rent/Lease:		0
19	Personal Property		3,092
20	Real Property	13,520	284,927
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		0
25	Other	4,000	6,000
26	Salaries/Commissions (less employee withholding)	0	129,238
27	Attorney for Debtor and Miscellaneous	2,000	87,194
	Taxes:		-8
28	Employee Withholding		
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,636
32	Other Cash Outflows:		0
33	Outside Marketing Commissions	0	315,673
34	Advertising Costs		83,663
35	Trade Show Costs	0	33,040
36	Insurance Costs	3,296	46,760
37	Telephone & Utilities	3,545	59,119
			0
38	Total Cash Disbursements	$33,151	$3,028,484
39	**Net Increase (Decrease) in Cash**	$9,133	$337
40	**Cash Balance, Beginning of Period**	($8,796)	
41	**Cash Balance, End of Period**	$337	$337

10:33 AM
01/21/04
Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of September 30, 2002

	Sep 30, 02
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	
Merchants Bank	3,806.23
River City Bank	-3,468.97
Total Cash Unrestricted	337.26
Total Checking/Savings	337.26
Accounts Receivable	
Accounts Receivable	165,210.76
Total Accounts Receivable	165,210.76
Other Current Assets	
Bionica, Inc.	1,020.76
Inventory	10,000.00
Motorsports	191,896.51
Prepaid Insurance	5,000.00
Total Other Current Assets	207,917.27
Total Current Assets	373,465.29
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
Other Assets	
Claim for Overpayment of Taxes	83,500.00
Total Other Assets	83,500.00
TOTAL ASSETS	**466,385.08**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Accounts Payable	3,856.38
Total Accounts Payable	3,856.38
Credit Cards	
REI	-330.00
Visa Bank of America	56,707.10
Total Credit Cards	56,377.10
Other Current Liabilities	
Chapter 11 Counsel	12,211.44
Due to Officers	
Ed Iaconis	4,510.00
Greg Gilbert	8,911.06
Total Due to Officers	13,421.06
Due to/from Tom Mehl	-5,000.00
Hamilton-Clarke Industries	15,665.55
Metabolic Industries	2,019.65
Nardo Zaias	4,900.00
Suspense	-149.66
Total Other Current Liabilities	43,068.04
Total Current Liabilities	103,301.52
Long Term Liabilities	
General Unsecured Claims	1,809,684.60

Hamilton Biophile Companies
Balance Sheet
As of September 30, 2002

	Sep 30, 02
Pre-Petition Liabilities	
Priority Unsecured Claims	-481.00
Total Pre-Petition Liabilities	-481.00
Total Long Term Liabilities	1,809,203.60
Total Liabilities	1,912,505.12
Equity	
Additional Paid In Capital	31,537,217.60
Capital Stock	13,329,796.00
Retained Earnings	-20,275.81
Retained Surplus at Filing	-46,283,204.00
Net Income	-9,655.83
Total Equity	-1,446,120.04
TOTAL LIABILITIES & EQUITY	466,385.08

10:33 AM
01/21/04
Accrual Basis

Hamilton Biophile Companies
Profit & Loss
September 2002

	Sep 02
Ordinary Income/Expense	
Income	
Machine Rental	200.00
Miscellaneous Income	3,876.13
Sales - Product	22,950.00
Total Income	27,026.13
Cost of Goods Sold	
Finally Free Units - United Pro	1,965.60
Total COGS	1,965.60
Gross Profit	25,060.53
Expense	
Interest Expense	2,470.56
Labor - Outside	241.81
Other Administrative	2,400.40
Rent	2,526.89
Telephone & Utilities	3,300.34
Total Expense	10,940.00
Net Ordinary Income	14,120.53
Net Income	14,120.53

Hamilton Biophile Companies
Reconciliation Summary
River City Bank, Period Ending 01/31/2004

		Sep 30, 02
Beginning Balance		-17,306.52
Cleared Transactions		
Checks and Payments - 21 items	-44,901.38	
Deposits and Credits - 12 items	42,284.42	
Total Cleared Transactions	-2,616.96	
Cleared Balance		**-19,923.48**
Uncleared Transactions		
Checks and Payments - 32 items	-40,689.14	
Deposits and Credits - 39 items	57,143.65	
Total Uncleared Transactions	16,454.51	
Register Balance as of 01/31/2004		**-3,468.97**
Ending Balance		-3,468.97

		HCI	MotorSports	Biophile	Metabolic	Bionica	Total	Applegarth	Bannister	Betteridge	Cutler	Trina	Iaconis	Taylor	Utley	
		0.13	0.61	0.13	0.13		1.00	625.20	600.00	750.00	750.00	0.00	500.00	475.20	600.00	4,300.40
09/03/02	3,295.60	480.10	1,855.30	480.10	480.10		3,295.60	625.20			750.00	345.20	500.00	475.20	600.00	3,295.60

	Jun 2002	Increase	Decrease	July 2002	Increase	Decrease	Aug 2002	Increase	Decrease	Sep. 2002
Alsto	600.00			600.00			600.00		600.00	0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	293.35			293.35			293.35		293.35	0.00
	4,248.00			4,248.00			4,248.00		1,110.33	3,137.67
	708.32			708.32			708.32		708.32	0.00
	0.00			0.00			0.00			0.00
	648.00			648.00			648.00		648.00	0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Amazon	576.00			576.00		576.00	0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Gaim	0.00			0.00			0.00			0.00
	329.60			329.60			329.60			329.60
	4,320.00			4,320.00			4,320.00			4,320.00
	3,240.00			3,240.00			3,240.00			3,240.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00

	Jun 2002	Increase	Decrease	July 2002	Increase	Decrease	Aug 2002	Increase	Decrease	Sep. 2002
Healthcare 21	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Hedonics	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Luminescence	0.00			0.00			0.00			0.00
	2,400.00			2,400.00			2,400.00			2,400.00
	900.00			900.00			900.00			900.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Price Click	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	0.00			0.00			0.00			0.00
Remington Products	3,893.21			3,893.21			3,893.21			3,893.21
	7,776.00			7,776.00			7,776.00			7,776.00
	1,344.70			1,344.70			1,344.70			1,344.70
	5,184.00			5,184.00			5,184.00			5,184.00
	0.00			0.00			0.00			0.00
SMART	600.00			600.00			600.00			600.00
	600.00			600.00			600.00			600.00
	600.00			600.00			600.00			600.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Techno	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
The Shopping Channel	2,206.92			2,206.92			2,206.92			2,206.92
	5,985.25			5,985.25			5,985.25			5,985.25

	Jun 2002	Increase	Decrease	July 2002	Increase	Decrease	Aug 2002	Increase	Decrease	Sep. 2002
	93.04			93.04			93.04			93.04
	441.00			441.00			441.00			441.00
	19,619.50			19,619.50			19,619.50			19,619.50
	27,192.00			27,192.00			27,192.00			27,192.00
	-4,962.13			-4,962.13			-4,962.13			-4,962.13
	56,670.00			56,670.00			56,670.00			56,670.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
QVC, Inc.	10,200.00			10,200.00			10,200.00			10,200.00
	10,200.00			10,200.00			10,200.00			10,200.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Silvo Home	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	169,146.76	0.00	0.00	169,146.76	0.00	576.00	168,570.76	0.00	3,360.00	165,210.76
Revenue Per PeachTree	29,520.00			29,520.00						

River City Bank

MEMBER FDIC

CIRBY/SUNRISE BRANCH
1039 SUNRISE AVENUE
ROSEVILLE CA 95661

Page 1

Statement Date
9-30-02

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Account Number
3011028206

Enclosures
16

BUSINESS CHECKING PLUS

Balance Last Statement	2,931.12	As Of	8-31-02
+ Deposits/Credits	35,524.42		
- Checks/Debits	38,126.38		
- Service Charges	15.00		
Balance This Statement	314.16		
Average Collected Balance	4,259.64		

CHECKS PAID

Check No.	Date	Amount	Check No.	Date	Amount
2545	9-11	2500.00	2558	9-04	3295.60
2546	9-06	2500.00	2560*	9-09	5760.00
2547	9-09	6760.00	2563*	9-17	1965.60
2549*	9-04	4000.00	2564	9-17	1207.00
2550	9-05	2000.00	2565	9-26	100.00
2553*	9-05	2500.00	341673*	9-09	201.62 (2551)
2554	9-06	348.72	342039*	9-09	250.00 (2552)
2556*	9-16	6760.00	R0911*	9-27	244.40
2557	9-11	1407.44			

* Gap in Sequence

ELECTRONIC TRANSACTIONS

Date	Reference	Description	Amount
9-05	30905	BK OF AM CRD ACH PAYBYPHONE	R0912 2055.00-

OTHER ACTIVITY

Date	Reference	Description	Amount
9-03	1	9AS-PCIC CO LTD/GOODS	R0913 22950.00
9-03	1	WIRE FEE	R0914 12.00-
9-06		DEPOSIT	200.00
9-06		DEPOSIT	79.43
9-09	4	NSF CHG OVERDRAWN	R0916 19.00-
9-10	1	DEPOSIT	2101.13
9-10	1	DEPOSIT	1775.00
9-10	2560	RETURNED CHECK	6760.00
9-13	1	DEPOSIT	4900.00
9-17	1	DEPOSIT	3360.00
9-23	1	DEPOSIT	158.86
9-30	999	SERVICE CHARGE	R0925 15.00-

DAILY BALANCE SUMMARY

Date	Balance	Date	Balance	Date	Balance
8-31	2931.12	9-03	25869.12	9-04	18573.52
9-05	12018.52	9-06	9449.23	9-09	4541.39-
9-10	6094.74	9-11	2187.30	9-13	7087.30
9-16	327.30	9-17	514.70	9-23	673.56
9-26	573.56	9-27	329.16	9-30	314.16

END OF STATEMENT

11/11/03 at 11:42:35.68

HAMILTON-Biophile Companies
Account Reconciliation
As of Sep 30, 2002
10200 - River City Acct #28206
Bank Statement Date: September 30, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				<12,670.89>
Add: Cash Receipts				42,284.42
Less: Cash Disbursements				<35,641.38>
Add <Less> Other				
Ending GL Balance				<6,027.85>
Ending Bank Balance				314.16
Add back deposits in transit	Mar 1, 2002	3/26/02	251.12	
	May 24, 200	R0510	490.00	
Total deposits in transit				741.12
<Less> outstanding checks	Oct 1, 2001			
	Mar 5, 2001	1565	<25.00>	
	Jan 24, 2002	2439	<509.71>	
	Mar 8, 2002	2453	<1,283.14>	
	Apr 4, 2002	2475	<230.00>	
	Apr 23, 2002	2495	<1,735.28>	
	Aug 19, 2002	2543	<3,300.00>	
Total outstanding checks				<7,083.13>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				<6,027.85>

9:34 AM
01/21/04
Accrual Basis

Hamilton Biophile Companies
Balance Sheet Detail
As of September 30, 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
ASSETS								455,854.33
Current Assets								362,934.54
Checking/Savings								-8,795.78
Cash Unrestricted								-8,795.78
Merchants Bank								3,816.23
Total Merchants Bank								3,816.23
River City Bank								-12,612.01
Deposit	9/3/2002		PCIC Co Ltd	Money from P...	X	Sales - Product	22,950.00	10,337.99
Check	9/3/2002		River City Bank	Wire Fee	X	Bank Service ...	-12.00	10,325.99
Check	9/3/2002	2549	Vicki Gilbert	Sept. Comp	X	Greg Gilbert	-4,000.00	6,325.99
Check	9/3/2002	2550	Edward L. Cook CPA		X	Accounting	-2,000.00	4,325.99
Check	9/3/2002	2551	Sprint PCS		X	Telephone & U...	-201.62	4,124.37
Check	9/3/2002	2552	Sprint PCS		X	Telephone & U...	-250.00	3,874.37
Check	9/3/2002	2554	SureWest		X	Internet Lines	-348.72	3,525.65
Check	9/3/2002	2553	S.M.U.D.		X	Electricity	-2,500.00	1,025.65
Check	9/3/2002	2555	Bank of America		X	Visa Bank of A...	-2,055.00	-1,029.35
Check	9/3/2002	2557	Wells Fargo Leasing	Compressor ...	X	Metabolic Indu...	-1,407.44	-2,436.79
Check	9/3/2002	2558	Barrett Business Ser...	8/31/02	X	-SPLIT-	-3,295.60	-5,732.39
Check	9/4/2002	2559	Void	void	X	Suspense		-5,732.39
Check	9/4/2002	2560	McClellan Park	September	X	Lease	-6,760.00	-12,492.39
Deposit	9/5/2002		Nardo Zaias		X	Nardo Zaias	4,900.00	-7,592.39
Deposit	9/5/2002		Barrett Business Ser...	Ins. Reimburs...	X	Labor - Outside	79.43	-7,512.96
Deposit	9/6/2002		Advanced Weld Des...	Use of machi...	X	Machine Rental	200.00	-7,312.96
Deposit	9/6/2002		McClellan Park	NSF Check #...	X	Lease	6,760.00	-552.96
Check	9/6/2002	2561	Void	Void to Allen ...	X	Suspense		-552.96
Check	9/9/2002		River City Bank	NSF	X	Bank Service ...	-19.00	-571.96
Deposit	9/10/2002		TGM Airepairs, Inc	Sale of Kmart...	X	Miscellaneous ...	1,775.00	1,203.04
Deposit	9/10/2002		Hydraulics Internatio...	Sale of world...	X	Miscellaneous ...	2,101.13	3,304.17
Check	9/16/2002	2556	McClellan Park	River City Ca...	X	-SPLIT-	-6,760.00	-3,455.83
Deposit	9/17/2002		Aldo's Handy Helpers	Inv. #02-5078...	X	Sales - Product	3,360.00	-95.83
Check	9/17/2002	2562	Void		X	Suspense		-95.83
Check	9/17/2002	2563	River City Bank	United Produ...	X	Finally Free U...	-1,965.60	-2,061.43
Check	9/17/2002	2564	Motorsports		X	Motorsports	-1,207.00	-3,268.43
Check	9/18/2002	2565	BFI	$100 of $264....	X	Waste Disposal	-100.00	-3,368.43
Check	9/23/2002	2566	Pacific Bell	Ed Cook's Bill	X	Accounting	-244.40	-3,612.83
Deposit	9/23/2002		Barrett Business Ser...	Ins Refunds	X	Labor - Outside	158.86	-3,453.97
Check	9/30/2002		River City Bank		X	Bank Service ...	-15.00	-3,468.97
Total River City Bank							9,143.04	-3,468.97
Cash Unrestricted - Other								0.00
Total Cash Unrestricted - Other								0.00
Total Cash Unrestricted							9,143.04	347.26
Total Checking/Savings							9,143.04	347.26
Accounts Receivable								168,570.76
Accounts Receivable								168,570.76
Total Accounts Receivable								168,570.76
Total Accounts Receivable								168,570.76
Other Current Assets								203,159.56
Bionica, Inc.								0.00
Check	9/16/2002	2556	McClellan Park	River City Ca...		River City Bank	1,020.76	1,020.76
Total Bionica, Inc.							1,020.76	1,020.76
Inventory								10,000.00
Total Inventory								10,000.00
Motorsports								188,159.56
Check	9/3/2002	2558	Barrett Business Ser...	8/31/02		River City Bank	1,855.30	190,014.86
Check	9/16/2002	2556	McClellan Park	River City Ca...		River City Bank	674.65	190,689.51
Check	9/17/2002	2564	Motorsports			River City Bank	1,207.00	191,896.51
Total Motorsports							3,736.95	191,896.51
Prepaid Insurance								5,000.00
Total Prepaid Insurance								5,000.00

Hamilton Biophile Companies
Balance Sheet Detail
As of September 30, 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Undeposited Funds								0.00
Total Undeposited Funds								0.00
Total Other Current Assets							4,757.71	207,917.27
Total Current Assets							13,900.75	376,836.29
Fixed Assets								9,419.79
Computer Equipment								9,419.79
Total Computer Equipment								9,419.79
Total Fixed Assets								9,419.79
Other Assets								83,500.00
Claim for Overpayment of Taxes								83,500.00
Total Claim for Overpayment of Taxes								83,500.00
Total Other Assets								83,500.00
TOTAL ASSETS							13,900.75	469,756.08
LIABILITIES & EQUITY								455,854.33
Liabilities								1,916,094.90
Current Liabilities								106,891.30
Accounts Payable								3,856.38
Accounts Payable								3,856.38
Total Accounts Payable								3,856.38
Total Accounts Payable								3,856.38
Credit Cards								55,961.54
REI								-330.00
Total REI								-330.00
Visa Bank of America								56,291.54
Check	9/3/2002	2555	Bank of America			River City Bank	-2,055.00	54,236.54
Total Visa Bank of America							-2,055.00	54,236.54
Total Credit Cards							-2,055.00	53,906.54
Other Current Liabilities								47,073.38
Chapter 11 Counsel								12,211.44
Total Chapter 11 Counsel								12,211.44
Due to Officers								17,421.06
Ed Iaconis								4,510.00
Total Ed Iaconis								4,510.00
Greg Gilbert								12,911.06
Check	9/3/2002	2549	Vicki Gilbert	Sept. Comp		River City Bank	-4,000.00	8,911.06
Total Greg Gilbert							-4,000.00	8,911.06
Due to Officers - Other								0.00
Total Due to Officers - Other								0.00
Total Due to Officers							-4,000.00	13,421.06
Due to PCIC Co., Inc.								0.00
Total Due to PCIC Co., Inc.								0.00
Due to/from Tom Mehl								-5,000.00
Total Due to/from Tom Mehl								-5,000.00
Hamilton-Clarke Industries								16,820.30
Check	9/3/2002	2558	Barrett Business Ser...	8/31/02		River City Bank	-480.10	16,340.20
Check	9/15/2002	2556	McClellan Park	River City Ca...		River City Bank	-674.65	15,665.55
Total Hamilton-Clarke Industries							-1,154.75	15,665.55

Hamilton Biophile Companies
Balance Sheet Detail
As of September 30, 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Metabolic Industries								5,770.24
Check	9/3/2002	2557	Wells Fargo Leasing	Compressor ...		River City Bank	-1,407.44	4,362.80
Check	9/3/2002	2558	Barrett Business Ser...	8/31/02		River City Bank	-480.10	3,882.70
Check	9/16/2002	2556	McClellan Park	River City Ca...		River City Bank	-1,863.05	2,019.65
Total Metabolic Industries							-3,750.59	2,019.65
Nardo Zalas								0.00
Deposit	9/5/2002		Nardo Zalas			River City Bank	4,900.00	4,900.00
Total Nardo Zalas							4,900.00	4,900.00
Payroll Liabilities								0.00
Total Payroll Liabilities								0.00
Suspense								-149.66
Check	9/4/2002	2559	Void	void		River City Bank		-149.66
Check	9/6/2002	2561	Void	Void to Allen ...		River City Bank		-149.66
Check	9/17/2002	2562	Void			River City Bank		-149.66
Total Suspense							0.00	-149.66
Total Other Current Liabilities							-4,005.34	43,068.04
Total Current Liabilities							-6,060.34	100,830.96
Long Term Liabilities								1,809,203.60
General Unsecured Claims								1,809,684.60
Total General Unsecured Claims								1,809,684.60
Pre-Petition Liabilities								-481.00
Priority Unsecured Claims								-481.00
Total Priority Unsecured Claims								-481.00
Pre-Petition Liabilities - Other								0.00
Total Pre-Petition Liabilities - Other								0.00
Total Pre-Petition Liabilities								-481.00
Total Long Term Liabilities								1,809,203.60
Total Liabilities							-6,060.34	1,910,034.56
Equity								-1,460,240.57
Additional Paid In Capital								31,537,217.60
Total Additional Paid In Capital								31,537,217.60
Capital Stock								13,329,798.00
Total Capital Stock								13,329,798.00
Retained Earnings								-20,275.81
Total Retained Earnings								-20,275.81
Retained Surplus at Filing								-46,283,204.00
Total Retained Surplus at Filing								-46,283,204.00
Net Income								-23,776.36
Total Net Income							19,961.09	-3,815.27
Total Equity							19,961.09	-1,440,279.48
TOTAL LIABILITIES & EQUITY							13,900.75	469,755.08

Hamilton Biophile Companies
Profit & Loss Detail
September 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Ordinary Income/Expense								
Income								
Machine Rental								
Deposit	9/6/2002		Advanced Weld Des...	Use of machi...		River City Bank	200.00	200.00
Total Machine Rental							200.00	200.00
Miscellaneous Income								
Deposit	9/10/2002		TGM Airepairs, Inc	Sale of Kmart...		River City Bank	1,775.00	1,775.00
Deposit	9/10/2002		Hydraulics Internatio...	Sale of workt...		River City Bank	2,101.13	3,876.13
Total Miscellaneous Income							3,876.13	3,876.13
Sales - Product								
Deposit	9/3/2002		PCIC Co Ltd	Money from P...		River City Bank	22,950.00	22,950.00
Deposit	9/17/2002		Aldo's Handy Helpers	Inv. #02-5078...		River City Bank	3,360.00	26,310.00
Total Sales - Product							26,310.00	26,310.00
Total Income							30,386.13	30,386.13
Cost of Goods Sold								
Finally Free Units - United Pro								
Check	9/17/2002	2563	River City Bank	United Produ...		River City Bank	1,965.60	1,965.60
Total Finally Free Units - United Pro							1,965.60	1,965.60
Total COGS							1,965.60	1,965.60
Gross Profit							28,420.53	28,420.53
Expense								
Labor - Outside								
Check	9/3/2002	2558	Barrett Business Ser...	8/31/02		River City Bank	480.10	480.10
Deposit	9/5/2002		Barrett Business Ser...	Ins. Reimburs...		River City Bank	-79.43	400.67
Deposit	9/23/2002		Barrett Business Ser...	Ins Refunds		River City Bank	-158.86	241.81
Total Labor - Outside							241.81	241.81
Other Administrative								
Accounting								
Check	9/3/2002	2550	Edward L. Cook CPA			River City Bank	2,000.00	2,000.00
Check	9/23/2002	2566	Pacific Bell	Ed Cook's Bill		River City Bank	244.40	2,244.40
Total Accounting							2,244.40	2,244.40
Bank Service Charges								
Check	9/3/2002		River City Bank	Wire Fee		River City Bank	12.00	12.00
Check	9/9/2002		River City Bank	NSF		River City Bank	19.00	31.00
Check	9/30/2002		River City Bank			River City Bank	15.00	46.00
Total Bank Service Charges							46.00	46.00
Waste Disposal								
Check	9/18/2002	2565	BFI	$100 of $264...		River City Bank	100.00	100.00
Total Waste Disposal							100.00	100.00
Total Other Administrative							2,390.40	2,390.40
Rent								
Lease								
Check	9/4/2002	2560	McClellan Park	Check NSF s...		River City Bank	6,760.00	6,760.00
Deposit	9/5/2002		McClellan Park	NSF Check #...		River City Bank	-6,760.00	0.00
Check	9/16/2002	2556	McClellan Park	River City Ca...		River City Bank	2,526.89	2,526.89
Total Lease							2,526.89	2,526.89
Total Rent							2,526.89	2,526.89
Telephone & Utilities								
Electricity								
Check	9/3/2002	2553	S.M.U.D.			River City Bank	2,500.00	2,500.00
Total Electricity							2,500.00	2,500.00
Internet Lines								
Check	9/3/2002	2554	SureWest			River City Bank	348.72	348.72
Total Internet Lines							348.72	348.72

Hamilton Biophile Companies
Profit & Loss Detail
September 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Telephone & Utilities - Other								
Check	9/3/2002	2551	Sprint PCS			River City Bank	201.62	201.62
Check	9/3/2002	2552	Sprint PCS			River City Bank	250.00	451.62
Total Telephone & Utilities - Other							451.62	451.62
Total Telephone & Utilities							3,300.34	3,300.34
Total Expense							8,459.44	8,459.44
Net Ordinary Income							19,961.09	19,961.09
Net Income							19,961.09	19,961.09

Register: Cash Unrestricted:River City Bank
From 09/01/2002 through 09/30/2002
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
09/03/2002		PCIC Co Ltd	Sales - Product	Money from Pi...		X	22,950.00	10,337.99
09/03/2002		River City Bank	Other Administrative:...	Wire Fee	12.00	X		10,325.99
09/03/2002	2549	Vicki Gilbert	Due to Officers:Greg ...	Sept. Comp	4,000.00	X		6,325.99
09/03/2002	2550	Edward L. Cook CPA	Other Administrative:...		2,000.00	X		4,325.99
09/03/2002	2551	Sprint PCS	Telephone & Utilities		201.62	X		4,124.37
09/03/2002	2552	Sprint PCS	Telephone & Utilities		250.00	X		3,874.37
09/03/2002	2553	S.M.U.D.	Telephone & Utilities:...		2,500.00	X		1,374.37
09/03/2002	2554	SureWest	Telephone & Utilities:I...		348.72	X		1,025.65
09/03/2002	2555	Bank of America	Visa Bank of America		2,055.00	X		-1,029.35
09/03/2002	2557	Wells Fargo Leasing	Metabolic Industries	Compressor Pa...	1,407.44	X		-2,436.79
09/03/2002	2558	Barrett Business Ser...	-split-	8/31/02	3,295.60	X		-5,732.39
09/04/2002	2559	Void	Suspense	void		X		-5,732.39
09/04/2002	2560	McClellan Park	Rent:Lease	September	6,760.00	X		-12,492.39
09/05/2002		Nardo Zaias	Nardo Zaias			X	4,900.00	-7,592.39
09/05/2002		Barrett Business Ser...	Labor - Outside	Ins. Reimburse...		X	79.43	-7,512.96
09/05/2002		Advanced Weld Desi...	Machine Rental	Use of machin...		X	200.00	-7,312.96
09/05/2002		McClellan Park	Rent:Lease	NSF Check #2...		X	6,760.00	-552.96
09/06/2002	2561	Void	Suspense	Void to Allen ...		X		-552.96
09/09/2002		River City Bank	Other Administrative:...	NSF	19.00	X		-571.96
09/10/2002		TGM Airepairs, Inc	Miscellaneous Income	Sale of Kmart t...		X	1,775.00	1,203.04
09/10/2002		Hydraulics Internatio...	Miscellaneous Income	Sale of workta...		X	2,101.13	3,304.17
09/16/2002	2556	McClellan Park	-split-	River City Cas...	6,760.00	X		-3,455.83
09/17/2002		Alsto's Handy Helpers	Sales - Product	Inv. #02-5078 ...		X	3,360.00	-95.83
09/17/2002	2562	Void	Suspense			X		-95.83
09/17/2002	2563	River City Bank	Finally Free Units - U...	United Product...	1,965.60	X		-2,061.43
09/17/2002	2564	Motorsports	Motorsports		1,207.00	X		-3,268.43
09/18/2002	2565	BFI	Other Administrative:...	$100 of $264.04	100.00	X		-3,368.43
09/23/2002		Barrett Business Ser...	Labor - Outside	Ins Refunds		X	158.86	-3,209.57
09/23/2002	2566	Pacific Bell	Other Administrative:...	Ed Cook's Bill	244.40	X		-3,453.97
09/30/2002		River City Bank	Other Administrative:...		15.00	X		-3,468.97

Hamilton Biophile Companies
Reconciliation Summary
River City Bank, Period Ending 09/30/2002

		Nov 28, 03
Beginning Balance		-17,306.52
Cleared Transactions		
Checks and Payments - 21 items	-44,901.38	
Deposits and Credits - 12 items	42,284.42	
Total Cleared Transactions	-2,616.96	
Cleared Balance		**-19,923.48**
Uncleared Transactions		
Checks and Payments - 32 items	-40,689.14	
Deposits and Credits - 39 items	57,143.65	
Total Uncleared Transactions	16,454.51	
Register Balance as of 09/30/2002		**-3,468.97**
New Transactions		
Checks and Payments - 168 items	-139,946.15	
Deposits and Credits - 45 items	139,640.23	
Total New Transactions	-305.92	
Ending Balance		**-3,774.89**

THE MECHANICS BANK
NORTHERN CALIFORNIA'S MOST TRUSTED BANK. SINCE 1905.®
MEMBER FDIC

000 26 01 | PAGE: 1
DATE: 09/30/02 | ACCOUNT: 39003795
DOCUMENTS: 0

HAMILTON BIOPHILES COMPANIES
JOHN J FITZGERALD
EDWARD P IACONIS
4342 DUDLEY BLVD SUITE 200 400
MCCULLAN CA 95652

30-6
0
0

TAKE YOUR BUSINESS FINANCIAL MANAGEMENT TO THE NEXT LEVEL.
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TODAY AT WWW.MECHBANK.COM

BUSINESS ACCOUNT 39003795

		LAST STATEMENT 08/30/02	3,816.23
MINIMUM BALANCE	3,816.23	CREDITS	.00
AVG AVAILABLE BALANCE	3,816.23	1 DEBITS	10.00
AVERAGE BALANCE	3,816.23	THIS STATEMENT 09/30/02	3,806.23

- - - - - - - - - OTHER DEBITS - - - - - - - - -

DESCRIPTION	DATE	AMOUNT
SERVICE CHARGE	09/30	10.00

- - - ITEMIZATION OF SERVICE CHARGE PAID THIS PERIOD - - -

TOTAL CHARGE FOR MONTHLY CHARGE: 10.00

- - - - - - - - DAILY BALANCE - - - - - - - -

DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
09/30	3,806.23				

HAMILTON-Biophile Companies

General Ledger

For the Period From Sep 1, 2002 to Sep 30, 2002

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
10000	9/1/02			Beginning Balance			-116.62
Petty Cash	9/30/02			Ending Balance			-116.62
10200	9/1/02			Beginning Balance			-12,670.89
River City Acct #28206	9/3/02	2558	CDJ	River City Bank		3,295.60	
	9/3/02	2550	CDJ	Edward Cook		2,000.00	
	9/3/02	2551	CDJ	Sprint		201.62	
	9/3/02	2552	CDJ	Sprint PCS		250.00	
	9/3/02	2553	CDJ	SMUD		2,500.00	
	9/3/02	2554	CDJ	Roseville Telephone Co.		348.72	
	9/3/02	2549	CDJ	Vicki Gilbert		4,000.00	
	9/3/02	2557	CDJ	Wells Fargo Bank		1,407.44	
	9/3/02	R0913	CRJ	Dr. Pichit Savanprakorn	22,950.00		
	9/5/02	R0912	CDJ	Bank of America		2,055.00	
	9/5/02	R0914	CDJ	River City Bank		12.00	
	9/6/02	R0901	CRJ	Advanced Weld Design	200.00		
	9/6/02	R0902	CRJ	Barrett Business Service	79.43		
	9/9/02	R0916	CDJ	River City Bank		19.00	
	9/9/02	2560	CDJ	McClellan Park		6,760.00	
	9/10/02	R0903	CRJ	Hydraulics International, Inc.	2,101.13		
	9/10/02	R0904	CRJ	TMG Airepairs, Inc	1,775.00		
	9/10/02	R0926	CRJ	River City Bank	6,760.00		
	9/13/02	R0905	CRJ	Hamilton-Clarke Industries	4,900.00		
	9/16/02	2556	CDJ	River City Bank		6,760.00	
	9/17/02	R0906	CRJ	Alsto Galesburg	3,360.00		
	9/17/02	2563	CDJ	River City Bank		1,965.60	
	9/17/02	2564	CDJ	Hamilton Clarke Industries		1,207.00	
	9/17/02	2565	CDJ	Browning-Ferris Industries		100.00	
	9/23/02	R0907	CRJ	Barrett Business Service	158.86		
	9/23/02	R0911	CDJ	Pacific Bell		244.40	
	9/30/02	R0925	CDJ	River City Bank		15.00	
	9/30/02	2545	CDJ	Mehl, Thomas L. Jr.		2,500.00	
				Current Period Change	42,284.42	35,641.38	6,643.04
	9/30/02			Ending Balance			-6,027.85
10250	9/1/02			Beginning Balance			2,796.63
Mechanic's Bank Acct #3	9/30/02			Ending Balance			2,796.63
11000	9/1/02			Beginning Balance			164,170.76
Accounts Receivable	9/30/02			Ending Balance			164,170.76
11100	9/1/02			Beginning Balance			-71.98
AR from Metabolic	9/30/02			Ending Balance			-71.98
12150	9/1/02			Beginning Balance			416,920.00
Finished Goods Inventory	9/30/02			Ending Balance			416,920.00
14200	9/1/02			Beginning Balance			113,308.94
Notes Receivable-HCI	9/30/02			Ending Balance			113,308.94
14300	9/1/02			Beginning Balance			-40,315.82
Notes Receivable-Met	9/30/02			Ending Balance			-40,315.82

HAMILTON-Biophile Companies
General Ledger
For the Period From Sep 1, 2002 to Sep 30, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
15100	9/1/02			Beginning Balance			2,400.00
Equipment	9/30/02			Ending Balance			2,400.00
20000	9/1/02			Beginning Balance			-2,685.89
Accounts Payable	9/30/02			Ending Balance			-2,685.89
21000	9/1/02			Beginning Balance			10,000.00
Accounts Payable- Met	9/30/02			Ending Balance			10,000.00
22000	9/1/02			Beginning Balance			-73,512.24
Notes Payable - Short Ter	9/30/02			Ending Balance			-73,512.24
23100	9/1/02			Beginning Balance			-8.98
Sales Tax Payable	9/30/02			Ending Balance			-8.98
24500	9/1/02			Beginning Balance			-27,308.73
Suspense	9/30/02			Ending Balance			-27,308.73
24600	9/1/02			Beginning Balance			
Due To/From Officers	9/3/02	2549	CDJ	Vicki Gilbert - Greg Gilbert	4,000.00		
				Current Period Change	4,000.00		4,000.00
	9/30/02			Ending Balance			4,000.00
24800	9/1/02			Beginning Balance			-35,160.00
Other Current Liabilities	9/30/02			Ending Balance			-35,160.00
24850	9/1/02			Beginning Balance			-435,483.31
Accounts Payable Chapter	9/30/02			Ending Balance			-435,483.31
25000	9/1/02			Beginning Balance			215.00
Chase Mastercard	9/30/02			Ending Balance			215.00
25100	9/1/02			Beginning Balance			
Bank of America	9/5/02	R0912	CDJ	Bank of America - Ref# 3090	2,055.00		
				Current Period Change	2,055.00		2,055.00
	9/30/02			Ending Balance			2,055.00
25500	9/1/02			Beginning Balance			-2,500.00
To/From HCI	9/17/02	2564	CDJ	Hamilton Clarke Industries	1,207.00		
				Current Period Change	1,207.00		1,207.00
	9/30/02			Ending Balance			-1,293.00
25510	9/1/02			Beginning Balance			

HAMILTON-Biophile Companies
General Ledger
For the Period From Sep 1, 2002 to Sep 30, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
To/From HCI Union	9/13/02	R0905	CRJ	Hamilton-Clarke Industries		4,900.00	
				Current Period Change		4,900.00	-4,900.00
	9/30/02			Ending Balance			-4,900.00
26000 Due To/From Metabolic	9/1/02			Beginning Balance			
	9/3/02	2557	CDJ	Wells Fargo Bank - coenpress	1,407.44		
				Current Period Change	1,407.44		1,407.44
	9/30/02			Ending Balance			1,407.44
39002 Beginning Balance Equity	9/1/02			Beginning Balance			-1,666,677.12
	9/30/02			Ending Balance			-1,666,677.12
39003 Common Stock	9/1/02			Beginning Balance			-13,329,798.00
	9/30/02			Ending Balance			-13,329,798.00
39004 Paid-in Capital	9/1/02			Beginning Balance			-31,514,286.00
	9/3/02	R0913	CRJ	Dr. Pichit Savanprakorn		22,950.00	
	9/17/02	R0906	CRJ	Alsto Galesburg - Invoice: 02-		2,760.00	
	9/17/02	R0906	CRJ	Alsto Galesburg - Invoice: 02-		600.00	
				Current Period Change		26,310.00	-26,310.00
	9/30/02			Ending Balance			-31,540,596.00
39005 Retained Earnings	9/1/02			Beginning Balance			46,319,912.44
	9/30/02			Ending Balance			46,319,912.44
39009 Bank Adjustments Over/U	9/1/02			Beginning Balance			-59.98
	9/30/02			Ending Balance			-59.98
40000 Sales Finally Free	9/1/02			Beginning Balance			-12,432.00
	9/30/02			Ending Balance			-12,432.00
40100 Finally Free Wholesale	9/1/02			Beginning Balance			-109,215.96
	9/30/02			Ending Balance			-109,215.96
40200 Finally Free Retail	9/1/02			Beginning Balance			-292.24
	9/30/02			Ending Balance			-292.24
40300 Misc Sales	9/1/02			Beginning Balance			-1,200.00
	9/30/02			Ending Balance			-1,200.00
40800 Other Income	9/1/02			Beginning Balance			-4,543.87
	9/10/02	R0926	CRJ	River City Bank - returned ch		6,760.00	
				Current Period Change		6,760.00	-6,760.00
	9/30/02			Ending Balance			-11,303.87

HAMILTON-Biophile Companies
General Ledger
For the Period From Sep 1, 2002 to Sep 30, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
45400	9/1/02			Beginning Balance			-20.00
Other Reimbursed	9/30/02			Ending Balance			-20.00
46000	9/1/02			Beginning Balance			-3,124.97
Credit On Acct Reimburse	9/6/02	R0902	CRJ	Barrett Business Service - T.L		79.43	
	9/23/02	R0907	CRJ	Barrett Business Service - T.L		158.86	
				Current Period Change		238.29	-238.29
	9/30/02			Ending Balance			-3,363.26
47000	9/1/02			Beginning Balance			
KMART	9/10/02	R0903	CRJ	Hydraulics International, Inc.		2,101.13	
	9/10/02	R0904	CRJ	TMG Airepairs, Inc.		1,775.00	
				Current Period Change		3,876.13	-3,876.13
	9/30/02			Ending Balance			-3,876.13
50500	9/1/02			Beginning Balance			40,471.68
Raw Material Purchases	9/17/02	2563	CDJ	River City Bank - Dave Wals	1,965.60		
				Current Period Change	1,965.60		1,965.60
	9/30/02			Ending Balance			42,437.28
52500	9/1/02			Beginning Balance			13,852.71
Outside Commission	9/30/02			Ending Balance			13,852.71
57500	9/1/02			Beginning Balance			2,198.81
Cost of Sales-Freight	9/30/02			Ending Balance			2,198.81
58100	9/1/02			Beginning Balance			337.00
Assembly Supplies Exp	9/30/02			Ending Balance			337.00
60100	9/1/02			Beginning Balance			58.00
Advertising Expense	9/30/02			Ending Balance			58.00
60200	9/1/02			Beginning Balance			15,313.44
Advertising Expense (Sho	9/30/02			Ending Balance			15,313.44
62000	9/1/02			Beginning Balance			25,937.79
Bank Charges	9/5/02	R0914	CDJ	River City Bank - wire fee	12.00		
	9/9/02	R0916	CDJ	River City Bank - NSF	19.00		
	9/30/02	R0925	CDJ	River City Bank - service char	15.00		
				Current Period Change	46.00		46.00
	9/30/02			Ending Balance			25,983.79
67000	9/1/02			Beginning Balance			4,295.62
Insurance Expense	9/30/02			Ending Balance			4,295.62

HAMILTON-Biophile Companies
General Ledger
For the Period From Sep 1, 2002 to Sep 30, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
68500	9/1/02			Beginning Balance			11,607.00
Legal and Professional Ex	9/3/02	2550	CDJ	Edward Cook	2,000.00		
				Current Period Change	2,000.00		2,000.00
	9/30/02			Ending Balance			13,607.00
69000	9/1/02			Beginning Balance			60.00
Licenses Expense	9/30/02			Ending Balance			60.00
70000	9/1/02			Beginning Balance			11.79
Maintenance Expense	9/30/02			Ending Balance			11.79
70700	9/1/02			Beginning Balance			2,697.26
MotorSports	9/6/02	R0901	CRJ	Advanced Weld Design		200.00	
				Current Period Change		200.00	-200.00
	9/30/02			Ending Balance			2,497.26
71000	9/1/02			Beginning Balance			929.23
Office Expense	9/30/02			Ending Balance			929.23
71500	9/1/02			Beginning Balance			3,300.00
Outside Labor	9/3/02	2558	CDJ	River City Bank - Barrett	3,295.60		
				Current Period Change	3,295.60		3,295.60
	9/30/02			Ending Balance			6,595.60
72100	9/1/02			Beginning Balance			16,927.80
Payroll	9/30/02			Ending Balance			16,927.80
73500	9/1/02			Beginning Balance			290.00
Postage Expense	9/30/02			Ending Balance			290.00
74000	9/1/02			Beginning Balance			38,371.00
Rent or Lease Expense	9/9/02	2560	CDJ	McClellan Park	6,760.00		
	9/16/02	2556	CDJ	River City Bank - McClellan	6,760.00		
				Current Period Change	13,520.00		13,520.00
	9/30/02			Ending Balance			51,891.00
74500	9/1/02			Beginning Balance			60.00
Repairs Expense	9/30/02			Ending Balance			60.00
74800	9/1/02			Beginning Balance			2,500.00
Royalties	9/30/02	2545	CDJ	Mehl, Thomas L, Jr.	2,500.00		
				Current Period Change	2,500.00		2,500.00
	9/30/02			Ending Balance			5,000.00
75000	9/1/02			Beginning Balance			149.66
Shop Expenses							

HAMILTON-Biophile Companies
General Ledger
For the Period From Sep 1, 2002 to Sep 30, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
	9/30/02			Ending Balance			149.66
75300 Stock Transfer	9/1/02			Beginning Balance			6,000.00
	9/30/02			Ending Balance			6,000.00
75600 Plant Supply Cost	9/1/02			Beginning Balance			500.00
	9/30/02			Ending Balance			500.00
76000 Telephone Expense	9/1/02			Beginning Balance			7,475.92
	9/3/02	2551	CDJ	Sprint	201.62		
	9/3/02	2552	CDJ	Sprint PCS	250.00		
	9/3/02	2554	CDJ	Roseville Telephone Co.	348.72		
	9/23/02	R0911	CDJ	Pacific Bell	244.40		
				Current Period Change	1,044.74		1,044.74
	9/30/02			Ending Balance			8,520.66
76500 Travel Expense	9/1/02			Beginning Balance			7,238.00
	9/30/02			Ending Balance			7,238.00
78000 Utilities Expense	9/1/02			Beginning Balance			2,753.97
	9/3/02	2553	CDJ	SMUD	2,500.00		
				Current Period Change	2,500.00		2,500.00
	9/30/02			Ending Balance			5,253.97
78020 Waste Disposal	9/1/02			Beginning Balance			
	9/17/02	2565	CDJ	Browning-Ferris Industries	100.00		
				Current Period Change	100.00		100.00
	9/30/02			Ending Balance			100.00
89000 Other Expense	9/1/02			Beginning Balance			38,424.15
	9/30/02			Ending Balance			38,424.15

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

00-20004-A-11

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-20004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 10/31/2002 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	361,528	361,779	
	b. Total Assets	454,448	454,699	132,259
	c. Current Liabilities	86,016	92,634	
	d. Total Liabilities	1,895,220	1,901,837	1,940,556
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	28,222	42,284	3,057,043
	b. Total Disbursements	27,366	33,151	3,055,849
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	856	9,133	1,194
	d. Cash Balance at Beginning of Month	337	-8,796	0
	e. Cash Balance End of Month (c+d)	1,194	337	1,194
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
4	Profit/(Loss) from the Statement of Operations	(13,631)	14,121	-43,563
5	Account Receivables (Pre and Post Petition)	157,435	165,211	
6	Post-Petition Liabilities	86,016	92,634	
7	Past Due Post-Petition Account Payables (over 30 days)	12211	3,856	

At the end of this reporting month:

		Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa[yee])		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ___ ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns: ___
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 21, 2004

[signature], CEO
Gregory V. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)
For the Month Ended October 31, 2002

Current Month: Actual	Forecast	Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
			1	Gross Sales	2,572,874	
			2	less: Sales Returns & Allowances		
0			3	Net Sales	2,572,874	
5,054			4	less: Cost of Goods Sold (Schedule 'B')	1,694,904	
(5,054)			5	Gross Profit	877,970	
			6	Interest	0	
			7	Other Income	109,984	
67			8		5,470	
			9		1,101	
(4,988)			10	**Total Revenues**	994,525	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
4,498			14	Contract Labor	49,045	
				Rent/Lease	0	
			15	Personal Property	5,071	
2,253			16	Real Property	231,041	
			17	Insurance	5,365	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	4,985	
1,892			24	Other Administrative	92,887	
			25	Interest	8,603	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	92,024	
			29	Trade Show Expenses	30,227	
			30	Insurance Expenses	28,401	
			31	Telephone & Utilities	58,156	
			32	Misc. Expenses & Adjustments	23,327	
			33		0	
			34		0	
8,644			35	**Total Expenses**	962,141	
(13,631)			36	**Subtotal**	32,384	
				Reorganization Items:		
			37	Professional Fees	76,203	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	
					0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	75,947	
(13,631)			44	**Net Profit (Loss) Before Federal & State Taxes**	(43,563)	
			45	Federal & State Income Taxes	0	
(13,631)			46	**Net Profit (Loss)**	(43,563)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET
(General Business Case)

For the Month Ended 10/31/02

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		1,194
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		157,435
4	Inventory	A	10,000
5	Prepaid expenses	B	5000
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		234
8	Prepaid Insurance		5,000
	Notes Rec Hamilton-Clarke Industries		182,686
9	**Total Current Assets**		361,528

Property and Equipment (Market Value)

10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	
25	Claims for overpayment of taxes	83,500
26	License of patents	
27		
28	**Total Other Assets**	83,500
29	**Total Assets**	454,448

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules		
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		14,721
36	Accounts payable (trade)	A	3,856
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		12,211
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		55,228
42			
43			
44	**Total current Liabilities**		86,016
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,895,220
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,283,204
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,556,196
55	Cumulative profit/(loss) since filing case		-43,563
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		
59	**Total Equity (Deficit)**		-1,440,772
60	**Total Liabilities and Equity (Deficit)**		$ 454,448

Revised 3/15/99

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended October 31, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,605
2	Cash Received from Sales	7,776	2,445,908
3	Interest Received		576
4	Borrowings		308,132
5	Funds from Shareholders, Partners, or Other Insiders		23,300
6	Capital Contributions	19,982	119,962
7	Voided Checks		7,849
8	Vender Refunds & Overpayments		19,259
9	Miscellaneous Sales		30,039
10	Other Income	464	6,543
11			869
			0
12	Total Cash Receipts	$28,222	$3,057,043
	Cash Disbursements		
13	Payments for Inventory	5,054	$1,357,223
14	Selling	0	357,847
15	Administrative	1,869	112,865
16	Capital Expenditures		0
17	Principal Payments on Debt	5,187	148,670
18	Interest Paid		3,963
	Rent/Lease:		0
19	Personal Property		3,092
20	Real Property	6,760	291,687
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		0
25	Other	3,600	9,600
26	Salaries/Commissions (less employee withholding)	3,396	132,634
27	Attorney for Debtor and Miscellaneous		87,193
	Taxes:		-6
28	Employee Withholding		
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,536
32	Other Cash Outflows:		0
33	Outside Marketing Commissions	1,500	317,173
34	Advertising Costs		83,663
35	Trade Show Costs	0	33,040
36	Insurance Costs		46,760
37	Telephone & Utilities		59,119
			0
38	Total Cash Disbursements	$27,366	$3,055,849
39	**Net Increase (Decrease) in Cash**	$856	$1,194
40	**Cash Balance, Beginning of Period**	$337	
41	**Cash Balance, End of Period**	$1,194	$1,194

1:22 PM
01/21/04
Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of October 31, 2002

	Oct 31, 02
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	
Merchants Bank	3,796.23
River City Bank	-2,602.68
Total Cash Unrestricted	1,193.55
Total Checking/Savings	1,193.55
Accounts Receivable	
Accounts Receivable	157,434.76
Total Accounts Receivable	157,434.76
Other Current Assets	
Bionica, Inc.	1,020.76
Inventory	10,000.00
Motorsports	198,331.74
Prepaid Insurance	5,000.00
Total Other Current Assets	214,352.50
Total Current Assets	372,980.81
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
Other Assets	
Claim for Overpayment of Taxes	83,500.00
Total Other Assets	83,500.00
TOTAL ASSETS	**465,900.60**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Accounts Payable	3,856.38
Total Accounts Payable	3,856.38
Credit Cards	
REI	-330.00
Visa Bank of America	55,707.10
Total Credit Cards	55,377.10
Other Current Liabilities	
Chapter 11 Counsel	12,211.44
Due to Officers	
Ed Iaconis	4,510.00
Greg Gilbert	5,311.06
Total Due to Officers	9,821.06
Due to/from Tom Mehl	-5,000.00
Hamilton-Clarke Industries	15,665.55
Metabolic Industries	-233.68
Nardo Zaias	4,900.00
Suspense	-149.66
Total Other Current Liabilities	37,214.71
Total Current Liabilities	96,448.19
Long Term Liabilities	
General Unsecured Claims	1,809,684.60

Hamilton Biophile Companies
Balance Sheet
As of October 31, 2002

	Oct 31, 02
Pre-Petition Liabilities	
Priority Unsecured Claims	-481.00
Total Pre-Petition Liabilities	-481.00
Total Long Term Liabilities	1,809,203.60
Total Liabilities	1,905,651.79
Equity	
Additional Paid In Capital	31,557,217.60
Capital Stock	13,329,796.00
Retained Earnings	-20,275.81
Retained Surplus at Filing	-46,283,204.00
Net Income	-23,286.98
Total Equity	-1,439,751.19
TOTAL LIABILITIES & EQUITY	465,900.60

1:21 PM

01/21/04

Hamilton Biophile Companies
Reconciliation Summary
River City Bank, Period Ending 01/31/2004

		Oct 31, 02
Beginning Balance		-19,923.48
Cleared Balance		-19,923.48
Uncleared Transactions		
Checks and Payments - 53 items	-68,044.85	
Deposits and Credits - 47 items	85,365.65	
Total Uncleared Transactions	17,320.80	
Register Balance as of 01/31/2004		**-2,602.68**
Ending Balance		-2,602.68

HAMILTON-Biophile Companies

General Ledger

For the Period From Oct 1, 2002 to Oct 31, 2002

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
10000	10/1/02			Beginning Balance			-116.62
Petty Cash	10/31/02			Ending Balance			-116.62
10200	10/1/02			Beginning Balance			-6,027.85
River City Acct #28206	10/9/02	2570	CDJ	Vicki Gilbert		3,600.00	
	10/9/02	2571	CDJ	McClellan Park		6,760.00	
	10/9/02	2572	CDJ	Hamilton Clarke Industries		1,000.00	
	10/9/02	2573	CDJ	Edward Cook		1,000.00	
	10/9/02	2574	CDJ	Hamilton Clarke Industries		1,200.00	
	10/9/02	2575	CDJ	Richard Craft		1,500.00	
	10/11/02	2581	CDJ	Edward Cook		155.42	
	10/16/02	R1002	CRJ	Barrett Business Service	158.86		
	10/16/02	2584	CDJ	River City Bank		5,054.40	
	10/23/02	R1001	CRJ	Gaiam, Inc	7,776.00		
				Current Period Change	7,934.86	20,269.82	-12,334.96
	10/31/02			Ending Balance			-18,362.81
10250	10/1/02			Beginning Balance			2,796.63
Mechanic's Bank Acct #3	10/31/02			Ending Balance			2,796.63
11000	10/1/02			Beginning Balance			164,170.76
Accounts Receivable	10/31/02			Ending Balance			164,170.76
11100	10/1/02			Beginning Balance			-71.98
AR from Metabolic	10/31/02			Ending Balance			-71.98
12150	10/1/02			Beginning Balance			416,920.00
Finished Goods Inventory	10/31/02			Ending Balance			416,920.00
14200	10/1/02			Beginning Balance			113,308.94
Notes Receivable-HCI	10/31/02			Ending Balance			113,308.94
14300	10/1/02			Beginning Balance			-40,315.82
Notes Receivable-Met	10/31/02			Ending Balance			-40,315.82
15100	10/1/02			Beginning Balance			2,400.00
Equipment	10/31/02			Ending Balance			2,400.00
20000	10/1/02			Beginning Balance			-2,685.89
Accounts Payable	10/31/02			Ending Balance			-2,685.89
21000	10/1/02			Beginning Balance			10,000.00
Accounts Payable- Met	10/31/02			Ending Balance			10,000.00
22000	10/1/02			Beginning Balance			-73,512.24
Notes Payable - Short Ter							

HAMILTON-Biophile Companies
General Ledger
For the Period From Oct 1, 2002 to Oct 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
	10/31/02			Ending Balance			-73,512.24
23100 Sales Tax Payable	10/1/02			Beginning Balance			-8.98
	10/31/02			Ending Balance			-8.98
24500 Suspense	10/1/02			Beginning Balance			-27,308.73
	10/31/02			Ending Balance			-27,308.73
24600 Due To/From Officers	10/1/02			Beginning Balance			4,000.00
	10/9/02	2570	CDJ	Vicki Gilbert	3,600.00		
				Current Period Change	3,600.00		3,600.00
	10/31/02			Ending Balance			7,600.00
24800 Other Current Liabilities	10/1/02			Beginning Balance			-35,160.00
	10/31/02			Ending Balance			-35,160.00
24850 Accounts Payable Chapter	10/1/02			Beginning Balance			-435,483.31
	10/31/02			Ending Balance			-435,483.31
25000 Chase Mastercard	10/1/02			Beginning Balance			215.00
	10/31/02			Ending Balance			215.00
25100 Bank of America	10/1/02			Beginning Balance			2,055.00
	10/31/02			Ending Balance			2,055.00
25500 To/From HCI	10/1/02			Beginning Balance			-1,293.00
	10/9/02	2572	CDJ	Hamilton Clarke Industries - f	1,000.00		
	10/9/02	2574	CDJ	Hamilton Clarke Industries - t	1,200.00		
				Current Period Change	2,200.00		2,200.00
	10/31/02			Ending Balance			907.00
25510 To/From HCI Union	10/1/02			Beginning Balance			-4,900.00
	10/31/02			Ending Balance			-4,900.00
26000 Due To/From Metabolic	10/1/02			Beginning Balance			1,407.44
	10/31/02			Ending Balance			1,407.44
39002 Beginning Balance Equity	10/1/02			Beginning Balance			-1,666,677.12
	10/31/02			Ending Balance			-1,666,677.12
39003 Common Stock	10/1/02			Beginning Balance			-13,329,798.00
	10/31/02			Ending Balance			-13,329,798.00

HAMILTON-Biophile Companies
General Ledger
For the Period From Oct 1, 2002 to Oct 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
39004	10/1/02			Beginning Balance			-31,540,596.00
Paid-in Capital	10/18/02	02-5082	SJ	Alsto Galesburg	1,200.00		
	10/18/02	02-5083	SJ	Alsto Galesburg	108.00		
	10/18/02	02-5084	SJ	Alsto Galesburg	3,432.00		
	10/18/02	02-5085	SJ	Alsto Galesburg	816.00		
	10/23/02	R1001	CRJ	Gaiam, Inc - Invoice: 02-5077		6,480.00	
	10/23/02	R1001	CRJ	Gaiam, Inc - Invoice: 02-5080		1,296.00	
				Current Period Change	5,556.00	7,776.00	-2,220.00
	10/31/02			Ending Balance			-31,542,816.00
39005	10/1/02			Beginning Balance			46,319,912.44
Retained Earnings	10/31/02			Ending Balance			46,319,912.44
39009	10/1/02			Beginning Balance			-59.98
Bank Adustments Over/U	10/31/02			Ending Balance			-59.98
40000	10/1/02			Beginning Balance			-12,432.00
Sales Finally Free	10/18/02	02-5083	SJ	Alsto Galesburg - Item: TP-12		108.00	
	10/18/02	02-5084	SJ	Alsto Galesburg - Item: TP-12		216.00	
	10/18/02	02-5084	SJ	Alsto Galesburg - Item: TP-12		216.00	
	10/18/02	02-5085	SJ	Alsto Galesburg - Item: TP-12		216.00	
				Current Period Change		756.00	-756.00
	10/31/02			Ending Balance			-13,188.00
40100	10/1/02			Beginning Balance			-109,215.96
Finally Free Wholesale	10/18/02	02-5082	SJ	Alsto Galesburg - Item: F-140		1,200.00	
	10/18/02	02-5084	SJ	Alsto Galesburg - Item: F-140		3,000.00	
	10/18/02	02-5085	SJ	Alsto Galesburg - Item: F-140		600.00	
				Current Period Change		4,800.00	-4,800.00
	10/31/02			Ending Balance			-114,015.96
40200	10/1/02			Beginning Balance			-292.24
Finally Free Retail	10/31/02			Ending Balance			-292.24
40300	10/1/02			Beginning Balance			-1,200.00
Misc Sales	10/31/02			Ending Balance			-1,200.00
40800	10/1/02			Beginning Balance			-11,303.87
Other Income	10/31/02			Ending Balance			-11,303.87
43000	10/1/02			Beginning Balance			
Dave Walsh	10/16/02	2584	CDJ	River City Bank - for Gaiam	5,054.40		
				Current Period Change	5,054.40		5,054.40
	10/31/02			Ending Balance			5,054.40
45400	10/1/02			Beginning Balance			-20.00
Other Reimbursed	10/31/02			Ending Balance			-20.00

HAMILTON-Biophile Companies
General Ledger
For the Period From Oct 1, 2002 to Oct 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
46000	10/1/02			Beginning Balance			-3,363.26
Credit On Acct Reimburse	10/16/02	R1002	CRJ	Barrett Business Service - T.L.		158.86	
				Current Period Change		158.86	-158.86
	10/31/02			Ending Balance			-3,522.12
47000	10/1/02			Beginning Balance			-3,876.13
KMART	10/31/02			Ending Balance			-3,876.13
50500	10/1/02			Beginning Balance			42,437.28
Raw Material Purchases	10/31/02			Ending Balance			42,437.28
52500	10/1/02			Beginning Balance			13,852.71
Outside Commission	10/31/02			Ending Balance			13,852.71
57500	10/1/02			Beginning Balance			2,198.81
Cost of Sales-Freight	10/31/02			Ending Balance			2,198.81
58100	10/1/02			Beginning Balance			337.00
Assembly Supplies Exp	10/31/02			Ending Balance			337.00
60100	10/1/02			Beginning Balance			58.00
Advertising Expense	10/31/02			Ending Balance			58.00
60200	10/1/02			Beginning Balance			15,313.44
Advertising Expense (Sho	10/31/02			Ending Balance			15,313.44
62000	10/1/02			Beginning Balance			25,983.79
Bank Charges	10/31/02			Ending Balance			25,983.79
67000	10/1/02			Beginning Balance			4,295.62
Insurance Expense	10/31/02			Ending Balance			4,295.62
68500	10/1/02			Beginning Balance			13,607.00
Legal and Professional Ex	10/9/02	2573	CDJ	Edward Cook	1,000.00		
				Current Period Change	1,000.00		1,000.00
	10/31/02			Ending Balance			14,607.00
69000	10/1/02			Beginning Balance			60.00
Licenses Expense	10/31/02			Ending Balance			60.00
70000	10/1/02			Beginning Balance			11.79
Maintenance Expense	10/31/02			Ending Balance			11.79

HAMILTON-Biophile Companies
General Ledger
For the Period From Oct 1, 2002 to Oct 31, 2002
Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
70700 MotorSports	10/1/02			Beginning Balance			2,497.26
	10/31/02			Ending Balance			2,497.26
71000 Office Expense	10/1/02			Beginning Balance			929.23
	10/11/02	2581	CDJ	Edward Cook - Office decora	155.42		
				Current Period Change	155.42		155.42
	10/31/02			Ending Balance			1,084.65
71500 Outside Labor	10/1/02			Beginning Balance			6,595.60
	10/9/02	2575	CDJ	Richard Craft	1,500.00		
				Current Period Change	1,500.00		1,500.00
	10/31/02			Ending Balance			8,095.60
72100 Payroll	10/1/02			Beginning Balance			16,927.80
	10/31/02			Ending Balance			16,927.80
73500 Postage Expense	10/1/02			Beginning Balance			290.00
	10/31/02			Ending Balance			290.00
74000 Rent or Lease Expense	10/1/02			Beginning Balance			51,891.00
	10/9/02	2571	CDJ	McClellan Park - October	6,760.00		
				Current Period Change	6,760.00		6,760.00
	10/31/02			Ending Balance			58,651.00
74500 Repairs Expense	10/1/02			Beginning Balance			60.00
	10/31/02			Ending Balance			60.00
74800 Royalties	10/1/02			Beginning Balance			5,000.00
	10/31/02			Ending Balance			5,000.00
75000 Shop Expenses	10/1/02			Beginning Balance			149.66
	10/31/02			Ending Balance			149.66
75300 Stock Transfer	10/1/02			Beginning Balance			6,000.00
	10/31/02			Ending Balance			6,000.00
75600 Plant Supply Cost	10/1/02			Beginning Balance			500.00
	10/31/02			Ending Balance			500.00
76000 Telephone Expense	10/1/02			Beginning Balance			8,520.66
	10/31/02			Ending Balance			8,520.66
76500	10/1/02			Beginning Balance			7,238.00

HAMILTON-Biophile Companies

General Ledger

For the Period From Oct 1, 2002 to Oct 31, 2002

Filter Criteria includes: Report order is by ID. Report is printed with Truncated Transaction Descriptions and in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
Travel Expense	10/31/02			Ending Balance			7,238.00
78000 Utilities Expense	10/1/02			Beginning Balance			5,253.97
	10/31/02			Ending Balance			5,253.97
78020 Waste Disposal	10/1/02			Beginning Balance			100.00
	10/31/02			Ending Balance			100.00
89000 Other Expense	10/1/02			Beginning Balance			38,424.15
	10/31/02			Ending Balance			38,424.15

HAMILTON-Biophile Companies
Account Reconciliation
As of Oct 31, 2002
10200 - River City Acct #28206
Bank Statement Date: October 31, 2002

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				<6,027.85>
Add: Cash Receipts				7,934.86
Less: Cash Disbursements				<20,269.82>
Add <Less> Other				
Ending GL Balance				<18,362.81>
Ending Bank Balance				
Add back deposits in transit				
	Oct 23, 2002	1001	7,776.00	
	Oct 16, 2002	1002	158.86	
	Mar 1, 2002	3/26/02	251.12	
	May 24, 200	R0510	490.00	
Total deposits in transit				8,675.98
<Less> outstanding checks				
	Oct 1, 2001			
	Mar 5, 2001	1565	<25.00>	
	Jan 24, 2002	2439	<509.71>	
	Mar 8, 2002	2453	<1,283.14>	
	Apr 4, 2002	2475	<230.00>	
	Apr 23, 2002	2495	<1,735.28>	
	Aug 19, 2002	2543	<3,300.00>	
	Oct 9, 2002	2570	<3,600.00>	
	Oct 9, 2002	2571	<6,760.00>	
	Oct 9, 2002	2572	<1,000.00>	
	Oct 9, 2002	2573	<1,000.00>	
	Oct 9, 2002	2574	<1,200.00>	
	Oct 9, 2002	2575	<1,500.00>	
	Oct 11, 2002	2581	<155.42>	
	Oct 16, 2002	2584	<5,054.40>	
Total outstanding checks				<27,352.95>
Add <Less> Other				
Total other				
Unreconciled difference				314.16
Ending GL Balance				<18,362.81>

Hamilton Biophile Companies

1/21/2004

Register: Cash Unrestricted:River City Bank
From 10/01/2002 through 10/31/2002
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
10/01/2002	2567	Motorsports	Motorsports		100.00			-3,568.97
10/02/2002	2568	Motorsports	Motorsports		150.00			-3,718.97
10/03/2002		Barrett Business Ser...	Labor - Outside	Ins Refund			79.43	-3,639.54
10/07/2002	2569	Edward L. Cook CPA	Other Administrative:...		100.00			-3,739.54
10/09/2002		PCIC Co Ltd	-split-	20000 INVST 18 Fee			19,982.00	16,242.46
10/09/2002		River City Bank	Other Administrative:...	Wire Fee	12.00			16,230.46
10/09/2002	2570	Vicki Gilbert	Due to Officers:Greg ...		3,600.00			12,630.46
10/09/2002	2571	McClellan Park	-split-		6,760.00			5,870.46
10/09/2002	2572	Hamilton-Clarke Ind...	Motorsports		1,000.00			4,870.46
10/09/2002	2573	Edward L. Cook CPA	Other Administrative:...		1,000.00			3,870.46
10/09/2002	2574	Hamilton-Clarke Ind...	Motorsports		1,200.00			2,670.46
10/09/2002	2575	Richard Craft	Labor - Outside	Sales Commiss...	1,500.00			1,170.46
10/09/2002	2576	Rex Utley	Other Administrative:...	Sept & Oct	261.34			909.12
10/09/2002	2577	Motorsports	Motorsports	Vortech	346.32			562.80
10/09/2002	2578	Walmer's Machine S...	Motorsports	Wold	285.58			277.22
10/09/2002	2579	BFI	Other Administrative:...		230.05			47.17
10/09/2002	2580	River City Bank	Labor - Outside		3,395.60			-3,348.43
10/10/2002	2581	Edward L. Cook CPA	Other Administrative:...	F-Bay office de...	155.42			-3,503.85
10/15/2002	2582	Void	Suspense					-3,503.85
10/15/2002	2583	Motorsports	Motorsports		1,100.00			-4,603.85
10/16/2002		Barrett Business Ser...	Labor - Outside	Ins Reim			79.43	-4,524.42
10/16/2002		Barrett Business Ser...	Labor - Outside	Ins Reim			79.43	-4,444.99
10/16/2002		Gaiam, Inc.	Accounts Receivable				7,776.00	3,331.01
10/16/2002	2584	United Productions	Finally Free Units - U...		5,054.40			-1,723.39
10/24/2002	2585	American Stock Tran...	Other Expenses	Stock Cert. Pri...	100.00			-1,823.39
10/25/2002		Bank of America	Visa Bank of America	AutoCheck	500.00			-2,323.39
10/28/2002		Unknown	Other Income	Refund			66.85	-2,256.54
10/28/2002		Barrett Business Ser...	Labor - Outside	Ins. Refund			158.86	-2,097.68
10/28/2002		Bank of America	-split-		505.00			-2,602.68

	July 2002	Increase	Decrease	Aug 2002	Increase	Decrease	Sep. 2002	Increase	Decrease	Oct 2002
Alato	600.00			600.00		600.00	0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	293.35			293.35		293.35	0.00			0.00
	4,248.00			4,248.00		1,110.33	3,137.67			3,137.67
	708.32			706.32		708.32	0.00			0.00
	0.00			0.00			0.00			0.00
	648.00			648.00		648.00	0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Amazon	576.00		576.00	0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Gaim	0.00			0.00			0.00			0.00
	329.60			329.60			329.60		216.00	113.60
	4,320.00			4,320.00			4,320.00		4,320.00	0.00
	3,240.00			3,240.00			3,240.00		3,240.00	0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00

	July 2002	Increase	Decrease	Aug 2002	Increase	Decrease	Sep. 2002	Increase	Decrease	Oct 2002
Healthcare 21	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Hedonics	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Luminescence	0.00			0.00			0.00			0.00
	2,400.00			2,400.00			2,400.00			2,400.00
	900.00			900.00			900.00			900.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Price Click	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	648.00			648.00			648.00			648.00
	0.00			0.00			0.00			0.00
Remington Products	3,893.21			3,893.21			3,893.21			3,893.21
	7,776.00			7,776.00			7,776.00			7,776.00
	1,344.70			1,344.70			1,344.70			1,344.70
	5,184.00			5,184.00			5,184.00			5,184.00
	0.00			0.00			0.00			0.00
SMART	600.00			600.00			600.00			600.00
	600.00			600.00			600.00			600.00
	600.00			600.00			600.00			600.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Techno	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
The Shopping Channel	2,206.92			2,206.92			2,206.92			2,206.92
	5,985.25			5,985.25			5,985.25			5,985.25

	July 2002	Increase	Decrease	Aug 2002	Increase	Decrease	Sep. 2002	Increase	Decrease	Oct 2002
	93.04			93.04			93.04			93.04
	441.00			441.00			441.00			441.00
	19,619.50			19,619.50			19,619.50			19,619.50
	27,192.00			27,192.00			27,192.00			27,192.00
	-4,962.13			-4,962.13			-4,962.13			-4,962.13
	56,670.00			56,670.00			56,670.00			56,670.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
QVC, Inc.	10,200.00			10,200.00			10,200.00			10,200.00
	10,200.00			10,200.00			10,200.00			10,200.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
Silvo Home	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	0.00			0.00			0.00			0.00
	169,146.76	0.00	576.00	168,570.76	0.00	3,360.00	165,210.76	0.00	7,776.00	157,434.76
Revenue Per PeachTree	29,520.00									

Bank of America

Bank of America Business Card Cardholder Statement

Credit Limit	$70,000	Billing Date	11-04-02
Cash Limit	$70,000	Days in Billing Cycle	31
Cash Advance Balance	$0.00	Payment Due Date	11-29-02
Available Credit	$13,459	Minimum Payment Due	$9,218.70
		New Balance	**$56,540.63**

GREGORY F GILBERT
4342 DUDLEY BLVD #200

Account Number:
4616 9170 0005 2376

CARDHOLDER MESSAGES

YOUR ACCOUNT IS NOW 120 DAYS PAST DUE. PLEASE CONTACT OUR OFFICE IMMEDIATELY TO DISCUSS POSSIBLE ALTERNATIVES TO ASSIST YOU IN BRINGING YOUR ACCOUNT CURRENT.

CARDHOLDER ACTIVITY

Posting Date	Sale Date	Reference Number	Transactions	Amount
10-25	10-25	29881100000000069181783	PAY BY PHONE PAYMENT	500.00CR
10-29	10-29		LATE PAYMENT FEE	29.00
11-04	11-04		PURCHASE *FINANCE CHARGE*	676.79

Customer Service
888.449.2273, 24 hours

Outside the U.S.
602.597.4438, 24 hours

For Lost or Stolen Card:
888.449.2273, 24 hours

Send Billing Inquiries to:
BANK OF AMERICA
PO BOX 2930
PHOENIX AZ 85062--293

Finance Charges

	Average Daily Balance	Daily Periodic Rate	Annual Percentage Rate	Periodic Finance Charge
Purchases	$54,393.31	0.04014%	14.65%	$676.79
Cash	$0.00	0.04014%	14.65%	$0.00
Cash Advance Fees				$0.00
Total Annual Percentage Rate				14.65%

Account Summary

Previous Balance		$56,334.84
Payments	-	$500.00
Credits	-	$0.00
Purchases/Other Debits/Other Fees	+	$0.00
Cash Advances	+	$0.00
Overlimit Fees	+	$0.00
Late Payment Fees	+	$29.00
Finance Charge	+	$676.79
New Balance	=	$56,540.63

Please see the reverse side for information about your account.

Business Card Payment Coupon

Please return coupon with your payment.

Bank of America

Check box and indicate address change on reverse.

Account No.	4616 9170 0005 2376
Payment Due Date	11-29-02
Minimum Payment Due	$9,218.70
New Balance	$56,540.63

Please Enter Amount Enclosed $ ______ .

Make check or money order payable to:
BANK OF AMERICA
Mail payment to address below.

BANK OF AMERICA
PO BOX 53155
PHOENIX AZ 85072-3155

20005522

GREGORY F GILBERT
HAMILTON-BIOPHILE CO
4342 DUDLEY BLVD #200
ED COOK, CFO
MCCLELLAN CA 95652

461691700005237609218705654063

:5240 2 2 250:46 16 70000 5 2 3 76#

HAMILTON-Biophile Companies
Account Register
For the Period From Oct 1, 2001 to Oct 31, 2001
10200 - River City Acct #28206

Filter Criteria includes: Report order is by Date.

Date	Trans No	Type	Trans Desc	Deposit Amt	Withdrawal Amt	Balance
			Beginning Balance			21,051.42
10/2/01	1818	Withdrawal	United Productions, Inc.		864.00	20,187.42
10/4/01	1817	Withdrawal	Mathew R. Eason		20,000.00	187.42
10/4/01	1819	Withdrawal	Barrett Business Services		8,600.80	-8,413.38
10/5/01	1820	Withdrawal	George Little Management, Inc		1,230.00	-9,643.38
10/5/01	1821	Withdrawal	Uniglobe Capital Travel		1,236.45	-10,879.83
10/10/01	10/10/01	Deposit	Computer Exchange	3,440.67		-7,439.16
10/10/01	1789V	Withdrawal	Mike K. Nakagawa		-10,000.00	2,560.84
10/10/01	1822	Withdrawal	U.S. Postal Service		150.00	2,410.84
10/10/01	R1006	Withdrawal	Antelope / Caputo, LLC		10,548.49	-8,137.65
10/12/01	10/12/01	Deposit	Metabolics Industries	10,000.00		1,862.35
10/15/01	1824	Withdrawal	Federal Express Corporation		63.96	1,798.39
10/16/01	10/16/01	Deposit	Remington Products Co., LLC	9,720.00		11,518.39
10/16/01	1825	Withdrawal	Federal Express Corporation		1,123.34	10,395.05
10/16/01	1826	Withdrawal	Barrett Business Services		4,645.60	5,749.45
10/19/01	10/19/01	Deposit	Techno Brands	925.00		6,674.45
		Deposit	Barrett Business Service	45.13		6,719.58
10/19/01	1827	Withdrawal	U.S. Trustee		3,000.00	3,719.58
10/19/01	1828	Withdrawal	AICCO		449.91	3,269.67
10/20/01	1823	Withdrawal	Kinko's		285.16	2,984.51
10/22/01	10/23/01	Deposit	Techno Brands	1,542.00		4,526.51
		Deposit	International Housewares Ass	300.00		4,826.51
		Deposit	Overnight Transportation	715.48		5,541.99
10/22/01	1829	Withdrawal	Sam's Club		104.60	5,437.39
10/23/01	1830	Withdrawal	Skolnick Assoc		1,126.20	4,311.19
10/23/01	1831	Withdrawal	SMUD		442.82	3,868.37
10/24/01	R1007	Withdrawal	United Productions, Inc.		6,500.00	-2,631.63
10/24/01	R1014	Withdrawal	River City Bank		35.00	-2,666.63
10/26/01	10/29/01	Deposit	Barrett Business Service	45.13		-2,621.50
		Deposit	Barrett Business Service	45.13		-2,576.37
		Deposit	Hamilton-Clarke Industries	18,698.91		16,122.54
10/26/01	10/31/01	Deposit	Health Care 21	648.00		16,770.54
10/29/01	1832	Withdrawal	Kronick/Moskovitz/Tiedeman		6,714.20	10,056.34
10/29/01	R1012	Withdrawal	Barrett Business Services		9,984.71	71.63
10/31/01	R1013	Withdrawal	River City Bank		37.00	34.63
			Total	46,125.45	67,142.24	

HAMILTON-Biophile Companies
Account Reconciliation
As of Oct 31, 2001
10200 - River City Acct #28206
Bank Statement Date: October 31, 2001

Filter Criteria includes: Report is printed in Detail Format.

Beginning GL Balance				21,051.42
Add: Cash Receipts				46,125.45
Less: Cash Disbursements				<67,142.24>
Add <Less> Other				
Ending GL Balance				34.63
Ending Bank Balance				7,900.03
Add back deposits in transit				
Total deposits in transit				
<Less> outstanding checks	Oct 1, 2001			
	Mar 5, 2001	1565	<25.00>	
	Oct 23, 2001	1830	<1,126.20>	
	Oct 29, 2001	1832	<6,714.20>	
Total outstanding checks				<7,865.40>
Add <Less> Other				
Total other				
Unreconciled difference				0.00
Ending GL Balance				34.63

1:23 PM
01/21/04
Accrual Basis

Hamilton Biophile Companies
Profit & Loss
October 2002

	Oct 02
Ordinary Income/Expense	
Cost of Goods Sold	
Finally Free Units - United Pro	5,054.40
Total COGS	5,054.40
Gross Profit	-5,054.40
Expense	
Labor - Outside	4,498.45
Other Administrative	1,791.81
Rent	2,253.34
Total Expense	8,543.60
Net Ordinary Income	-13,598.00
Other Income/Expense	
Other Income	
Other Income	66.85
Total Other Income	66.85
Other Expense	
Other Expenses	100.00
Total Other Expense	100.00
Net Other Income	-33.15
Net Income	-13,631.15

20 21

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

00-20004-A-11

In re: Hamilton-Biophile Companies
(Formerly MEHL/Biophile International Corporation)

Case No. ~~00-2004-A-11~~

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 11/30/2002 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	369,238	361,528	
	b. Total Assets	462,158	454,448	132,259
	c. Current Liabilities	84,011	86,016	
	d. Total Liabilities	1,893,215	1,895,220	1,940,556

		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	21,748	28,222	3,078,791
	b. Total Disbursements	20,077	27,366	3,075,926
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	1,671	856	2,865
	d. Cash Balance at Beginning of Month	1,194	337	0
	e. Cash Balance End of Month (c+d)	2,865	1,193	2,865

		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	(11,289)	-13,631	-54,851
5	Account Receivables (Pre and Post Petition)	157,435	157,435	
6	Post-Petition Liabilities	84,011	86,016	
7	Past Due Post-Petition Account Payables (over 30 days)	12,211	12,211	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns:
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 21, 2004

[signature], CEO.
Gregory P. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended November 30, 2002

Current Month Actual	Current Month Forecast	Current Month Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
			1	Gross Sales	2,572,874	
			2	less:Sales Returns & Allowances		
0			3	Net Sales	2,572,874	
418			4	less: Cost of Goods Sold (Schedule 'B')	1,695,322	
(418)			5	Gross Profit	877,552	
			6	Interest	0	
			7	Other Income	109,984	
56			8		5,520	
			9		1,101	
(368)			10	**Total Revenues**	994,157	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
3,700			14	Contract Labor	52,745	
				Rent/Lease	0	
			15	Personal Property	5,071	
2,527			16	Real Property	233,568	
			17	Insurance	5,365	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,536	
			23	Other Selling	4,965	
187			24	Other Administrative	92,874	
3,150			25	Interest	11,753	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	92,024	
			29	Trade Show Expenses	30,227	
			30	Insurance Expenses	29,401	
1,357			31	Telephone & Utilities	59,513	
			32	Misc. Expenses & Adjustments	23,327	
			33		0	
			34		0	
10,921			35	**Total Expenses**	973,061	
(11,289)			36	**Subtotal**	21,096	
				Reorganization Items:		
			37	Professional Fees	76,203	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	
					0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	75,947	
(11,289)			44	**Net Profit (Loss) Before Federal & State Taxes**	(54,851)	
			45	Federal & State Income Taxes	0	
(11,289)			46	**Net Profet (Loss)**	(54,851)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET

(General Business Case)

For the Month Ended 11/30/02

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		2,865
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		157,435
4	Inventory	A	10,000
5	Prepaid expenses	B	7500
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		2,097
8	Prepaid Insurance		5,000
	Notes Rec Hamilton-Clarke Industries		182,299
	Notes Rec Bionica		2,042
9	**Total Current Assets**		369,238

Property and Equipment (Market Value)

		From Schedules	Market Value
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

		Market Value
22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	
25	Claims for overpayment of taxes	83,500
26	License of patents	
27		
28	**Total Other Assets**	83,500
29	**Total Assets**	462,158

NOTE:

Indicate the method used to estimate the market value of assets (e.g. appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules		
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		10,721
36	Accounts payable (trade)	A	3,856
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		12,211
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		57,223
42			
43			
44	**Total current Liabilities**		84,011
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,893,215
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,283,204
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,577,200
55	Cumulative profit/(loss) since filing case		-54,851
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		
59	**Total Equity (Deficit)**		-1,431,057
60	**Total Liabilities and Equity (Deficit)**		$ 462,158

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days	157,435		
Total accounts receivable/payable	157,435		
Allowance for doubtful accounts			
Accounts receivable (net)	157,435		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	418
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	418

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended November 30, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,605
2	Cash Received from Sales		2,445,908
3	Interest Received		579
4	Borrowings	1,718	309,848
5	Funds from Shareholders, Partners, or Other Insiders		23,300
6	Capital Contributions	19,982	139,944
7	Voided Checks		7,849
8	Vendor Refunds & Overpayments		19,259
9	Miscellaneous Sales	50	30,089
10	Other Income		6,543
11			869
			0
12	Total Cash Receipts	$21,748	$3,078,791
	Cash Disbursements		
13	Payments for Inventory	418	$1,367,641
14	Selling		357,847
15	Administrative	187	112,852
16	Capital Expenditures		0
17	Principal Payments on Debt		148,670
18	Interest Paid	3,655	7,608
	Rent/Lease:		0
19	Personal Property		3,092
20	Real Property	6,760	298,447
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		0
25	Other	4,000	13,600
26	Salaries/Commissions (less employee withholding)	3,700	136,334
27	Attorney for Debtor and Miscellaneous		87,193
	Taxes:		-6
28	Employee Withholding		
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,536
32	Other Cash Outflows:		0
33	Outside Marketing Commissions		317,173
34	Advertising Costs		83,863
35	Trade Show Costs		33,040
36	Insurance Costs		46,760
37	Telephone & Utilities	1,357	60,476
			0
38	Total Cash Disbursements	$20,077	$3,075,926
39	**Net Increase (Decrease) in Cash**	$1,671	$2,865
40	**Cash Balance, Beginning of Period**	$1,194	
41	**Cash Balance, End of Period**	$2,865	$2,865

2:07 PM

01/21/04

Accrual Basis

Hamilton Biophile Companies
Profit & Loss
November 2002

	Nov 02
Ordinary Income/Expense	
Cost of Goods Sold	
Shipping In	417.80
Total COGS	417.80
Gross Profit	-417.80
Expense	
Interest Expense	3,150.21
Labor - Outside	3,700.00
Other Administrative	187.00
Rent	2,526.89
Telephone & Utilities	1,356.94
Total Expense	10,921.04
Net Ordinary Income	-11,338.84
Other Income/Expense	
Other Income	
Other Income	50.00
Total Other Income	50.00
Net Other Income	50.00
Net Income	**-11,288.84**

2:08 PM

01/21/04

Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of November 30, 2002

	Nov 30, 02
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	2,864.81
Total Checking/Savings	2,864.81 ✓
Accounts Receivable	
Accounts Receivable	157,434.76
Total Accounts Receivable	157,434.76 ✓
Other Current Assets	
Bionica, Inc.	2,041.51 ✓
Inventory	10,000.00 ✓
Motorsports	198,790.39 ✓
Prepaid Insurance	5,000.00 ✓
Total Other Current Assets	215,831.90
Total Current Assets	376,131.47
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
Other Assets	
Claim for Overpayment of Taxes	83,500.00
Total Other Assets	83,500.00
TOTAL ASSETS	**469,051.26**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Accounts Payable	3,856.38
Total Accounts Payable	3,856.38 ✓
Credit Cards	
REI	-330.00 ✓
Visa Bank of America	57,702.31 ✓
Total Credit Cards	57,372.31
Other Current Liabilities	
Chapter 11 Counsel	12,211.44 ✓
Due to Officers	5,821.06 ✓
Due to/from Tom Mehl	-7,500.00 ✓
Hamilton-Clarke Industries	16,490.90 ✓
Metabolic Industries	-2,096.74 ✓
Nardo Zaias	4,900.00 ✓
Suspense	-149.66 ✓
Total Other Current Liabilities	29,677.00
Total Current Liabilities	90,905.69
Long Term Liabilities	
General Unsecured Claims	1,809,684.60 ✓
Pre-Petition Liabilities	-481.00 ✓
Total Long Term Liabilities	1,809,203.60
Total Liabilities	1,900,109.29

2:08 PM

01/21/04

Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of November 30, 2002

	Nov 30, 02
Equity	
Additional Paid In Capital	31,577,199.60
Capital Stock	13,329,796.00
Retained Earnings	-20,275.81
Retained Surplus at Filing	-46,283,204.00
Net Income	-34,575.82
Total Equity	-1,431,058.03
TOTAL LIABILITIES & EQUITY	469,051.26

Register: Cash Unrestricted:River City Bank
From 11/01/2002 through 11/30/2002
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
11/01/2002		River City Bank	Other Administrative:...		15.00	X		-2,617.68
11/01/2002	2586	Thomas Mehl	Due to/from Tom Mehl		2,500.00	X		-5,117.68
11/04/2002		Hamilton-Clarke Ind...	Hamilton-Clarke Indus...			X	1,500.00	-3,617.68
11/08/2002		System Design	Other Income	Chair Sale		X	50.00	-3,567.68
11/12/2002		PCIC Co Ltd	Additional Paid In Cap...			X	19,982.00	16,414.32
11/12/2002		River City Bank	Other Administrative:...	Wire Fee	12.00	X		16,402.32
11/12/2002	2587	McClellan Park	-split-		6,760.00	X		9,642.32
11/12/2002	2588	Vicki Gilbert	Due to Officers:Greg ...		4,000.00	X		5,642.32
11/12/2002	2589	Sprint PCS	Telephone & Utilities		356.94	X		5,285.38
11/13/2002	2592	B & M Telephone	Telephone & Utilities		1,000.00	X		4,285.38
11/14/2002	2590	Edward Iaconis	Labor - Outside		400.00	X		3,885.38
11/14/2002	2591	James Taylor	Labor - Outside		480.00	X		3,405.38
11/14/2002	2593	Rex Utley	Labor - Outside	11/4/02-11/11/02	480.00	X		2,925.38
11/15/2002		Ed Kuntz	Motorsports	Crd Crd Pmt in...		X	216.00	3,141.38
11/19/2002	2594	Richard Craft	Labor - Outside	Sale of HCI stuff	60.00	X		3,081.38
11/19/2002	2595	John Fitzgerald	Other Administrative:...		50.00	X		3,031.38
11/22/2002	2596	James Taylor	Labor - Outside	W/E 11/15/02	480.00	X		2,551.38
11/22/2002	2597	Trina Lambertson	Labor - Outside	W/E 11/15/02	260.00	X		2,291.38
11/22/2002	2598	James J. Boyle & Co	Shipping In	Cremes from T...	417.80			1,873.58
11/22/2002	2599	John Fitzgerald	Labor - Outside	W/E 11/15/02	400.00	X		1,473.58
11/26/2002	2600	Bank of America	Visa Bank of America	11/25/02	1,155.00	X		318.58
11/27/2002	2601	American Bank Note...	Other Administrative:...		100.00			218.58
11/27/2002	2602	James Taylor	Labor - Outside	WE 11/22/02	480.00			-261.42
11/27/2002	2603	John Fitzgerald	Labor - Outside	WE 11/22/02	400.00			-661.42
11/27/2002	2604	Trina Lambertson	Labor - Outside	WE 11/22/02	260.00			-921.42

Hamilton Biophile Companies
Reconciliation Summary
River City Bank, Period Ending 11/30/2002

		Nov 28, 03
Beginning Balance		-19,923.48
Cleared Transactions		
Checks and Payments - 35 items	-45,164.65	
Deposits and Credits - 12 items	49,970.00	
Total Cleared Transactions	4,805.35	
Cleared Balance		**-15,118.13**
Uncleared Transactions		
Checks and Payments - 39 items	-42,946.94	
Deposits and Credits - 39 items	57,143.65	
Total Uncleared Transactions	14,196.71	
Register Balance as of 11/30/2002		**-921.42**
New Transactions		
Checks and Payments - 116 items	-92,523.70	
Deposits and Credits - 33 items	89,670.23	
Total New Transactions	-2,853.47	
Ending Balance		**-3,774.89**

River City Bank SM

MEMBER FDIC

CIRBY/SUNRISE BRANCH
1039 SUNRISE AVENUE
ROSEVILLE CA 95661

Page 1

Statement Date
11-30-02

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Account Number
3011028206

Enclosures
13

BUSINESS CHECKING PLUS

Balance Last Statement	1,765.45	As Of	11-03-02
+ Deposits/Credits	21,748.00		
- Checks/Debits	18,393.94		
- Service Charges	.00		
Balance This Statement	5,119.51		
Average Collected Balance	7,166.53		

* - - - - - - - - - - - - - - CHECKS PAID - - - - - - - - - - - - - - *

Check No.	Date	Amount	Check No.	Date	Amount
2586	11-07	2500.00	2593	11-20	480.00
2587	11-14	6760.00	2594	11-27	60.00
2588	11-18	4000.00	2595	11-22	50.00
2589	11-27	356.94	2596	11-25	480.00
2590	11-18	400.00	2597	11-26	260.00
2591	11-15	480.00	2599*	11-26	400.00
2592	11-15	1000.00			

* Gap in Sequence

* - - - - - - - - - - - ELECTRONIC TRANSACTIONS - - - - - - - - - - - *

Date	Reference	Description	Amount
11-26	31126	BK OF AM CRD ACH PAYBYPHONE	1155.00-

R1101

* - - - - - - - - - - - - - - OTHER ACTIVITY - - - - - - - - - - - - - - *

Date	Reference	Description	Amount
11-04	1	DEPOSIT	1500.00
11-12	1	DEPOSIT	50.00
11-12	1	FAN KAM LING	19982.00
11-12	1	WIRE FEE	12.00-
11-15	4	DEPOSIT	216.00

* - - - - - - - - - - - DAILY BALANCE SUMMARY - - - - - - - - - - - *

Date	Balance	Date	Balance	Date	Balance
11-03	1765.45	11-04	3265.45	11-07	765.45
11-12	20785.45	11-14	14025.45	11-15	12761.45
11-18	8361.45	11-20	7881.45	11-22	7831.45
11-25	7351.45	11-26	5536.45	11-27	5119.51

END OF STATEMENT

Hamilton Biophile Companies
Reconciliation Summary
Merchants Bank, Period Ending 11/30/2002

		Nov 28, 03
Beginning Balance		4,835.83
Cleared Transactions		
Checks and Payments - 10 Items	-1,049.60	
Total Cleared Transactions	-1,049.60	
Cleared Balance		**3,786.23**
Register Balance as of 11/30/2002		3,786.23
Ending Balance		3,786.23

000 26 01 PAGE: 1
DATE: 11/29/02 ACCOUNT: 39003795
DOCUMENTS: 0

THE MECHANICS BANK

NORTHERN CALIFORNIA'S MOST TRUSTED BANK SINCE 1905.®
MEMBER FDIC

HAMILTON BIOPHILES COMPANIES
JOHN J FITZGERALD
EDWARD P IACONIS
4342 DUDLEY BLVD SUITE 200 400
MCCULLAN CA 95652

30-6
0
0

TAKE YOUR BUSINESS FINANCIAL MANAGEMENT TO THE NEXT LEVEL.
SIGN-UP FOR THE NEW AND IMPROVED MECHDIRECT*INTERNET BANKING
TODAY AT WWW.MECHBANK.COM

BUSINESS ACCOUNT 39003795

		LAST STATEMENT 10/31/02	3,796.23
MINIMUM BALANCE	3,796.23	CREDITS	.00
AVG AVAILABLE BALANCE	3,796.23	1 DEBITS	10.00
AVERAGE BALANCE	3,796.23	THIS STATEMENT 11/29/02	3,786.23

- - - - - - - - - OTHER DEBITS - - - - - - - - -

DESCRIPTION	DATE	AMOUNT
SERVICE CHARGE	11/29	10.00

- - - ITEMIZATION OF SERVICE CHARGE PAID THIS PERIOD - - -

TOTAL CHARGE FOR MONTHLY CHARGE: 10.00

- - - - - - - - DAILY BALANCE - - - - - - - -

DATE..........BALANCE	DATE..........BALANCE	DATE..........BALANCE
11/29 3,786.23		

HAMILTON-Biophile Companies
Income Statement
For the Eleven Months Ending November 30, 2001

	Current Month		Year to Date	
Revenues				
Sales Finally Free	$ 0.00	0.00	$ 0.00	0.00
Finally Free Wholesale	76,981.34	98.59	728,150.70	94.76
Sales- Product	0.00	0.00	0.00	0.00
Finally Free Retail	0.00	0.00	1,017.55	0.13
Misc Sales	0.00	0.00	941.00	0.12
Steamer	0.00	0.00	0.00	0.00
Eleaf Wholesale	0.00	0.00	0.00	0.00
Eleaf Retail	0.00	0.00	0.00	0.00
Interest Income	0.00	0.00	0.00	0.00
Other Income	0.00	0.00	1,240.00	0.16
Sublease Income	920.67	1.18	35,327.37	4.60
Other Reimbursed	0.00	0.00	300.00	0.04
Shipping Charges Reimbursed	0.00	0.00	0.00	0.00
Credit On Acct Reimbursed	180.52	0.23	723.57	0.09
KMART	0.00	0.00	0.00	0.00
Sales Returns and Allowances	0.00	0.00	715.48	0.09
Sales Discounts	0.00	0.00	0.00	0.00
Royalties	0.00	0.00	0.00	0.00
Total Revenues	78,082.53	100.00	768,415.67	100.00
Cost of Sales				
Cleansing Gel - Eleaf	0.00	0.00	0.00	0.00
MoisturizerC Eleaf	0.00	0.00	0.00	0.00
Sun Facial Sun Pro B	0.00	0.00	0.00	0.00
Dave Walsh	0.00	0.00	0.00	0.00
Cost of Goods Sold	0.00	0.00	201.55	0.03
Raw Material Purchases	13,241.65	16.96	282,429.71	36.75
Direct Labor Costs	0.00	0.00	0.00	0.00
Indirect Labor Costs	0.00	0.00	0.00	0.00
Heat-Light and Power	0.00	0.00	0.00	0.00
Outside Commission	2,058.68	2.64	78,659.72	10.24
Miscellaneous Factory Costs	0.00	0.00	0.00	0.00
Selling Costs	0.00	0.00	12,316.38	1.60
Cost of Sales-Salaries and Wag	0.00	0.00	0.00	0.00
Cost of Sales-Freight	588.82	0.75	7,979.53	1.04
Cost of Sales-Other	0.00	0.00	2,250.00	0.29
Assembly Supplies Exp	0.00	0.00	379.73	0.05
Inventory Adjustments	0.00	0.00	0.00	0.00
Purchase Returns and Allowance	0.00	0.00	1,261.15	0.16
Purchase Discounts	0.00	0.00	0.00	0.00
Total Cost of Sales	15,889.15	20.35	385,477.77	50.17
Gross Profit	62,193.38	79.65	382,937.90	49.83
Expenses				
Default Purchase Expense	0.00	0.00	0.00	0.00
Advertising Expense	0.00	0.00	2,298.80	0.30
Advertising Expense (Shows)	0.00	0.00	4,677.87	0.61
Advertisement Printing Exp	0.00	0.00	0.00	0.00
Amortization Expense	0.00	0.00	0.00	0.00
Auto Expenses	0.00	0.00	899.37	0.12
Bad Debt Expense	0.00	0.00	0.00	0.00
Bank Charges	70.00	0.09	727.68	0.09

HAMILTON-Biophile Companies
Income Statement
For the Eleven Months Ending November 30, 2001

	Current Month		Year to Date	
Biological Project	0.00	0.00	104.60	0.01
Cash Over and Short	0.00	0.00	0.00	0.00
Charitable Contributions Exp	0.00	0.00	0.00	0.00
Commissions and Fees Exp	0.00	0.00	0.00	0.00
Consultant	0.00	0.00	1,000.00	0.13
Depreciation Expense	0.00	0.00	0.00	0.00
Pump Expense	0.00	0.00	0.00	0.00
Dues and Subscriptions Exp	0.00	0.00	300.00	0.04
Employee Benefit Programs Exp	0.00	0.00	0.00	0.00
Freight Expense	0.00	0.00	1,596.74	0.21
Gifts Expense	0.00	0.00	0.00	0.00
Income Tax Expense	0.00	0.00	0.00	0.00
Insurance Expense	693.51	0.89	12,399.98	1.61
Interest Expense	0.00	0.00	0.00	0.00
Laundry and Cleaning Exp	0.00	0.00	0.00	0.00
Legal and Professional Expense	800.00	1.02	73,357.64	9.55
Licenses Expense	0.00	0.00	796.00	0.10
Loss on NSF Checks	0.00	0.00	0.00	0.00
Maintenance Expense	0.00	0.00	1,511.13	0.20
McClellan Project	0.00	0.00	5,503.52	0.72
Meals and Entertainment Exp	0.00	0.00	221.71	0.03
Medical Expense	0.00	0.00	0.00	0.00
MotorSports	0.00	0.00	0.00	0.00
Office Expense	160.78	0.21	6,482.38	0.84
Outside Labor	0.00	0.00	0.00	0.00
Payroll Tax Expense	0.00	0.00	0.00	0.00
Payroll	3,966.40	5.08	105,560.40	13.74
Penalties and Fines Exp	0.00	0.00	0.00	0.00
Other Taxes	0.00	0.00	737.74	0.10
Petty Cash Exp	0.00	0.00	500.00	0.07
Postage Expense	200.00	0.26	2,693.37	0.35
Rent or Lease Expense	10,548.49	13.51	115,083.70	14.98
Repairs Expense	0.00	0.00	0.00	0.00
Shop Expenses	0.00	0.00	1,053.41	0.14
Stock Transfer	750.00	0.96	10,750.00	1.40
Supplies Expense	0.00	0.00	383.52	0.05
Plant Supply Cost	0.00	0.00	0.00	0.00
Telephone Expense	481.98	0.62	16,306.61	2.12
Telephone:Internet Lines	0.00	0.00	0.00	0.00
Travel Expense	0.00	0.00	23,840.95	3.10
Salaries Expense	0.00	0.00	0.00	0.00
Wages Expense	0.00	0.00	0.00	0.00
Service Charge Monthly Fee	0.00	0.00	0.00	0.00
Utilities Expense	0.00	0.00	6,406.63	0.83
Utilities:Electricity	0.00	0.00	0.00	0.00
Waste Disposal	0.00	0.00	0.00	0.00
Visa Bank of America	0.00	0.00	0.00	0.00
Other Expense	0.00	0.00	20,080.00	2.61
Inventory	0.00	0.00	0.00	0.00
Purchase Disc-Expense Items	0.00	0.00	0.00	0.00
Gain/Loss on Sale of Assets	0.00	0.00	0.00	0.00
Total Expenses	17,671.16	22.63	415,273.75	54.04
Net Income	$ 44,522.22	57.02	$ <32,335.85>	<4.21>

HAMILTON-Biophile Companies
Sales Journal
For the Period From Nov 1, 2001 to Nov 30, 2001

Filter Criteria includes: Report order is by Invoice Date. Report is printed in Detail Format.

Date	Account ID	Invoice No	Line Description	Debit Amnt	Credit Amnt
11/1/01	40100	RV903479		2,376.00	
	11000		Gaiam, Inc		2,376.00
11/1/01	40100	062501			2,371.20
	11000		Gaiam, Inc	2,371.20	
11/1/01	40100	01-5038	Finally Free Ultra		3,888.00
	11000		Gaiam, Inc	3,888.00	
11/1/01	40100	01-5039	Finally Free Ultra		2,592.00
	11000		Remington Products Co., LLC	2,592.00	
11/8/01	40100	01-5037	Finally Free Ultra		84,000.00
	11000		QVC, Inc.	84,000.00	
11/12/01	40100	6193CR		356.68	
	11000		Alsto Galesburg		356.68
11/12/01	40100	6429CR		507.27	
	11000		Alsto Galesburg		507.27
11/12/01	40100	U03549		5,136.25	
	11000		QVC, Inc.		5,136.25
11/12/01	40100	U03681		1,350.00	
	11000		QVC, Inc.		1,350.00
11/12/01	40100	U03739		3,700.00	
	11000		QVC, Inc.		3,700.00
11/12/01	40100	U08713		1,050.00	
	11000		QVC, Inc.		1,050.00
11/12/01	40100	U66251		4,170.42	
	11000		QVC, Inc.		4,170.42
11/12/01	40100	Y86103		2,500.00	
	11000		QVC, Inc.		2,500.00
11/12/01	40100	Y86184		1,650.00	
	11000		QVC, Inc.		1,650.00
11/12/01	40100	Y90343		700.00	
	11000		QVC, Inc.		700.00
11/12/01	40100	144475		500.00	
	11000		QVC, Inc.		500.00
11/12/01	40100	144476		105.99	
	11000		QVC, Inc.		105.99
11/12/01	40100	170734		105.99	
	11000		QVC, Inc.		105.99
11/12/01	40100	Y85051			8,836.25
	11000		QVC, Inc.	8,836.25	
11/14/01	40100	RA1250		761.89	
	11000		Remington Products Co., LLC		761.89
11/16/01	40100	RA1251		155.62	
	11000		Alsto Galesburg		155.62
11/21/01	40100	01-5042	Finally Free Ultra		2,160.00
	11000		Amazon.com	2,160.00	
11/21/01	40100	CR????		3,900.00	
	11000		Luminescence Catalog		3,900.00

HAMILTON-Biophile Companies
Sales Journal
For the Period From Nov 1, 2001 to Nov 30, 2001
Filter Criteria includes: Report order is by Invoice Date. Report is printed in Detail Format.

Date	Account ID	Invoice No	Line Description	Debit Amnt	Credit Amnt
11/26/01	40100	01-5040	Finally Free Ultra		720.00
	40100		Face Patch Refill		108.00
	40100		Bikini Patch Refill		144.00
	40100		Leg/Underarm Patch Refill		216.00
	11000		Amazon.com	1,188.00	
11/26/01	40100	01-5041	Finally Free Ultra		720.00
	40100		Face Patch Refill		108.00
	40100		Bikini Patch Refill		144.00
	11000		Amazon.com	972.00	
		Total		135,033.56	135,033.56

[redacted]

Bank of America

Bank of America Business Card Cardholder Statement

Credit Limit	$70,000	Billing Date	12-04-02
Cash Limit	$70,000	Days in Billing Cycle	30
Cash Advance Balance	$0.00	Payment Due Date	12-29-02
Available Credit	$14,298	Minimum Payment Due	$5,750.00
		New Balance	**$55,702.31**

GREGORY F GILBERT
4342 DUDLEY BLVD #200

Account Number:
4616 9170 0005 2376

CARDHOLDER MESSAGES

YOUR ACCOUNT IS NOW 90 DAYS PAST DUE. PLEASE CONTACT US IMMEDIATELY AT (800)238-7083 TO MAKE ARRANGEMENTS FOR PAYMENT.

CARDHOLDER ACTIVITY

Posting Date	Sale Date	Reference Number	Transactions	Amount
11-25	11-25	32981100000000080984820	PAY BY PHONE PAYMENT	1,150.00CR
12-04	12-04		PURCHASE *FINANCE CHARGE*	311.68

Customer Service
888.449.2273, 24 hours

Outside the U.S.
602.597.4438, 24 hours

For Lost or Stolen Card:
888.449.2273, 24 hours

Send Billing Inquiries to:
BANK OF AMERICA
PO BOX 2930
PHOENIX AZ 85062-293

Finance Charges

	Average Daily Balance	Daily Periodic Rate	Annual Percentage Rate	Periodic Finance Charge
Purchases	$56,157.29	0.01850%	6.75%	$311.68
Cash	$0.00	0.01850%	6.75%	$0.00
Cash Advance Fees				$0.00
Total Annual Percentage Rate				6.75%

Account Summary

Previous Balance		$56,540.63
Payments	-	$1,150.00
Credits	-	$0.00
Purchases/Other Debits/Other Fees	+	$0.00
Cash Advances	+	$0.00
Overlimit Fees	+	$0.00
Late Payment Fees	+	$0.00
Finance Charge	+	$311.68
New Balance	=	$55,702.31

Please see the reverse side for information about your account.

Please return coupon with your payment.

Business Card Payment Coupon

Bank of America

☐ **Check box and indicate address change on reverse.**

Account No.	4616 9170 0005 2376
Payment Due Date	12-29-02
Minimum Payment Due	$5,750.00
New Balance	$55,702.31

Please Enter Amount Enclosed $ ______ .

Make check or money order payable to:
BANK OF AMERICA
Mail payment to address below.

GREGORY F GILBERT
HAMILTON-BIOPHILE CO
4342 DUDLEY BLVD #200
ED COOK, CFO
MCCLELLAN CA 95652-2506

79905952

BANK OF AMERICA
PO BOX 53155
PHOENIX AZ 85072-3155

461691700005237605750005570231

⑆5240222250⑆4616917000052376⑈

35

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. ~~00-2004-A-11~~ 00-20004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 12/31/2002 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	201,208	369,238	
	b. Total Assets	210,628	462,158	132,259
	c. Current Liabilities	107,923	84,011	
	d. Total Liabilities	1,917,127	1,893,215	1,940,556

		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	29,057	21,748	3,107,848
	b. Total Disbursements	28,090	20,077	3,104,016
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	967	1,671	3,832
	d. Cash Balance at Beginning of Month	2,865	1,194	0
	e. Cash Balance End of Month (c+d)	3,832	2,865	3,832

		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	(211,923)	-11,289	-266,774
5	Account Receivables (Pre and Post Petition)	0	157,435	
6	Post-Petition Liabilities	107,923	84,011	
7	Past Due Post-Petition Account Payables (over 30 days)	29,701	12,211	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa[yee])		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns: ____
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 25, 2004

[signature], CEO
Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)
For the Month Ended December 31, 2002

Current Month: Actual	Forecast	Variance	No.		Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
858			1	Gross Sales	2,573,732	
154,966			2	less:Sales Returns & Allowances	154,966	
(154,108)			3	Net Sales	2,418,766	
3,470			4	less: Cost of Goods Sold (Schedule 'B')	1,698,792	
(157,578)			5	Gross Profit	719,974	
			6	Interest	0	
			7	Other Income	109,984	
500			8		6,020	
			9		1,101	
(157,078)			10	**Total Revenues**	837,079	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
3,600			14	Contract Labor	56,345	
				Rent/Lease	0	
			15	Personal Property	5,071	
2,527			16	Real Property	236,095	
5,000			17	Insurance	10,365	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	4,985	
3,351			24	Other Administrative	96,225	
(2,020)			25	Interest	9,732	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
1,188			28	Advertising Expenses	93,212	
			29	Trade Show Expenses	30,227	
			30	Insurance Expenses	29,401	
2,549			31	Telephone & Utilities	62,062	
(100)			32	Misc. Expenses & Adjustments	23,227	
10,000			33	License Fees - Patent	10,000	
23,342			34	Stock Transfer Fees	23,342	
49,435			35	**Total Expenses**	1,022,496	
(206,514)			36	**Subtotal**	(185,417)	
				Reorganization Items:		
5,410			37	Professional Fees	81,613	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	
					0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
5,410			43	**Total Reorganization Items**	81,357	
(211,923)			44	**Net Profit (Loss) Before Federal & State Taxes**	(266,774)	
			45	Federal & State Income Taxes	0	
(211,923)			46	**Net Profit (Loss)**	(266,774)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET

(General Business Case)

For the Month Ended 12/31/02

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		3,832
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		0
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		2,217
8	Prepaid Insurance		
	Notes Rec Hamilton-Clarke Industries		182,265
	Notes Rec Bionica		2,895
9	**Total Current Assets**		201,208

Property and Equipment (Market Value)

		From Schedules	Market Value
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

		Market Value
22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	
25	Claims for overpayment of taxes	0
26	License of patents	
27		
28	**Total Other Assets**	0
29	**Total Assets**	210,628

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules		
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		6,049
36	Accounts payable (trade)	A	29,701
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		17,621
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		54,552
42			
43			
44	**Total current Liabilities**		107,923
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,917,127
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,366,704
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,597,182
55	Cumulative profit/(loss) since filing case		-266,774
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		-1
59	**Total Equity (Deficit)**		-1,706,499
60	**Total Liabilities and Equity (Deficit)**		$ 210,628

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days			
Total accounts receivable/payable	0		
Allowance for doubtful accounts			
Accounts receivable (net)	0		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month		10,000
Add-		
Net purchases		3,649
Direct labor		
Manufacturing overhead		
Freight in		
Other:		
Less-		
Inventory End of Month		10,000
Shrinkage		
Personal Use		
Cost of Goods Sold		3,649

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Reviesed 3/15/99

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable					
Federal	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended December 31, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,605
2	Cash Received from Sales	3,392	2,449,300
3	Interest Received		576
4	Borrowings	800	310,648
5	Funds from Shareholders, Partners, or Other Insiders		23,300
6	Capital Contributions	19,962	159,926
7	Voided Checks	4,383	12,232
8	Vender Refunds & Overpayments		19,259
9	Miscellaneous Sales		30,089
10	Other Income	500	7,043
11			869
			0
12	Total Cash Receipts	$29,057	$3,107,848
	Cash Disbursements		
13	Payments for Inventory	3,648	$1,371,290
14	Selling		367,847
15	Administrative	2,437	115,289
16	Capital Expenditures		0
17	Principal Payments on Debt	2,900	151,570
18	Interest Paid	1,155	8,763
	Rent/Lease:		0
19	Personal Property		3,092
20	Real Property	3,380	301,827
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		0
25	Other	4,672	18,272
26	Salaries/Commissions (less employee withholding)	2,100	138,434
27	Attorney for Debtor and Miscellaneous		87,193
	Taxes:		-8
28	Employee Withholding		
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,538
32	Other Cash Outflows:		0
33	Outside Marketing Commissions	2,000	319,173
34	Advertising Costs		83,663
35	Trade Show Costs		33,040
36	Insurance Costs		46,760
37	Telephone & Utilities	5,797	68,274
			0
38	Total Cash Disbursements	$28,090	$3,104,016
39	**Net Increase (Decrease) in Cash**	$967	$3,832
40	**Cash Balance, Beginning of Period**	$2,865	
41	**Cash Balance, End of Period**	$3,832	$3,832

Hamilton Biophile Companies
Profit & Loss
December 2002

	Dec 02
Ordinary Income/Expense	
Income	
Cremes and Lotions	858.46
Sales - Product	-154,966.39
Total Income	-154,107.93
Cost of Goods Sold	
Finally Free Units - United Pro	2,108.92
Shipping Boxes	1,540.00
Shipping In	396.00
Shipping Out	-574.71
Total COGS	3,470.21
Gross Profit	-157,578.14
Expense	
Insurance	5,000.00
Interest Expense	-2,020.34
Labor - Outside	3,600.00
License Fees	10,000.00
Other Administrative	3,350.62
Promotion	1,187.62
Rent	2,526.89
Reorganization	5,409.60
Stock Transfer Fees	23,341.68
Telephone & Utilities	2,549.00
Total Expense	54,945.07
Net Ordinary Income	-212,523.21
Other Income/Expense	
Other Income	
Other Income	500.00
Total Other Income	500.00
Other Expense	
Other Expenses	-100.00
Total Other Expense	-100.00
Net Other Income	600.00
Net Income	-211,923.21

10:28 AM

01/22/04

Accrual Basis

Hamilton Biophile Companies
Transactions by Account
As of December 31, 2002

Type	Date	Num	Name	Memo	Clr	Split	Amount	Balance
Cash Unrestricted								-1,141.58
Merchants Bank								3,786.23
Check	12/31/2002		Mechanics Bank		X	Bank Service ...	-10.00	3,776.23
Total Merchants Bank							-10.00	3,776.23
River City Bank								-4,927.81
Deposit	12/31/2002		Motorsports		X	Motorsports	600.00	-4,327.81
Deposit	12/31/2002		FedEx	Cancel O/S	X	Shipping Out	509.71	-3,818.10
Deposit	12/31/2002		NexTel	Cancel O/S C...	X	Telephone & U...	1,283.14	-2,534.96
Deposit	12/31/2002		Qwest	Cancel O/S c...	X	Telephone & U...	230.00	-2,304.96
Deposit	12/31/2002		NexTel	Cancel O/S C...	X	Telephone & U...	1,735.28	-569.68
Deposit	12/31/2002		Bank of America	Cancel Auto ...	X	Visa Bank of A...	500.00	-69.68
Deposit	12/31/2002		American Bank Note...	Cancel O/S C...	X	Other Expenses	100.00	30.32
Deposit	12/31/2002		Unknown	Deposit	X	Miscellaneous	25.00	55.32
Total River City Bank							4,983.13	55.32
Total Cash Unrestricted							4,973.13	3,831.55
TOTAL							4,973.13	3,831.55

10:28 AM

01/22/04

Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of December 31, 2002

	Dec 31, 02
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	3,831.55
Total Checking/Savings	3,831.55
Other Current Assets	
Bionica, Inc.	2,894.62
Inventory	10,000.00
Motorsports	198,590.39
Total Other Current Assets	211,485.01
Total Current Assets	215,316.56
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
TOTAL ASSETS	**224,736.35**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Accounts Payable	29,700.66
Total Accounts Payable	29,700.66
Credit Cards	
Visa Bank of America	54,552.31
Total Credit Cards	54,552.31
Other Current Liabilities	
Chapter 11 Counsel	17,621.04
Due to Officers	1,149.26
Hamilton-Clarke Industries	16,325.29
Metabolic Industries	-2,216.57
Nardo Zaias	4,900.00
Total Other Current Liabilities	37,779.02
Total Current Liabilities	122,031.99
Long Term Liabilities	
General Unsecured Claims	1,809,684.60
Pre-Petition Liabilities	-481.00
Total Long Term Liabilities	1,809,203.60
Total Liabilities	1,931,235.59
Equity	
Additional Paid In Capital	31,597,181.60
Capital Stock	13,329,798.00
Retained Earnings	-20,275.81
Retained Surplus at Filing	-46,366,704.00
Net Income	-246,499.03
Total Equity	-1,706,499.24
TOTAL LIABILITIES & EQUITY	**224,736.35**

RiverCityBank ℠

MEMBER FDIC

CIRBY/SUNRISE BRANCH
1039 SUNRISE AVENUE
ROSEVILLE CA 95661

Page 1

Statement Date
12-31-02

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Account Number
3011028206

Enclosures
21

BUSINESS CHECKING PLUS

Balance Last Statement	5,119.51	As Of	11-30-02
+ Deposits/Credits	24,673.83		
- Checks/Debits	29,478.02		
- Service Charges	.00		
Balance This Statement	315.32		
Average Collected Balance	7,445.67		

CHECKS PAID

Check No.	Date	Amount	Check No.	Date	Amount
2598	12-02	417.80	2615	12-12	3380.00
2601*	12-11	100.00	2616	12-12	400.00
2602	12-02	480.00	2617	12-10	480.00
2603	12-04	400.00	2618	12-09	480.00
2604	12-04	260.00	2619	12-12	715.08
2605	12-10	795.42	2620	12-13	200.00
2608*	12-11	2500.00	2621	12-13	500.00
2609	12-05	2500.00	2622	12-13	1540.00
2612*	12-09	1500.00	2623	12-23	2171.80
2613	12-09	1500.00	2625*	12-30	480.00
2614	12-13	2108.92			

* Gap in Sequence

ELECTRONIC TRANSACTIONS

Date	Reference	Description		Amount
12-10	81209	SMUD	SMUD EFT	5002.00-
12-16	11216	ONLINE TRANSFER	TRANSFER	200.00-
12-17	11217	ONLINE TRANSFER	TRANSFER	200.00-
12-31	31231	BK OF AM CRD ACH	PAYBYPHONE	1155.00-

OTHER ACTIVITY

Date	Reference	Description	Amount
12-04	1	FAN KAM LING	19982.00
12-04	1	WIRE FEE	12.00-
12-06	4	DEPOSIT	3244.50
12-06	4	DEPOSIT	41.00
12-12	1	DEPOSIT	43.22
12-12	1	DEPOSIT	18.95
12-20	1	DEPOSIT	500.00
12-20	1	DEPOSIT	44.16
12-30	4	DEPOSIT	200.00
12-31	4	DEPOSIT	600.00

DAILY BALANCE SUMMARY

Date	Balance	Date	Balance	Date	Balance
11-30	5119.51	12-02	4221.71	12-04	23531.71
12-05	21031.71	12-06	24317.21	12-09	20837.21
12-10	14559.79	12-11	11959.79	12-12	7526.88
12-13	3177.96	12-16	2977.96	12-17	2777.96
12-20	3322.12	12-23	1150.32	12-30	870.32
12-31	315.32				

(CONTINUED ON NEXT PAGE)

RiverCityBank SM

MEMBER FDIC

CIRBY/SUNRISE BRANCH
1039 SUNRISE AVENUE
ROSEVILLE CA 95661

Statement Date
12-31-02

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Account Number
3011028206

END OF STATEMENT

Hamilton Biophile Companies
Reconciliation Summary
River City Bank, Period Ending 01/31/2004

		Dec 31, 02
Beginning Balance		-15,118.13
Cleared Transactions		
Checks and Payments - 33 items	-33,861.15	
Deposits and Credits - 18 items	29,056.96	
Total Cleared Transactions	-4,804.19	
Cleared Balance		**-19,922.32**
Uncleared Transactions		
Checks and Payments - 28 items	-37,166.01	
Deposits and Credits - 39 items	57,143.65	
Total Uncleared Transactions	19,977.64	
Register Balance as of 01/31/2004		**55.32**
Ending Balance		55.32

000 26 01 PAGE: 1
DATE: 12/31/02 ACCOUNT: 39003795
DOCUMENTS: 0

THE MECHANICS BANK
NORTHERN CALIFORNIA'S MOST TRUSTED BANK. SINCE 1905.®
MEMBER FDIC

HAMILTON BIOPHILES COMPANIES
JOHN J FITZGERALD
EDWARD P IACONIS
4342 DUDLEY BLVD SUITE 200 400
MCCULLAN CA 95652

30-6
0
0

TAKE YOUR BUSINESS FINANCIAL MANAGEMENT TO THE NEXT LEVEL.
SIGN-UP FOR THE NEW AND IMPROVED MECHDIRECT*INTERNET BANKING
TODAY AT WWW.MECHBANK.COM

BUSINESS ACCOUNT 39003795

		LAST STATEMENT 11/29/02	3,786.23
MINIMUM BALANCE	3,786.23	CREDITS	.00
AVG AVAILABLE BALANCE	3,786.23	1 DEBITS	10.00
AVERAGE BALANCE	3,786.23	THIS STATEMENT 12/31/02	3,776.23

- - - - - - - - - OTHER DEBITS - - - - - - - - -

DESCRIPTION	DATE	AMOUNT
SERVICE CHARGE	12/31	10.00

- - - ITEMIZATION OF SERVICE CHARGE PAID THIS PERIOD - - -

TOTAL CHARGE FOR MONTHLY CHARGE: 10.00

- - - - - - - - DAILY BALANCE - - - - - - - -

DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
12/31	3,776.23				

Hamilton Biophile Companies
Reconciliation Summary
Merchants Bank, Period Ending 12/31/2002

		Nov 28, 03
Beginning Balance		3,786.23
Cleared Transactions		
Checks and Payments - 1 item	-10.00	
Total Cleared Transactions	-10.00	
Cleared Balance		**3,776.23**
Register Balance as of 12/31/2002		3,776.23
Ending Balance		3,776.23

Register: Retained Surplus at Filing
From 01/01/2002 through 12/31/2002
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Increase	C	Decrease	Balance
05/31/2002	26		Additional Paid In Cap...	Trans Frm Prior			46,283,204...	-46,283,20...
12/31/2002	71		Claim for Overpaymen...	Clear P/R Tax ...			83,500.00	-46,366,70...

3:46 PM
01/21/04
Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of December 31, 2002

	Dec 31, 02
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	3,831.55
Total Checking/Savings	3,831.55
Other Current Assets	
Bionica, Inc.	2,894.62
Inventory	10,000.00
Motorsports	198,590.39
Prepaid Insurance	5,000.00
Total Other Current Assets	216,485.01
Total Current Assets	220,316.56
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
Other Assets	0.00
TOTAL ASSETS	229,736.35
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Accounts Payable	3,856.38
Total Accounts Payable	3,856.38
Credit Cards	
REI	-330.00
Visa Bank of America	57,052.31
Total Credit Cards	56,722.31
Other Current Liabilities	
Chapter 11 Counsel	12,211.44
Due to Officers	1,149.26
License Expense — **Due to/from Tom Mehl**	-10,000.00
Hamilton-Clarke Industries	16,325.29
Metabolic Industries	-2,216.57
Nardo Zaias	4,900.00
Suspense	-149.66
Total Other Current Liabilities	22,219.76
Total Current Liabilities	82,798.45
Long Term Liabilities	
General Unsecured Claims	1,809,684.60
Pre-Petition Liabilities	-481.00
Total Long Term Liabilities	1,809,203.60
Total Liabilities	1,892,002.05
Equity	
Additional Paid In Capital	31,597,181.60
Capital Stock	13,329,798.00
Retained Earnings	-20,275.81
Retained Surplus at Filing	-46,366,704.00
Net Income	-202,265.49
Total Equity	-1,662,265.70
TOTAL LIABILITIES & EQUITY	229,736.35

222,541.30

3:47 PM

01/21/04

Accrual Basis

Hamilton Biophile Companies
Profit & Loss
December 2002

	Dec 02
Ordinary Income/Expense	
Income	
Cremes and Lotions	858.46
Sales - Product	-154,966.39
Total Income	-154,107.93
Cost of Goods Sold	
Finally Free Units - United Pro	2,108.92
Shipping Boxes	1,540.00
Shipping Out	-574.71
Total COGS	3,074.21
Gross Profit	-157,182.14
Expense	
Labor - Outside	3,600.00
Other Administrative	2,231.64
Promotion	200.00
Rent	2,526.89
Telephone & Utilities	2,549.00
Total Expense	11,107.53
Net Ordinary Income	-168,289.67
Other Income/Expense	
Other Income	
Other Income	500.00
Total Other Income	500.00
Other Expense	
Other Expenses	-100.00
Total Other Expense	-100.00
Net Other Income	600.00
Net Income	-167,689.67

3:34 PM

01/21/04

Hamilton Biophile Companies
Open Invoices
As of December 31, 2002

Type	Date	Num	P. O. #	Terms	Due Date	Aging	Open Balance
Alsto's Handy Helpers							
Deposit	6/18/2002						-4,248.00
Deposit	9/17/2002						-3,360.00
Deposit	12/5/2002						-3,244.50
General Journal	5/31/2002	3					12,773.35
Deposit	6/3/2002						-6,275.68
General Journal	6/30/2002	51					48.00
Total Alsto's Handy Helpers							-4,306.83
Amazon							
Deposit	8/1/2002						-576.00
General Journal	5/31/2002	4					576.00
Total Amazon							0.00
Gaiam, Inc.							
Deposit	10/16/2002						-7,776.00
General Journal	5/31/2002	5					19,553.60
Deposit	6/4/2002						-11,664.00
Total Gaiam, Inc.							113.60
Luminescence							
Deposit	6/27/2002						-3,000.00
Deposit	7/18/2002						-4,400.00
Check	7/23/2002						4,400.00
General Journal	5/31/2002	6					6,300.00
Total Luminescence							3,300.00
Price Click							
General Journal	5/31/2002	7					3,240.00
Total Price Click							3,240.00
QVC							
General Journal	5/31/2002	11					20,400.00
Total QVC							20,400.00
Remington Products							
Deposit	6/19/2002						-4,530.79
General Journal	5/31/2002	8					22,728.70
Total Remington Products							18,197.91
SEPE							
Invoice	12/12/2002	12120...		Due on re...	12/12/2002	19	795.08
Total SEPE							795.08
Silvo Home							
General Journal	5/31/2002	12					4,200.00
Total Silvo Home							4,200.00
Smart							
General Journal	5/31/2002	9					1,800.00
Total Smart							1,800.00
The Shopping Channel							
General Journal	5/31/2002	10					107,245.58
Total The Shopping Channel							107,245.58
TOTAL							**154,985.34**

Register: Cash Unrestricted:River City Bank
From 01/01/2002 through 12/31/2002
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
01/24/2002	2439	FedEx	Shipping Out	O/S Checks	509.71	X		-509.71
03/01/2002		Unknown	Telephone & Utilities	O/S Deposit		X	251.12	-258.59
03/08/2002	2453	NexTel	Telephone & Utilities	O/S Checks	1,283.14	X		-1,541.73
04/04/2002	2475	Qwest	Telephone & Utilities	O/S Checks	230.00	X		-1,771.73
04/23/2002	2495	NexTel	Telephone & Utilities	O/S Check	1,735.28	X		-3,507.01
04/25/2002	2498	Palais Des Congress ...	Promotion:Trade Shows	O/S Check	485.78	X		-3,992.79
05/23/2002	2507	Secretary of State	Other Administrative:...	O/S Check	20.00	X		-4,012.79
05/24/2002		John Fitzgerald	Labor - Outside	O/S Deposit		X	490.00	-3,522.79
05/29/2002	2509	Central Freight Lines	Promotion:Trade Shows	O/S Check	449.74	X		-3,972.53
05/31/2002	2		Additional Paid In Cap...	Trans Frm Prior	1,191.33	X		-5,163.86
05/31/2002	45		Shipping Out	O/S Check		X	509.71	-4,654.15
05/31/2002	46		Telephone & Utilities	O/S Check	251.12	X		-4,905.27
05/31/2002	50		Labor - Outside	O/S Deposit	490.00	X		-5,395.27
05/31/2002	47		Telephone & Utilities	O/S Checks		X	3,248.42	-2,146.85
05/31/2002	48		Promotion:Trade Shows	O/S Checks		X	935.52	-1,211.33
05/31/2002	49		Other Administrative:...	O/S Checks		X	20.00	-1,191.33
06/01/2002	2510	River City Bank	-split-		3,295.60	X		-4,486.93
06/03/2002		Alsto's Handy Helpers	Accounts Receivable	Deposit		X	6,275.68	1,788.75
06/03/2002		Advanced Weld Desi...	Machine Rental	Deposit		X	300.00	2,088.75
06/03/2002		United Productions	Finally Free Units - U...		3,653.78	X		-1,565.03
06/03/2002		River City Bank	Other Administrative:...		35.00	X		-1,600.03
06/04/2002		Gaiam, Inc.	Accounts Receivable	Deposit		X	11,664.00	10,063.97
06/04/2002		Barrett Business Ser...	Other Income	Ins Refund		X	79.43	10,143.40
06/04/2002		California Secretary ...	Other Income	Deposit		X	20.00	10,163.40
06/04/2002		River City Bank	Finally Free Units - U...	United Product...	6,805.94	X		3,357.46
06/04/2002		Skolnick	Commissions - Outside		1,795.97	X		1,561.49
06/04/2002		River City Bank	Other Administrative:...		35.00	X		1,526.49
06/04/2002	2511	Pacific Bell	Telephone & Utilities		202.69	X		1,323.80
06/05/2002	2512	Edward L. Cook CPA	Other Administrative:...	On Account	250.00	X		1,073.80
06/05/2002	2513	REI	REI	Credit Card Pa...	100.00	X		973.80
06/05/2002	2514	REI	REI		230.00	X		743.80
06/06/2002	2515	River City Bank	-split-	Barrett - Week...	2,950.40	X		-2,206.60
06/18/2002		Alsto's Handy Helpers	Accounts Receivable	Finally Free		X	4,248.00	2,041.40
06/18/2002		Rent	Machine Rental			X	350.00	2,391.40
06/18/2002		Barrett Business Ser...	Labor - Outside	Reimburse Hea...		X	79.43	2,470.83
06/18/2002		River City Bank	Labor - Outside	Barrett - Week...	3,295.60	X		-824.77
06/19/2002		Remington Products	Accounts Receivable			X	4,530.79	3,706.02
06/19/2002		River City Bank	Promotion:Trade Shows	Skolnick	279.76	X		3,426.26
06/19/2002		United Productions	Finally Free Units - U...		5,135.59	X		-1,709.33

Register: Cash Unrestricted:River City Bank
From 01/01/2002 through 12/31/2002
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
06/21/2002		Greg Gilbert	Due to Officers:Greg ...	HEnergy Stoc...		X	4,000.00	2,290.67
06/21/2002		River City Bank	Other Administrative:...		12.00	X		2,278.67
06/26/2002	2517	Edward L. Cook CPA	Other Administrative:...		500.00	X		1,778.67
06/27/2002		Silvo Home	-split-			X	4,200.00	5,978.67
06/27/2002		Luminescence	Accounts Receivable			X	3,000.00	8,978.67
06/27/2002		Barrett Business Ser...	Labor - Outside	Reimburse Hea...		X	158.86	9,137.53
06/27/2002		River City Bank	-split-	Barret - Week ...	3,295.60	X		5,841.93
06/27/2002	2518	River City Bank	Finally Free Units - U...	% of $7,200 Sa...	4,212.00	X		1,629.93
06/28/2002		River City Bank	Other Administrative:...	Dave Walsh C...	15.00	X		1,614.93
07/01/2002		Greg Gilbert	Suspense	Vick cashed pe...		X	4,223.36	5,838.29
07/01/2002	2519	Pacific Bell	Telephone & Utilities	916 643-2010	588.28	X		5,250.01
07/01/2002	2520	Tim Perkins	Labor - Outside	K-Mart Shipping	150.00	X		5,100.01
07/01/2002	2521	River City Bank	Suspense	Vicki cashed p...	4,223.36	X		876.65
07/03/2002	2522	Edward L. Cook CPA	Other Administrative:...	Partial Pmt on ...	750.00	X		126.65
07/03/2002	2523	Mint Media	Other Administrative:...	Spencer Forslu...	530.00	X		-403.35
07/10/2002		River City Bank	Metabolic Industries		500.00	X		-903.35
07/11/2002		Greg Gilbert	Due to Officers:Greg ...	Personal Funds...		X	5,308.73	4,405.38
07/11/2002		Carla Fernandez	Sales - Product			X	28.44	4,433.82
07/11/2002		Barrett Business Ser...	Labor - Outside	Ins. Refund		X	158.86	4,592.68
07/11/2002		American Lab Systems	Motorsports			X	1,200.00	5,792.68
07/11/2002		River City Bank	Other Administrative:...		32.00	X		5,760.68
07/11/2002	2524	River City Bank	Labor - Outside	WE 07/06	1,320.40	X		4,440.28
07/12/2002	2525	Vicki Gilbert	Due to Officers:Greg ...	Personal Funds...	5,300.00	X		-859.72
07/12/2002	2526	Edward L. Cook CPA	Other Administrative:...		650.00	X		-1,509.72
07/18/2002		Luminescence	Accounts Receivable	Stopped Pmt		X	4,400.00	2,890.28
07/18/2002		Unknown	Other Administrative:...			X	31.90	2,922.18
07/18/2002		Barrett Business Ser...	Labor - Outside			X	79.43	3,001.61
07/18/2002	2527	FedEx	Other Administrative:...		326.33	X		2,675.28
07/18/2002	2528	Edward L. Cook CPA	Other Administrative:...		100.00	X		2,575.28
07/19/2002	2529	Edward L. Cook CPA	Other Administrative:...		1,000.00	X		1,575.28
07/23/2002		Luminescence	Accounts Receivable	Stopped Pmt	4,400.00	X		-2,824.72
07/25/2002		River City Bank	Other Administrative:...		6.00	X		-2,830.72
07/25/2002	2530	Home Depot	Suspense		149.66	X		-2,980.38
07/31/2002		River City Bank	Other Administrative:...		15.00	X		-2,995.38
08/01/2002		Amazon	Accounts Receivable			X	576.00	-2,419.38
08/01/2002		McMaster & Carr	Motorsports	Refund of Dbl ...		X	349.21	-2,070.17
08/01/2002		Barrett Business Ser...	Labor - Outside	Ins. Refund		X	79.43	-1,990.74
08/01/2002		Barrett Business Ser...	Labor - Outside	Ins. Refund		X	79.43	-1,911.31
08/01/2002	2531	River City Bank	Finally Free Units - U...		337.00	X		-2,248.31

Register: Cash Unrestricted:River City Bank
From 01/01/2002 through 12/31/2002
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
08/01/2002	55		Telephone & Utilities	Adjust for dep...	251.12	X		-2,499.43
08/01/2002	54		Labor - Outside	Adjust for dep...	490.00	X		-2,989.43
08/08/2002		Barrett Business Ser...	Labor - Outside	Ins. Refund		X	79.43	-2,910.00
08/08/2002		Unknown	Sales			X	13.00	-2,897.00
08/08/2002		Unknown	Sales			X	42.90	-2,854.10
08/08/2002		Iaconis, Ed	Due to Officers:Ed Iac...	Advance for O...		X	800.00	-2,054.10
08/08/2002	2532	River City Bank	Labor - Outside	Barrett Payroll	810.20	X		-2,864.30
08/08/2002	2533	James J. Boyle Com...	Shipping In		726.00	X		-3,590.30
08/15/2002		Metabolic Industries	Metabolic Industries	Reim Legal Pat...		X	8,000.00	4,409.70
08/16/2002		S.M.U.D.	Suspense	Voided Check		X		4,409.70
08/16/2002		Void	Suspense	Voided Check		X		4,409.70
08/16/2002	2534	Edward L. Cook CPA	Other Administrative:...		1,000.00	X		3,409.70
08/16/2002	2535	Vicki Gilbert	Due to Officers:Greg ...		2,000.00	X		1,409.70
08/16/2002	2536	McClellan Park	Suspense	Voided Check		X		1,409.70
08/16/2002	2538	McClellan Park	Suspense	Voided Check		X		1,409.70
08/16/2002	2539	S.M.U.D.	Suspense	Voided Check		X		1,409.70
08/16/2002	2541	Chase Bank	Due to Officers:Ed Iac...	Credit Card Pmt	215.00	X		1,194.70
08/20/2002	2540	River City Bank	Labor - Outside	Barrett P/R	1,195.00	X		-0.30
08/20/2002	2542	U.S. Bank	Due to Officers:Ed Iac...	Credit Card Pa...	75.00	X		-75.30
08/20/2002	2543	Michael Arcangeli	Metabolic Industries	Mike's Metabo...	3,300.00	X		-3,375.30
08/22/2002		Barrett Business Ser...	Labor - Outside	Insurance Refu...		X	79.43	-3,295.87
08/22/2002		Barrett Business Ser...	Labor - Outside	Insurance Refu...		X	79.43	-3,216.44
08/26/2002	2544	Edward L. Cook CPA	Other Administrative:...		200.00	X		-3,416.44
08/28/2002		Motorsports	Motorsports	Loan to cover ...		X	2,500.00	-916.44
08/28/2002		Barrett Business Ser...	Labor - Outside	Insurance Rebate		X	79.43	-837.01
08/28/2002		River City Bank	Other Administrative:...		15.00	X		-852.01
08/30/2002	2545	Thomas Mehl	Due to/from Tom Mehl	Agreement	2,500.00	X		-3,352.01
08/30/2002	2546	Thomas Mehl	Due to/from Tom Mehl	Sept Agreemen...	2,500.00	X		-5,852.01
08/30/2002	2547	McClellan Park	Rent:Lease	August Rent	6,760.00	X		-12,612.01
08/30/2002	2548	Void	Suspense	Void Check		X		-12,612.01
09/03/2002		PCIC Co Ltd	Sales - Product	Money from Pi...		X	22,950.00	10,337.99
09/03/2002		River City Bank	Other Administrative:...	Wire Fee	12.00	X		10,325.99
09/03/2002	2549	Vicki Gilbert	Due to Officers:Greg ...	Sept. Comp	4,000.00	X		6,325.99
09/03/2002	2550	Edward L. Cook CPA	Other Administrative:...		2,000.00	X		4,325.99
09/03/2002	2551	Sprint PCS	Telephone & Utilities		201.62	X		4,124.37
09/03/2002	2552	Sprint PCS	Telephone & Utilities		250.00	X		3,874.37
09/03/2002	2553	S.M.U.D.	Telephone & Utilities:...		2,500.00	X		1,374.37
09/03/2002	2554	SureWest	Telephone & Utilities:I...		348.72	X		1,025.65
09/03/2002	2555	Bank of America	Visa Bank of America		2,055.00	X		-1,029.35

Register: Cash Unrestricted:River City Bank
From 01/01/2002 through 12/31/2002
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
09/03/2002	2557	Wells Fargo Leasing	Metabolic Industries	Compressor Pa...	1,407.44	X		-2,436.79
09/03/2002	2558	Barrett Business Ser...	-split-	8/31/02	3,295.60	X		-5,732.39
09/04/2002	2559	Void	Suspense	void		X		-5,732.39
09/04/2002	2560	McClellan Park	Rent:Lease	September	6,760.00	X		-12,492.39
09/05/2002		Nardo Zaias	Nardo Zaias			X	4,900.00	-7,592.39
09/05/2002		Barrett Business Ser...	Labor - Outside	Ins. Reimburse...		X	79.43	-7,512.96
09/05/2002		Advanced Weld Desi...	Machine Rental	Use of machin...		X	200.00	-7,312.96
09/05/2002		McClellan Park	Rent:Lease	NSF Check #2...		X	6,760.00	-552.96
09/06/2002	2561	Void	Suspense	Void to Allen ...		X		-552.96
09/09/2002		River City Bank	Other Administrative:...	NSF	19.00	X		-571.96
09/10/2002		TGM Airepairs, Inc	Miscellaneous Income	Sale of Kmart t...		X	1,775.00	1,203.04
09/10/2002		Hydraulics Internatio...	Miscellaneous Income	Sale of workta...		X	2,101.13	3,304.17
09/16/2002	2556	McClellan Park	-split-	River City Cas...	6,760.00	X		-3,455.83
09/17/2002		Alsto's Handy Helpers	Accounts Receivable	Inv. #02-5078 ...		X	3,360.00	-95.83
09/17/2002	2562	Void	Suspense			X		-95.83
09/17/2002	2563	River City Bank	Finally Free Units - U...	United Product...	1,965.60	X		-2,061.43
09/17/2002	2564	Motorsports	Motorsports		1,207.00	X		-3,268.43
09/18/2002	2565	BFI	Other Administrative:...	$100 of $264.04	100.00	X		-3,368.43
09/23/2002		Barrett Business Ser...	Labor - Outside	Ins Refunds		X	158.86	-3,209.57
09/23/2002	2566	Pacific Bell	Other Administrative:...	Ed Cook's Bill	244.40	X		-3,453.97
09/30/2002		River City Bank	Other Administrative:...		15.00	X		-3,468.97
10/01/2002	2567	Motorsports	Motorsports		100.00	X		-3,568.97
10/02/2002	2568	Motorsports	Motorsports		150.00	X		-3,718.97
10/03/2002		Barrett Business Ser...	Labor - Outside	Ins Refund		X	79.43	-3,639.54
10/07/2002	2569	Edward L. Cook CPA	Other Administrative:...		100.00	X		-3,739.54
10/09/2002		PCIC Co Ltd	-split-			X	19,982.00	16,242.46
10/09/2002		River City Bank	Other Administrative:...	Wire Fee	12.00	X		16,230.46
10/09/2002	2570	Vicki Gilbert	Due to Officers:Greg ...		3,600.00	X		12,630.46
10/09/2002	2571	McClellan Park	-split-		6,760.00	X		5,870.46
10/09/2002	2572	Hamilton-Clarke Ind...	Motorsports		1,000.00	X		4,870.46
10/09/2002	2573	Edward L. Cook CPA	Other Administrative:...		1,000.00	X		3,870.46
10/09/2002	2574	Hamilton-Clarke Ind...	Motorsports		1,200.00	X		2,670.46
10/09/2002	2575	Richard Craft	Labor - Outside	Sales Commiss...	1,500.00	X		1,170.46
10/09/2002	2576	Rex Utley	Other Administrative:...	Sept & Oct	261.34	X		909.12
10/09/2002	2577	Motorsports	Motorsports	Vortech	346.32	X		562.80
10/09/2002	2578	Walmer's Machine S...	Motorsports	Wold	285.58	X		277.22
10/09/2002	2579	BFI	Other Administrative:...		230.05	X		47.17
10/09/2002	2580	River City Bank	Labor - Outside		3,395.60	X		-3,348.43
10/10/2002	2581	Edward L. Cook CPA	Other Administrative:...	F-Bay office de...	155.42	X		-3,503.85

Register: Cash Unrestricted:River City Bank
From 01/01/2002 through 12/31/2002
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
10/15/2002	2582	Void	Suspense			X		-3,503.85
10/15/2002	2583	Motorsports	Motorsports		1,100.00	X		-4,603.85
10/16/2002		Barrett Business Ser...	Labor - Outside	Ins Reim		X	79.43	-4,524.42
10/16/2002		Barrett Business Ser...	Labor - Outside	Ins Reim		X	79.43	-4,444.99
10/16/2002		Gaiam, Inc.	Accounts Receivable			X	7,776.00	3,331.01
10/16/2002	2584	United Productions	Finally Free Units - U...		5,054.40	X		-1,723.39
10/24/2002	2585	American Stock Tran...	Other Expenses	Stock Cert. Pri...	100.00	X		-1,823.39
10/25/2002		Bank of America	Visa Bank of America	AutoCheck	500.00	X		-2,323.39
10/28/2002		Unknown	Other Income	Refund		X	66.85	-2,256.54
10/28/2002		Barrett Business Ser...	Labor - Outside	Ins. Refund		X	158.86	-2,097.68
10/28/2002		Bank of America	-split-		505.00	X		-2,602.68
11/01/2002		River City Bank	Other Administrative:...		15.00	X		-2,617.68
11/01/2002	2586	Thomas Mehl	Due to/from Tom Mehl		2,500.00	X		-5,117.68
11/04/2002		Hamilton-Clarke Ind...	Hamilton-Clarke Indus...			X	1,500.00	-3,617.68
11/08/2002		System Design	Other Income	Chair Sale		X	50.00	-3,567.68
11/12/2002		PCIC Co Ltd	Additional Paid In Cap...			X	19,982.00	16,414.32
11/12/2002		River City Bank	Other Administrative:...	Wire Fee	12.00	X		16,402.32
11/12/2002	2587	McClellan Park	-split-		6,760.00	X		9,642.32
11/12/2002	2588	Vicki Gilbert	Due to Officers:Greg ...		4,000.00	X		5,642.32
11/12/2002	2589	Sprint PCS	Telephone & Utilities		356.94	X		5,285.38
11/13/2002	2592	B & M Telephone	Telephone & Utilities		1,000.00	X		4,285.38
11/14/2002	2590	Edward Iaconis	Labor - Outside		400.00	X		3,885.38
11/14/2002	2591	James Taylor	Labor - Outside		480.00	X		3,405.38
11/14/2002	2593	Rex Utley	Labor - Outside	11/4/02-11/11/02	480.00	X		2,925.38
11/15/2002		Ed Kuntz	Motorsports	Crd Crd Pmt in...		X	216.00	3,141.38
11/19/2002	2594	Richard Craft	Labor - Outside	Sale of HCI stuff	60.00	X		3,081.38
11/19/2002	2595	John Fitzgerald	Other Administrative:...		50.00	X		3,031.38
11/22/2002	2596	James Taylor	Labor - Outside	W/E 11/15/02	480.00	X		2,551.38
11/22/2002	2597	Trina Lambertson	Labor - Outside	W/E 11/15/02	260.00	X		2,291.38
11/22/2002	2598	James J. Boyle & Co	Shipping In	Cremes from T...	417.80	X		1,873.58
11/22/2002	2599	John Fitzgerald	Labor - Outside	W/E 11/15/02	400.00	X		1,473.58
11/26/2002	2600	Bank of America	Visa Bank of America	11/25/02	1,155.00	X		318.58
11/27/2002	2601	American Bank Note...	Other Administrative:...		100.00	X		218.58
11/27/2002	2602	James Taylor	Labor - Outside	WE 11/22/02	480.00	X		-261.42
11/27/2002	2603	John Fitzgerald	Labor - Outside	WE 11/22/02	400.00	X		-661.42
11/27/2002	2604	Trina Lambertson	Labor - Outside	WE 11/22/02	260.00	X		-921.42
12/04/2002		PCIC Co Ltd	Additional Paid In Cap...			X	19,982.00	19,060.58
12/05/2002		Carlson, John & Moira	Cremes and Lotions			X	41.00	19,101.58
12/05/2002		Alsto's Handy Helpers	Accounts Receivable			X	3,244.50	22,346.08

Hamilton Biophile Companies

1/21/2004

Register: Cash Unrestricted:River City Bank
From 01/01/2002 through 12/31/2002
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
12/05/2002		River City Bank	Other Administrative:...		12.00	X		22,334.08
12/05/2002	2605	SureWest	Telephone & Utilities		795.42	X		21,538.66
12/05/2002	2606	S.M.U.D.	Telephone & Utilities:...		5,002.00	X		16,536.66
12/05/2002	2608	Thomas Mehl	Due to/from Tom Mehl	December Roy...	2,500.00	X		14,036.66
12/05/2002	2609	Vicki Gilbert	Due to Officers:Greg ...		2,500.00	X		11,536.66
12/05/2002	2610	Void	Suspense			X		11,536.66
12/05/2002	2611	Void	Suspense			X		11,536.66
12/05/2002	2612	Edward L. Cook CPA	Other Administrative:...		1,500.00	X		10,036.66
12/05/2002	2613	Richard Craft	Labor - Outside	Marketing Fee	1,500.00	X		8,536.66
12/05/2002	2614	United Productions	Finally Free Units - U...		2,108.92	X		6,427.74
12/05/2002	2615	McClellan Park	-split-	1/2 December ...	3,380.00	X		3,047.74
12/06/2002	2616	John Fitzgerald	Labor - Outside	WE 11/29/02	400.00	X		2,647.74
12/06/2002	2617	Rex Utley	Labor - Outside	WE 11/29/02	480.00	X		2,167.74
12/06/2002	2618	James Taylor	Labor - Outside	WE 11/29/02	480.00	X		1,687.74
12/06/2002	2619	US Postmaster	Other Administrative:...	Chapter 11 not...	715.08	X		972.66
12/06/2002	2620	Monarch Color Service	Promotion:Trade Show...	On Account In...	200.00	X		772.66
12/10/2002	2621	Richard Craft	-split-		500.00	X		272.66
12/11/2002	2622	Kent H. Landsberg	Shipping Boxes	1/2 shipment	1,540.00	X		-1,267.34
12/11/2002	2623	Barrett Business Ser...	Due to Officers:Greg ...	2 months Cobr...	2,171.80	X		-3,439.14
12/12/2002		Unknown	Cremes and Lotions	Eleaf		X	43.22	-3,395.92
12/12/2002		Unknown	Sales - Product	Finally Free Pa...		X	18.95	-3,376.97
12/16/2002		Motorsports	Motorsports		200.00	X		-3,576.97
12/17/2002		Motorsports	Motorsports		200.00	X		-3,776.97
12/20/2002		Ruth Wilson	Cremes and Lotions	Moisturizer		X	44.16	-3,732.81
12/20/2002		Unknown	Other Income	Cash Moving F...		X	500.00	-3,232.81
12/28/2002	2625	James Taylor	Labor - Outside	WE 12/20/02	480.00	X		-3,712.81
12/28/2002	2626	Trina Lambertson	Labor - Outside	WE 12/20/02	260.00			-3,972.81
12/30/2002		Hamilton-Clarke Ind...	Hamilton-Clarke Indus...			X	200.00	-3,772.81
12/30/2002		Bank of America	-split-		1,155.00	X		-4,927.81
12/31/2002		Motorsports	Motorsports			X	600.00	-4,327.81
12/31/2002		FedEx	Shipping Out	Cancel O/S		X	509.71	-3,818.10
12/31/2002		NexTel	Telephone & Utilities	Cancel O/S Ch...		X	1,283.14	-2,534.96
12/31/2002		Qwest	Telephone & Utilities	Cancel O/S che...		X	230.00	-2,304.96
12/31/2002		NexTel				X	1,735.28	-569.68
12/31/2002		Bank of America				X	500.00	-69.68
12/31/2002		American Bank Note...				X	100.00	30.32
12/31/2002		Unknown				X	25.00	55.32

```
  509.71 +
1,283.14 +
  230.00 +
1,735.28 +
  500.00 +
  100.00 +
   25.00 +
4,383.13 *
```

Register: Cash Unrestricted:River City Bank
From 12/31/2001 through 05/30/2002
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
12/31/2001		Unknown	Retained Earnings	O/S Check		X	25.00	25.00
12/31/2001		Unknown	Retained Earnings	O/S Checks	25.00			0.00
01/24/2002	2439	FedEx	Shipping Out	O/S Checks	509.71			-509.71
03/01/2002		Unknown	Telephone & Utilities	O/S Deposit		X	251.12	-258.59
03/08/2002	2453	NexTel	Telephone & Utilities	O/S Checks	1,283.14			-1,541.73
04/04/2002	2475	Qwest	Telephone & Utilities	O/S Checks	230.00			-1,771.73
04/23/2002	2495	NexTel	Telephone & Utilities	O/S Check	1,735.28			-3,507.01
04/25/2002	2498	Palais Des Congress ...	Promotion:Trade Shows	O/S Check	485.78	X		-3,992.79
05/23/2002	2507	Secretary of State	Other Administrative:...	O/S Check	20.00	X		-4,012.79
05/24/2002		John Fitzgerald	Labor - Outside	O/S Deposit		X	490.00	-3,522.79
05/29/2002	2509	Central Freight Lines	Promotion:Trade Shows	O/S Check	449.74	X		-3,972.53

Register: Cash Unrestricted:River City Bank
From 05/31/2002 through 12/31/2002
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
05/31/2002	2		Additional Paid In Cap...	Trans Frm Prior	1,191.33	X		-5,163.86
05/31/2002	45		Shipping Out	O/S Check		X	509.71	-4,654.15
05/31/2002	46		Telephone & Utilities	O/S Check	251.12	X		-4,905.27
05/31/2002	50		Labor - Outside	O/S Deposit	490.00	X		-5,395.27
05/31/2002	47		Telephone & Utilities	O/S Checks		X	3,248.42	-2,146.85
05/31/2002	48		Promotion:Trade Shows	O/S Checks		X	935.52	-1,211.33
05/31/2002	49		Other Administrative:...	O/S Checks		X	20.00	-1,191.33
06/01/2002	2510	River City Bank	-split-		3,295.60	X		-4,486.93
06/03/2002		Alsto's Handy Helpers	Accounts Receivable	Deposit		X	6,275.68	1,788.75
06/03/2002		Advanced Weld Desi...	Machine Rental	Deposit		X	300.00	2,088.75
06/03/2002		United Productions	Finally Free Units - U...		3,653.78	X		-1,565.03
06/03/2002		River City Bank	Other Administrative:...		35.00	X		-1,600.03
06/04/2002		Gaiam, Inc.	Accounts Receivable	Deposit		X	11,664.00	10,063.97
06/04/2002		Barrett Business Ser...	Other Income	Ins Refund		X	79.43	10,143.40
06/04/2002		California Secretary ...	Other Income	Deposit		X	20.00	10,163.40
06/04/2002		River City Bank	Finally Free Units - U...	United Product...	6,805.94	X		3,357.46
06/04/2002		Skolnick	Commissions - Outside		1,795.97	X		1,561.49
06/04/2002		River City Bank	Other Administrative:...		35.00	X		1,526.49
06/04/2002	2511	Pacific Bell	Telephone & Utilities		202.69	X		1,323.80
06/05/2002	2512	Edward L. Cook CPA	Other Administrative:...	On Account	250.00	X		1,073.80
06/05/2002	2513	REI	REI	Credit Card Pa...	100.00	X		973.80
06/05/2002	2514	REI	REI		230.00	X		743.80
06/06/2002	2515	River City Bank	-split-	Barrett - Week...	2,950.40	X		-2,206.60
06/18/2002		Alsto's Handy Helpers	Accounts Receivable	Finally Free		X	4,248.00	2,041.40
06/18/2002		Rent	Machine Rental			X	350.00	2,391.40
06/18/2002		Barrett Business Ser...	Labor - Outside	Reimburse Hea...		X	79.43	2,470.83
06/18/2002		River City Bank	Labor - Outside	Barrett - Week...	3,295.60	X		-824.77
06/19/2002		Remington Products	Accounts Receivable			X	4,530.79	3,706.02
06/19/2002		River City Bank	Promotion:Trade Shows	Skolnick	279.76	X		3,426.26
06/19/2002		United Productions	Finally Free Units - U...		5,135.59	X		-1,709.33
06/21/2002		Greg Gilbert	Due to Officers:Greg ...	HIEnergy Stoc...		X	4,000.00	2,290.67
06/21/2002		River City Bank	Other Administrative:...		12.00	X		2,278.67
06/26/2002	2517	Edward L. Cook CPA	Other Administrative:...		500.00	X		1,778.67
06/27/2002		Silvo Home	-split-			X	4,200.00	5,978.67
06/27/2002		Luminescence	Accounts Receivable			X	3,000.00	8,978.67
06/27/2002		Barrett Business Ser...	Labor - Outside	Reimburse Hea...		X	158.86	9,137.53
06/27/2002		River City Bank	-split-	Barret - Week ...	3,295.60	X		5,841.93
06/27/2002	2518	River City Bank	Finally Free Units - U...	% of $7,200 Sa...	4,212.00	X		1,629.93
06/28/2002		River City Bank	Other Administrative:...	Dave Walsh C...	15.00	X		1,614.93

Register: Cash Unrestricted:River City Bank
From 05/31/2002 through 12/31/2002
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
07/01/2002		Greg Gilbert	Suspense	Vick cashed pe...		X	4,223.36	5,838.29
07/01/2002	2519	Pacific Bell	Telephone & Utilities	916 643-2010	588.28	X		5,250.01
07/01/2002	2520	Tim Perkins	Labor - Outside	K-Mart Shipping	150.00	X		5,100.01
07/01/2002	2521	River City Bank	Suspense	Vicki cashed p...	4,223.36	X		876.65
07/03/2002	2522	Edward L. Cook CPA	Other Administrative:...	Partial Pmt on ...	750.00	X		126.65
07/03/2002	2523	Mint Media	Other Administrative:...	Spencer Forslu...	530.00	X		-403.35
07/10/2002		River City Bank	Metabolic Industries		500.00	X		-903.35
07/11/2002		Greg Gilbert	Due to Officers:Greg ...	Personal Funds...		X	5,308.73	4,405.38
07/11/2002		Carla Fernandez	Sales - Product			X	28.44	4,433.82
07/11/2002		Barrett Business Ser...	Labor - Outside	Ins. Refund		X	158.86	4,592.68
07/11/2002		American Lab Systems	Motorsports			X	1,200.00	5,792.68
07/11/2002		River City Bank	Other Administrative:...		32.00	X		5,760.68
07/11/2002	2524	River City Bank	Labor - Outside	WE 07/06	1,320.40	X		4,440.28
07/12/2002	2525	Vicki Gilbert	Due to Officers:Greg ...	Personal Funds...	5,300.00	X		-859.72
07/12/2002	2526	Edward L. Cook CPA	Other Administrative:...		650.00	X		-1,509.72
07/18/2002		Luminescence	Accounts Receivable	Stopped Pmt		X	4,400.00	2,890.28
07/18/2002		Unknown	Other Administrative:...			X	31.90	2,922.18
07/18/2002		Barrett Business Ser...	Labor - Outside			X	79.43	3,001.61
07/18/2002	2527	FedEx	Other Administrative:...		326.33	X		2,675.28
07/18/2002	2528	Edward L. Cook CPA	Other Administrative:...		100.00	X		2,575.28
07/19/2002	2529	Edward L. Cook CPA	Other Administrative:...		1,000.00	X		1,575.28
07/23/2002		Luminescence	Accounts Receivable	Stopped Pmt	4,400.00	X		-2,824.72
07/25/2002		River City Bank	Other Administrative:...		6.00	X		-2,830.72
07/25/2002	2530	Home Depot	Suspense		149.66	X		-2,980.38
07/31/2002		River City Bank	Other Administrative:...		15.00	X		-2,995.38
08/01/2002		Amazon	Accounts Receivable			X	576.00	-2,419.38
08/01/2002		McMaster & Carr	Motorsports	Refund of Dbl ...		X	349.21	-2,070.17
08/01/2002		Barrett Business Ser...	Labor - Outside	Ins. Refund		X	79.43	-1,990.74
08/01/2002		Barrett Business Ser...	Labor - Outside	Ins. Refund		X	79.43	-1,911.31
08/01/2002	2531	River City Bank	Finally Free Units - U...		337.00	X		-2,248.31
08/01/2002	55		Telephone & Utilities	Adjust for dep...	251.12	X		-2,499.43
08/01/2002	54		Labor - Outside	Adjust for dep...	490.00	X		-2,989.43
08/08/2002		Barrett Business Ser...	Labor - Outside	Ins. Refund		X	79.43	-2,910.00
08/08/2002		Unknown	Sales			X	13.00	-2,897.00
08/08/2002		Unknown	Sales			X	42.90	-2,854.10
08/08/2002		Iaconis, Ed	Due to Officers:Ed Iac...	Advance for O...		X	800.00	-2,054.10
08/08/2002	2532	River City Bank	Labor - Outside	Barrett Payroll	810.20	X		-2,864.30
08/08/2002	2533	James J. Boyle Com...	Shipping In		726.00	X		-3,590.30
08/15/2002		Metabolic Industries	Metabolic Industries	Reim Legal Pat...		X	8,000.00	4,409.70

Register: Cash Unrestricted:River City Bank
From 05/31/2002 through 12/31/2002
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
08/16/2002		S.M.U.D.	Suspense	Voided Check		X		4,409.70
08/16/2002		Void	Suspense	Voided Check		X		4,409.70
08/16/2002	2534	Edward L. Cook CPA	Other Administrative:...		1,000.00	X		3,409.70
08/16/2002	2535	Vicki Gilbert	Due to Officers:Greg ...		2,000.00	X		1,409.70
08/16/2002	2536	McClellan Park	Suspense	Voided Check		X		1,409.70
08/16/2002	2538	McClellan Park	Suspense	Voided Check		X		1,409.70
08/16/2002	2539	S.M.U.D.	Suspense	Voided Check		X		1,409.70
08/16/2002	2541	Chase Bank	Due to Officers:Ed lac...	Credit Card Pmt	215.00	X		1,194.70
08/20/2002	2540	River City Bank	Labor - Outside	Barrett P/R	1,195.00	X		-0.30
08/20/2002	2542	U.S. Bank	Due to Officers:Ed lac...	Credit Card Pa...	75.00	X		-75.30
08/20/2002	2543	Michael Arcangeli	Metabolic Industries	Mike's Metabo...	3,300.00	X		-3,375.30
08/22/2002		Barrett Business Ser...	Labor - Outside	Insurance Refu...		X	79.43	-3,295.87
08/22/2002		Barrett Business Ser...	Labor - Outside	Insurance Refu...		X	79.43	-3,216.44
08/26/2002	2544	Edward L. Cook CPA	Other Administrative:...		200.00	X		-3,416.44
08/28/2002		Motorsports	Motorsports	Loan to cover ...		X	2,500.00	-916.44
08/28/2002		Barrett Business Ser...	Labor - Outside	Insurance Rebate		X	79.43	-837.01
08/28/2002		River City Bank	Other Administrative:...		15.00	X		-852.01
08/30/2002	2545	Thomas Mehl	Due to/from Tom Mehl	Agreement	2,500.00	X		-3,352.01
08/30/2002	2546	Thomas Mehl	Due to/from Tom Mehl	Sept Agreemen...	2,500.00	X		-5,852.01
08/30/2002	2547	McClellan Park	Rent:Lease	August Rent	6,760.00	X		-12,612.01
08/30/2002	2548	Void	Suspense	Void Check		X		-12,612.01
09/03/2002		PCIC Co Ltd	Sales - Product	Money from Pi...		X	22,950.00	10,337.99
09/03/2002		River City Bank	Other Administrative:...	Wire Fee	12.00	X		10,325.99
09/03/2002	2549	Vicki Gilbert	Due to Officers:Greg ...	Sept. Comp	4,000.00	X		6,325.99
09/03/2002	2550	Edward L. Cook CPA	Other Administrative:...		2,000.00	X		4,325.99
09/03/2002	2551	Sprint PCS	Telephone & Utilities		201.62	X		4,124.37
09/03/2002	2552	Sprint PCS	Telephone & Utilities		250.00	X		3,874.37
09/03/2002	2553	S.M.U.D.	Telephone & Utilities:...		2,500.00	X		1,374.37
09/03/2002	2554	SureWest	Telephone & Utilities:L...		348.72	X		1,025.65
09/03/2002	2555	Bank of America	Visa Bank of America		2,055.00	X		-1,029.35
09/03/2002	2557	Wells Fargo Leasing	Metabolic Industries	Compressor Pa...	1,407.44	X		-2,436.79
09/03/2002	2558	Barrett Business Ser...	-split-	8/31/02	3,295.60	X		-5,732.39
09/04/2002	2559	Void	Suspense	void		X		-5,732.39
09/04/2002	2560	McClellan Park	Rent:Lease	September	6,760.00	X		-12,492.39
09/05/2002		Nardo Zaias	Nardo Zaias			X	4,900.00	-7,592.39
09/05/2002		Barrett Business Ser...	Labor - Outside	Ins. Reimburse...		X	79.43	-7,512.96
09/05/2002		Advanced Weld Desi...	Machine Rental	Use of machin...		X	200.00	-7,312.96
09/05/2002		McClellan Park	Rent:Lease	NSF Check #2...		X	6,760.00	-552.96
09/06/2002	2561	Void	Suspense	Void to Allen ...		X		-552.96

Register: Cash Unrestricted:River City Bank
From 05/31/2002 through 12/31/2002
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
09/09/2002		River City Bank	Other Administrative:...	NSF	19.00	X		-571.96
09/10/2002		TGM Airepairs, Inc	Miscellaneous Income	Sale of Kmart t...		X	1,775.00	1,203.04
09/10/2002		Hydraulics Internatio...	Miscellaneous Income	Sale of workta...		X	2,101.13	3,304.17
09/16/2002	2556	McClellan Park	-split-	River City Cas...	6,760.00	X		-3,455.83
09/17/2002		Alsto's Handy Helpers	Accounts Receivable	Inv. #02-5078 ...		X	3,360.00	-95.83
09/17/2002	2562	Void	Suspense			X		-95.83
09/17/2002	2563	River City Bank	Finally Free Units - U...	United Product...	1,965.60	X		-2,061.43
09/17/2002	2564	Motorsports	Motorsports		1,207.00	X		-3,268.43
09/18/2002	2565	BFI	Other Administrative:...	$100 of $264.04	100.00	X		-3,368.43
09/23/2002		Barrett Business Ser...	Labor - Outside	Ins Refunds		X	158.86	-3,209.57
09/23/2002	2566	Pacific Bell	Other Administrative:...	Ed Cook's Bill	244.40	X		-3,453.97
09/30/2002		River City Bank	Other Administrative:...		15.00	X		-3,468.97
10/01/2002	2567	Motorsports	Motorsports		100.00	X		-3,568.97
10/02/2002	2568	Motorsports	Motorsports		150.00	X		-3,718.97
10/03/2002		Barrett Business Ser...	Labor - Outside	Ins Refund		X	79.43	-3,639.54
10/07/2002	2569	Edward L. Cook CPA	Other Administrative:...		100.00	X		-3,739.54
10/09/2002		PCIC Co Ltd	-split-			X	19,982.00	16,242.46
10/09/2002		River City Bank	Other Administrative:...	Wire Fee	12.00	X		16,230.46
10/09/2002	2570	Vicki Gilbert	Due to Officers:Greg ...		3,600.00	X		12,630.46
10/09/2002	2571	McClellan Park	-split-		6,760.00	X		5,870.46
10/09/2002	2572	Hamilton-Clarke Ind...	Motorsports		1,000.00	X		4,870.46
10/09/2002	2573	Edward L. Cook CPA	Other Administrative:...		1,000.00	X		3,870.46
10/09/2002	2574	Hamilton-Clarke Ind...	Motorsports		1,200.00	X		2,670.46
10/09/2002	2575	Richard Craft	Labor - Outside	Sales Commiss...	1,500.00	X		1,170.46
10/09/2002	2576	Rex Utley	Other Administrative:...	Sept & Oct	261.34	X		909.12
10/09/2002	2577	Motorsports	Motorsports	Vortech	346.32	X		562.80
10/09/2002	2578	Walmer's Machine S...	Motorsports	Wold	285.58	X		277.22
10/09/2002	2579	BFI	Other Administrative:...		230.05	X		47.17
10/09/2002	2580	River City Bank	Labor - Outside		3,395.60	X		-3,348.43
10/10/2002	2581	Edward L. Cook CPA	Other Administrative:...	F-Bay office de...	155.42	X		-3,503.85
10/15/2002	2582	Void	Suspense			X		-3,503.85
10/15/2002	2583	Motorsports	Motorsports		1,100.00	X		-4,603.85
10/16/2002		Barrett Business Ser...	Labor - Outside	Ins Reim		X	79.43	-4,524.42
10/16/2002		Barrett Business Ser...	Labor - Outside	Ins Reim		X	79.43	-4,444.99
10/16/2002		Gaiam, Inc.	Accounts Receivable			X	7,776.00	3,331.01
10/16/2002	2584	United Productions	Finally Free Units - U...		5,054.40	X		-1,723.39
10/24/2002	2585	American Stock Tran...	Other Expenses	Stock Cert. Pri...	100.00			-1,823.39
10/25/2002		Bank of America	Visa Bank of America	AutoCheck	500.00			-2,323.39
10/28/2002		Unknown	Other Income	Refund		X	66.85	-2,256.54

Register: Cash Unrestricted:River City Bank
From 05/31/2002 through 12/31/2002
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
10/28/2002		Barrett Business Ser...	Labor - Outside	Ins. Refund		X	158.86	-2,097.68
10/28/2002		Bank of America	-split-		505.00	X		-2,602.68
11/01/2002		River City Bank	Other Administrative:...		15.00	X		-2,617.68
11/01/2002	2586	Thomas Mehl	Due to/from Tom Mehl		2,500.00	X		-5,117.68
11/04/2002		Hamilton-Clarke Ind...	Hamilton-Clarke Indus...			X	1,500.00	-3,617.68
11/08/2002		System Design	Other Income	Chair Sale		X	50.00	-3,567.68
11/12/2002		PCIC Co Ltd	Additional Paid In Cap...			X	19,982.00	16,414.32
11/12/2002		River City Bank	Other Administrative:...	Wire Fee	12.00	X		16,402.32
11/12/2002	2587	McClellan Park	-split-		6,760.00	X		9,642.32
11/12/2002	2588	Vicki Gilbert	Due to Officers:Greg ...		4,000.00	X		5,642.32
11/12/2002	2589	Sprint PCS	Telephone & Utilities		356.94	X		5,285.38
11/13/2002	2592	B & M Telephone	Telephone & Utilities		1,000.00	X		4,285.38
11/14/2002	2590	Edward Iaconis	Labor - Outside		400.00	X		3,885.38
11/14/2002	2591	James Taylor	Labor - Outside		480.00	X		3,405.38
11/14/2002	2593	Rex Utley	Labor - Outside	11/4/02-11/11/02	480.00	X		2,925.38
11/15/2002		Ed Kuntz	Motorsports	Crd Crd Pmt in...		X	216.00	3,141.38
11/19/2002	2594	Richard Craft	Labor - Outside	Sale of HCI stuff	60.00	X		3,081.38
11/19/2002	2595	John Fitzgerald	Other Administrative:...		50.00	X		3,031.38
11/22/2002	2596	James Taylor	Labor - Outside	W/E 11/15/02	480.00	X		2,551.38
11/22/2002	2597	Trina Lambertson	Labor - Outside	W/E 11/15/02	260.00	X		2,291.38
11/22/2002	2598	James J. Boyle & Co	Shipping In	Cremes from T...	417.80	X		1,873.58
11/22/2002	2599	John Fitzgerald	Labor - Outside	W/E 11/15/02	400.00	X		1,473.58
11/26/2002	2600	Bank of America	Visa Bank of America	11/25/02	1,155.00	X		318.58
11/27/2002	2601	American Bank Note...	Other Administrative:...		100.00	X		218.58
11/27/2002	2602	James Taylor	Labor - Outside	WE 11/22/02	480.00	X		-261.42
11/27/2002	2603	John Fitzgerald	Labor - Outside	WE 11/22/02	400.00	X		-661.42
11/27/2002	2604	Trina Lambertson	Labor - Outside	WE 11/22/02	260.00	X		-921.42
12/04/2002		PCIC Co Ltd	Additional Paid In Cap...			X	19,982.00	19,060.58
12/05/2002		Carlson, John & Moira	Cremes and Lotions			X	41.00	19,101.58
12/05/2002		Alsto's Handy Helpers	Accounts Receivable			X	3,244.50	22,346.08
12/05/2002		River City Bank	Other Administrative:...		12.00	X		22,334.08
12/05/2002	2605	SureWest	Telephone & Utilities		795.42	X		21,538.66
12/05/2002	2606	S.M.U.D.	Telephone & Utilities:...		5,002.00	X		16,536.66
12/05/2002	2608	Thomas Mehl	Due to/from Tom Mehl	December Roy...	2,500.00	X		14,036.66
12/05/2002	2609	Vicki Gilbert	Due to Officers:Greg ...		2,500.00	X		11,536.66
12/05/2002	2610	Void	Suspense					11,536.66
12/05/2002	2611	Void	Suspense					11,536.66
12/05/2002	2612	Edward L. Cook CPA	Other Administrative:...		1,500.00	X		10,036.66
12/05/2002	2613	Richard Craft	Labor - Outside	Marketing Fee	1,500.00	X		8,536.66

Register: Cash Unrestricted:River City Bank
From 05/31/2002 through 12/31/2002
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
12/05/2002	2614	United Productions	Finally Free Units - U...		2,108.92	X		6,427.74
12/05/2002	2615	McClellan Park	-split-	1/2 December ...	3,380.00	X		3,047.74
12/06/2002	2616	John Fitzgerald	Labor - Outside	WE 11/29/02	400.00	X		2,647.74
12/06/2002	2617	Rex Utley	Labor - Outside	WE 11/29/02	480.00	X		2,167.74
12/06/2002	2618	James Taylor	Labor - Outside	WE 11/29/02	480.00	X		1,687.74
12/06/2002	2619	US Postmaster	Other Administrative:...	Chapter 11 not...	715.08	X		972.66
12/06/2002	2620	Monarch Color Service	Promotion:Trade Show...	On Account In...	200.00	X		772.66
12/10/2002	2621	Richard Craft	-split-		500.00	X		272.66
12/11/2002	2622	Kent H. Landsberg	Shipping Boxes	1/2 shipment	1,540.00	X		-1,267.34
12/11/2002	2623	Barrett Business Ser...	Due to Officers:Greg ...	2 months Cobr...	2,171.80	X		-3,439.14
12/12/2002		Unknown	Cremes and Lotions	Eleaf		X	43.22	-3,395.92
12/12/2002		Unknown	Sales - Product	Finally Free Pa...		X	18.95	-3,376.97
12/16/2002		Motorsports	Motorsports		200.00	X		-3,576.97
12/17/2002		Motorsports	Motorsports		200.00	X		-3,776.97
12/20/2002		Ruth Wilson	Cremes and Lotions	Moisturizer		X	44.16	-3,732.81
12/20/2002		Unknown	Other Income	Cash Moving F...		X	500.00	-3,232.81
12/28/2002	2625	James Taylor	Labor - Outside	WE 12/20/02	480.00	X		-3,712.81
12/28/2002	2626	Trina Lambertson	Labor - Outside	WE 12/20/02	260.00			-3,972.81
12/30/2002		Hamilton-Clarke Ind...	Hamilton-Clarke Indus...			X	200.00	-3,772.81
12/30/2002		Bank of America	-split-		1,155.00	X		-4,927.81
12/31/2002		Motorsports	Motorsports			X	600.00	-4,327.81

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

(10)

FILED 04 JAN 28 PM 3: 03 CLERK, U.S. BANKRUPTCY COURT EASTERN DIST. OF CA. SACRAMENTO, CA.

mm

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-2004-A-11 00-2000-4-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 2/28/2003 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	206,959	208,266	
	b. Total Assets	216,379	217,686	132,259
	c. Current Liabilities	108,235	106,595	
	d. Total Liabilities	1,917,439	1,915,798	1,940,556
		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	1,257	19,982	3,129,087
	b. Total Disbursements	1,564	19,704	3,125,284
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	(307)	278	3,803
	d. Cash Balance at Beginning of Month	4,110	3,832	0
	e. Cash Balance End of Month (c+d)	3,803	4,110	3,803
		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	(2,948)	-11,289	-281,317
5	Account Receivables (Pre and Post Petition)	0	0	
6	Post-Petition Liabilities	108,235	106,595	
7	Past Due Post-Petition Account Payables (over 30 days)	29,701	29,701	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns: .
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 25, 2004

[signature], CEO
Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents
For the Month Ended February 28, 2003

		Actual Current Month	Cumulative (Case to Date)	
	Cash Receipts			
1	Rent/Leases	0	$94,605	$94,605
2	Cash Received from Sales	257	2,449,557	2,449,300
3	Interest Received		576	576
4	Borrowings	1,000	311,848	310,848
5	Funds from Shareholders, Partners, or Other Insiders		23,300	23,300
6	Capital Contributions		179,908	179,908
7	Voided Checks		12,232	12,232
8	Vender Refunds & Overpayments		19,259	19,259
9	Miscellaneous Sales		30,089	30,089
10	Other Income		7,043	7,043
11			869	869
			0	0
12	Total Cash Receipts	$1,257	$3,129,087	$3,127,830
	Cash Disbursements			
13	Payments for Inventory		$1,371,290	$1,371,290
14	Selling		357,847	357,847
15	Administrative	44	119,867	119,823
16	Capital Expenditures		0	0
17	Principal Payments on Debt		157,725	157,725
18	Interest Paid		8,763	8,763
	Rent/Lease:		0	0
19	Personal Property	345	3,437	3,092
20	Real Property		301,827	301,827
	Amount Paid to Owner(s)/Officer(s)		0	0
21	Salaries		0	0
22	Draws		0	0
23	Commissions/Royalties		0	0
24	Expense Reimbursements		75	75
	Other	1,175	22,447	21,272
26	Salaries/Commissions (less employee withholding)		141,174	141,174
27	Attorney for Debtor and Miscellaneous		87,193	87,193
	Taxes:		-8	-8
28	Employee Withholding			
29	Employer Payroll Taxes		0	0
30	Real Property Taxes		0	0
31	Other Taxes		1,538	1,538
32	Other Cash Outflows:		0	0
33	Outside Marketing Commissions		320,673	320,673
34	Advertising Costs		83,683	83,683
35	Trade Show Costs		34,740	34,740
36	Insurance Costs		46,760	46,760
37	Telephone & Utilities		66,274	66,274
			0	0
38	Total Cash Disbursements	$1,564	$3,125,284	$3,123,720
39	**Net Increase (Decrease) in Cash**	($307)	$3,803	$4,110
40	**Cash Balance, Beginning of Period**	$4,110		
41	**Cash Balance, End of Period**	$3,803	$3,803	$4,110

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended February 28, 2003

Current Month: Actual	Forecast	Variance	No.	Item	Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
257			1	Gross Sales	2,573,989	
			2	less:Sales Returns & Allowances	154,966	
257			3	Net Sales	2,419,023	
			4	less: Cost of Goods Sold (Schedule 'B')	1,698,792	
257			5	Gross Profit	720,231	
			6	Interest	0	
			7	Other Income	109,984	
			8		6,020	
			9		1,101	
257			10	**Total Revenues**	837,336	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
			14	Contract Labor	56,805	
				Rent/Lease	0	
345			15	Personal Property	5,416	
2,527			16	Real Property	241,149	
			17	Insurance	10,365	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,536	
			23	Other Selling	4,985	
44			24	Other Administrative	98,882	
290			25	Interest	10,317	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	94,912	
			29	Trade Show Expenses	30,227	
			30	Insurance Expenses	29,401	
			31	Telephone & Utilities	62,062	
			32	Misc. Expenses & Adjustments	23,227	
			33	License Fees - Patent	12,000	
			34	Stock Transfer Fees	23,342	
3,205			35	**Total Expenses**	1,037,297	
(2,948)			36	**Subtotal**	(199,961)	
				Reorganization Items:		
			37	Professional Fees	81,613	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	81,357	
(2,948)			44	**Net Profit (Loss) Before Federal & State Taxes**	(281,317)	
			45	Federal & State Income Taxes	0	
(2,948)			46	**Net Profet (Loss)**	(281,317)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET

(General Business Case)

For the Month Ended 02/28/03

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		3,803
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		0
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		2,217
8	Prepaid Insurance		
	Notes Rec Hamilton-Clarke Industries		188,045
	Notes Rec Bionica		2,895
9	**Total Current Assets**		206,959

Property and Equipment (Market Value)

		From Schedules	Market Value
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

		Market Value
22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	
25	Claims for overpayment of taxes	0
26	License of patents	
27		
28	**Total Other Assets**	0
29	**Total Assets**	216,379

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

		From Schedules	Market Value
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		1,874
36	Accounts payable (trade)	A	29,701
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		17,621
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		53,987
42	Accrued Rent		5,053
43			
44	**Total current Liabilities**		108,235
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,917,439
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,366,704
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,617,164
55	Cumulative profit/(loss) since filing case		-281,317
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		
59	**Total Equity (Deficit)**		-1,701,060
60	**Total Liabilities and Equity (Deficit)**		$ 216,379

Revised 3/15/99

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days			
Total accounts receivable/payable	0		
Allowance for doubtful accounts			
Accounts receivable (net)	0		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	0
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ___ x No ___

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable					
Federal	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,819
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

1:25 PM

01/22/04

Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of February 28, 2003

	Feb 28, 03	Annotations
ASSETS		
Current Assets		
Checking/Savings		
Cash Unrestricted	3,802.85	
Total Checking/Savings	3,802.85	
Other Current Assets		
Bionica, Inc.	2,894.62	
Inventory	10,000.00	
Motorsports	204,370.39	
Total Other Current Assets	217,265.01	
Total Current Assets	221,067.86	
Fixed Assets		
Computer Equipment	9,419.79	
Total Fixed Assets	9,419.79	
TOTAL ASSETS	**230,487.65**	230,487.65 +
LIABILITIES & EQUITY		16,325.29 −
Liabilities		2,216.57 +
Current Liabilities		216,378.93 *
Accounts Payable		
Accounts Payable	29,700.66	
Total Accounts Payable	29,700.66	
Credit Cards		
Visa Bank of America	53,986.61	
Total Credit Cards	53,986.61	
Other Current Liabilities		
Accrued Rent	5,053.78	
Chapter 11 Counsel	17,621.04	
Due to Officers	~~-3,025.96~~	
Hamilton-Clarke Industries	~~16,325.29~~	1874.04
Metabolic Industries	~~-2,216.57~~	
Nardo Zaias	4,900.00	
Total Other Current Liabilities	38,657.58	24,548.86
Total Current Liabilities	~~122,344.85~~	108 236.13
Long Term Liabilities		
General Unsecured Claims	1,809,684.60	
Pre-Petition Liabilities	-481.00	
Total Long Term Liabilities	1,809,203.60	
Total Liabilities	1,931,548.45	
Equity		
Additional Paid In Capital	31,617,163.60	
Capital Stock	13,329,798.00	
Retained Earnings	-20,275.61	
Retained Surplus at Filing	-46,366,704.00	
Net Income	-261,042.59	
Total Equity	-1,701,060.60	
TOTAL LIABILITIES & EQUITY	**230,487.65**	

Hamilton Biophile Companies
Profit & Loss
February 2003

	Feb 03
Ordinary Income/Expense	
Income	
Sales - Product	257.00
Total Income	257.00
Gross Profit	257.00
Expense	
Interest Expense	289.88
Other Administrative	44.00
Rent	2,871.57
Total Expense	3,205.45
Net Ordinary Income	-2,948.45
Net Income	**-2,948.45**

Hamilton Biophile Companies

1/22/2004

Register: Cash Unrestricted:Merchants Bank
From 02/01/2003 through 02/28/2003
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
02/28/2003		Mechanics Bank	Other Administrative:...		10.00	X		3,756.23

Hamilton Biophile Companies
Reconciliation Summary
River City Bank, Period Ending 02/28/2003

		Nov 28, 03
Beginning Balance		-19,894.12
Cleared Transactions		
Checks and Payments - 4 items	-1,553.90	
Deposits and Credits - 6 items	1,257.00	
Total Cleared Transactions	-296.90	
Cleared Balance		-20,191.02
Uncleared Transactions		
Checks and Payments - 27 items	-36,906.01	
Deposits and Credits - 39 items	57,143.65	
Total Uncleared Transactions	20,237.64	
Register Balance as of 02/28/2003		46.62
New Transactions		
Checks and Payments - 70 items	-43,295.78	
Deposits and Credits - 14 items	43,257.40	
Total New Transactions	-38.38	
Ending Balance		8.24

RiverCityBank
P.O. BOX 15247
SACRAMENTO, CA 95851

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: 2-28-03
Account Number: 3011028206

Quick Access
24 Hour Banking Service
(916) 567-2899

Outside Local Area
(800) 564-7144

www.rcbank.com

BUSINESS CHECKING PLUS

Balance Last Statement	343.52	As Of	1-31-03
+ Deposits/Credits	1,257.00		
- Checks/Debits	1,538.90		
- Service Charges	15.00		
Balance This Statement	46.62		
Average Collected Balance	271.38		

CHECKS PAID

Check No.	Date	Amount	Check No.	Date	Amount
2641	2-10	1175.22	2645*	2-24	344.68

OTHER ACTIVITY

Date	Reference	Description	Credit	Debit
2-10	1	NSF CHG		19.00
		OVERDRAWN		
2-11	2	DEPOSIT	1000.00	
2-13	2	DEPOSIT	257.00	
2-28	999	SERVICE CHARGE		15.00

DAILY BALANCE SUMMARY

Date	Balance	Date	Balance	Date	Balance
1-31	343.52	2-10	850.70-	2-11	149.30
2-13	406.30	2-24	61.62	2-28	46.62

END OF STATEMENT
Please see reverse for important information.

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: 2-28-03
Account Number: 3011028206



#2641 2-10 $1,175.22



#2645 2-24 $344.68

Hamilton Biophile Companies

Register: Cash Unrestricted:River City Bank
From 02/01/2003 through 02/28/2003
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
02/03/2003	2641	Barrett Business Ser...	Due to Officers:Greg ...	Cobra Payment	1,175.22			-831.70
02/11/2003		Motorsports	Motorsports				1,000.00	168.30
02/11/2003		River City Bank	Other Administrative....	NSF Fee	19.00			149.30
02/13/2003		Tobey, Terry	Sales	LA Show			20.00	169.30
02/13/2003		Foss, Irene	Sales	LA Show			114.00	283.30
02/13/2003		Papahronis	Sales	LA Show			45.00	328.30
02/13/2003		Unknown	Sales	LA Show			78.00	406.30
02/18/2003	2645	Wells Fargo Leasing	Rent:Equipment Rental		344.68			61.62
02/28/2003		River City Bank	Other Administrative:...		15.00			46.62

THE MECHANICS BANK
NORTHERN CALIFORNIA'S MOST TRUSTED BANK. SINCE 1905.®
MEMBER FDIC

000 26-01
DATE: 02/28/03

PAGE: 1
ACCOUNT: 39003795
DOCUMENTS: 1

file

HAMILTON BIOPHILES COMPANIES
4342 DUDLEY BLVD SUITE 200 400
MCCULLAN CA 95652

30-6
1
0

TAKE YOUR BUSINESS FINANCIAL MANAGEMENT TO THE NEXT LEVEL.
SIGN-UP FOR THE NEW AND IMPROVED MECHDIRECT*INTERNET BANKING
TODAY AT WWW.MECHBANK.COM

BUSINESS ACCOUNT 39003795

		LAST STATEMENT 01/31/03	3,766.23
MINIMUM BALANCE	3,766.23	1 CREDITS	.01
AVG AVAILABLE BALANCE	3,766.23	2 DEBITS	10.01
AVERAGE BALANCE	3,766.23	THIS STATEMENT 02/28/03	3,756.23

- - - - - - - - - - DEPOSITS - - - - - - - - - -

REF #	DATE	AMOUNT	REF #	DATE	AMOUNT	REF #	DATE	AMOUNT
	02/04	.01						

- - - - - - - - - - OTHER DEBITS - - - - - - - - -

DESCRIPTION	DATE	AMOUNT
MISCELLANEOUS DEBIT	02/04	.01
SERVICE CHARGE	02/28	10.00

- - - ITEMIZATION OF SERVICE CHARGE PAID THIS PERIOD - - -

TOTAL CHARGE FOR MONTHLY CHARGE: 10.00

- - - - - - - - - DAILY BALANCE - - - - - - - -

DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
02/04	3,766.23	02/28	3,756.23		

(20)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. ~~00-20004-A-11~~ 00-20004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

FILED
04 JAN 28 PM 3:03
U.S. BANKRUPTCY COURT
EASTERN DIST. OF CA.
SACRAMENTO, CA.

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 3/31/2003 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	213,282	206,959	
	b. Total Assets	222,702	216,379	132,259
	c. Current Liabilities	101,891	108,235	
	d. Total Liabilities	1,911,095	1,917,439	1,940,556
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	22,892	1,257	3,151,979
	b. Total Disbursements	25,841	1,564	3,151,124
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	(2,948)	-307	855
	d. Cash Balance at Beginning of Month	3,803	4,110	0
	e. Cash Balance End of Month (c+d)	855	3,803	855
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
4	Profit/(Loss) from the Statement of Operations	(10,013)	-2,948	-291,330
5	Account Receivables (Pre and Post Petition)	0	0	
6	Post-Petition Liabilities	101,891	108,235	
7	Past Due Post-Petition Account Payables (over 30 days)	29,701	29,701	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pay		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ___; U.S. Trustee Quarterly Fees ___; Check if filing is current for: Post-petition tax reporting and tax returns: ___
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 25, 2004

Gregory F. Gilbert, CEO
Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended March 31, 2003

Current Month Actual	Current Month Forecast	Current Month Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
212			1	Gross Sales	2,574,201	
			2	less:Sales Returns & Allowances	154,966	
212			3	Net Sales	2,419,235	
			4	less: Cost of Goods Sold (Schedule 'B')	1,698,792	
212			5	Gross Profit	720,443	
			6	Interest	0	
			7	Other Income	109,984	
			8		6,020	
			9		1,101	
212			10	**Total Revenues**	837,549	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
2,740			14	Contract Labor	61,545	
				Rent/Lease	0	
			15	Personal Property	5,416	
2,527			16	Real Property	243,675	
			17	Insurance	10,365	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	4,985	
774			24	Other Administrative	99,556	
402			25	Interest	10,719	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
600			28	Advertising Expenses	95,512	
			29	Trade Show Expenses	30,227	
			30	Insurance Expenses	29,401	
3,182			31	Telephone & Utilities	65,245	
			32	Misc. Expenses & Adjustments	23,227	
			33	License Fees - Patent	12,000	
			34	Stock Transfer Fees	23,342	
10,225			35	**Total Expenses**	1,047,522	
(10,013)			36	**Subtotal**	(209,973)	
				Reorganization Items:		
			37	Professional Fees	81,613	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	81,357	
(10,013)			44	**Net Profit (Loss) Before Federal & State Taxes**	(291,330)	
			45	Federal & State Income Taxes	0	
(10,013)			46	**Net Profet (Loss)**	(291,330)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

	2,573,989
	154,966
	2,419,023
	1,698,792
	720,231
	0
	109,984
	6,020
	1,101
	837,336
	0
	0
	0
	56,805
	0
	5,416
	241,149
	10,365
	0
	0
	0
	0
	0
	1,538
	4,985
	98,882
	10,317
	0
	330,670
	94,912
	30,227
	29,401
	82,062
	23,227
	12,000
	23,342
	1,037,297
	(199,961)
	81,613
	0
	0
	0
	0
	0
	-256
	81,357
	(281,317)
	0
	(281,317)

BALANCE SHEET
(General Business Case)

For the Month Ended 03/31/03

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		855
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		0
4	Inventory	A	10,000
5	Prepaid expenses	B	5,939
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		2,948
8	Prepaid Insurance		
	Notes Rec Hamilton-Clarke Industries		190,345
	Notes Rec Bionica		3,195
9	**Total Current Assets**		213,282

Property and Equipment (Market Value)

10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	0
25	Claims for overpayment of taxes	
26	License of patents	
27		
28	**Total Other Assets**	0
29	**Total Assets**	222,702

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules		
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		324
36	Accounts payable (trade)	A	29,701
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		17,621
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		54,246
42	Accrued Rent		
43			
44	**Total current Liabilities**		101,891
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,911,095
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,366,704
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,639,844
55	Cumulative profit/(loss) since filing case		-291,330
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		-1
59	**Total Equity (Deficit)**		-1,688,393
60	**Total Liabilities and Equity (Deficit)**		$ 222,702

Revised 3/15/99

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days			
Total accounts receivable/payable	0		
Allowance for doubtful accounts			
Accounts receivable (net)	0		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	0
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents
For the Month Ended March 31, 2003

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,605
2	Cash Received from Sales	212	2,449,769
3	Interest Received		576
4	Borrowings		311,648
5	Funds from Shareholders, Partners, or Other Insiders		23,300
6	Capital Contributions	22,680	202,566
7	Voided Checks		12,232
8	Vender Refunds & Overpayments		19,259
9	Miscellaneous Sales		30,069
10	Other Income		7,043
11			869
			0
12	Total Cash Receipts	$22,892	$3,151,979
	Cash Disbursements		
13	Payments for Inventory		$1,371,290
14	Selling		357,947
15	Administrative	37	119,904
16	Capital Expenditures		0
17	Principal Payments on Debt	3,331	161,058
18	Interest Paid	143	8,906
	Rent/Lease:		0
19	Personal Property		3,437
20	Real Property	13,520	315,347
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		75
	Other	1,550	23,997
25	Salaries/Commissions (less employee withholding)	2,740	143,914
27	Attorney for Debtor and Miscellaneous		87,193
	Taxes:		-8
28	Employee Withholding		
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,538
32	Other Cash Outflows:		0
33	Outside Marketing Commissions		320,673
34	Advertising Costs		83,663
35	Trade Show Costs	1,337	36,077
36	Insurance Costs		46,780
37	Telephone & Utilities	3,162	69,456
			0
38	Total Cash Disbursements	$25,841	$3,151,124
39	**Net Increase (Decrease) in Cash**	($2,948)	$855
40	**Cash Balance, Beginning of Period**	$3,803	
41	**Cash Balance, End of Period**	$855	$855

2:13 PM
01/22/04
Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of March 31, 2003

	Mar 31, 03
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	854.54
Total Checking/Savings	854.54
Other Current Assets	
Bionica, Inc.	3,194.62
Inventory	10,000.00
Motorsports	206,670.39
Total Other Current Assets	219,865.01
Total Current Assets	220,719.55
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
TOTAL ASSETS	**230,139.34**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Accounts Payable	29,700.66
Total Accounts Payable	29,700.66
Credit Cards	
Visa Bank of America	54,245.56
Total Credit Cards	54,245.56
Other Current Liabilities	
Accrued Rent	-5,939.33
Chapter 11 Counsel	17,621.04
Due to Officers	-4,575.96
Hamilton-Clarke Industries	16,325.29
Metabolic Industries	-2,948.06
Nardo Zaias	4,900.00
Total Other Current Liabilities	25,382.98
Total Current Liabilities	109,329.20
Long Term Liabilities	
General Unsecured Claims	1,809,684.50
Pre-Petition Liabilities	-481.00
Total Long Term Liabilities	1,809,203.50
Total Liabilities	1,918,532.80
Equity	
Additional Paid in Capital	31,639,843.60
Capital Stock	13,329,798.00
Retained Earnings	-20,275.81
Retained Surplus at Filing	-46,366,704.00
Net Income	-271,055.25
Total Equity	-1,688,393.46
TOTAL LIABILITIES & EQUITY	**230,139.34**

Hamilton Biophile Companies
Profit & Loss
March 2003

	Mar 03
Ordinary Income/Expense	
Income	
Sales - Product	212.40
Total Income	212.40
Gross Profit	212.40
Expense	
Interest Expense	401.95
Labor - Outside	2,740.00
Other Administrative	773.82
Promotion	600.00
Rent	2,526.89
Telephone & Utilities	3,182.40
Total Expense	10,225.06
Net Ordinary Income	-10,012.66
Net Income	**-10,012.66**

Register: Cash Unrestricted:Merchants Bank
From 03/01/2003 through 03/31/2003
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
03/11/2003	1037	Roseville Telephone ...	Telephone & Utilities		558.09	X		3,198.14
03/12/2003	1038	Sprint PCS	Telephone & Utilities		250.00	X		2,948.14
03/14/2003		Sprint PCS	Telephone & Utilities		249.99	X		2,698.15
03/14/2003		Pacific Bell	Telephone & Utilities		2,124.32	X		573.83
03/21/2003	1039	U.S. Bank	Interest Expense		143.00	X		430.83
03/31/2003		Mechanics Bank	Other Administrative:...		10.00	X		420.83

Hamilton Biophile Companies

1/22/2004

Register: Cash Unrestricted:River City Bank
From 03/01/2003 through 03/31/2003
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
03/14/2003		PCIC Co Ltd	Additional Paid In Cap...			X	22,680.00	22,726.62
03/14/2003		River City Bank	Other Administrative:...	Wire Fee	12.00	X		22,714.62
03/17/2003	2642	McClellan Park	Accrued Rent		13,520.00	X		9,194.62
03/17/2003	2643	Greg Gilbert	Due to Officers:Greg ...		1,550.00	X		7,644.62
03/17/2003	2644	Travis Gilbert	Motorsports		200.00	X		7,444.62
03/17/2003	2646	Trevor Gilbert	Motorsports		400.00	X		7,044.62
03/17/2003	2648	Cole Cutler	Motorsports		1,200.00	X		5,844.62
03/17/2003	2649	Dave Applegarth	Motorsports		500.00	X		5,344.62
03/17/2003	2650	James Taylor	Labor - Outside		960.00	X		4,384.62
03/17/2003	2651	Carol Dobbins	Labor - Outside		100.00	X		4,284.62
03/17/2003	2652	Edward Iaconis	Promotion:Trade Shows		600.00	X		3,684.62
03/17/2003	2653	Edward Iaconis	Bionica, Inc.		300.00	X		3,384.62
03/17/2003	2654	John Fitzgerald	Labor - Outside		200.00	X		3,184.62
03/17/2003	2655	Rex Utley	Labor - Outside		480.00	X		2,704.62
03/17/2003	2656	Wells Fargo Leasing	Metabolic Industries		731.49	X		1,973.13
03/17/2003	2657	Richard Craft	Labor - Outside		1,000.00	X		973.13
03/17/2003	2658	Sunny Express	Other Administrative:...	LA Show	736.82	X		236.31
03/26/2003		Patricia Rubinstein's ...	Sales - Product			X	212.40	448.71
03/31/2003		River City Bank	Other Administrative:...		15.00	X		433.71

Hamilton Biophile Companies
Reconciliation Summary
River City Bank, Period Ending 03/31/2004

		Nov 28, 03
Beginning Balance		46.62
Cleared Transactions		
Checks and Payments - 17 items	-22,505.31	
Deposits and Credits - 2 items	22,892.40	
Total Cleared Transactions	387.09	
Cleared Balance		433.71
Uncleared Transactions		
Checks and Payments - 53 items	-20,790.47	
Deposits and Credits - 12 items	20,365.00	
Total Uncleared Transactions	-425.47	
Register Balance as of 03/31/2004		8.24
Ending Balance		8.24

1:57 PM
01/22/04

Hamilton Biophile Companies
Reconciliation Summary
Merchants Bank, Period Ending 03/31/2003

		Nov 28, 03
Beginning Balance		3,756.23
Cleared Transactions		
Checks and Payments - 6 items	-3,335.40	
Total Cleared Transactions	-3,335.40	
Cleared Balance		**420.83**
Register Balance as of 03/31/2003		420.83
New Transactions		
Checks and Payments - 3 items	-464.56	
Deposits and Credits - 1 item	43.73	
Total New Transactions	-420.83	
Ending Balance		**0.00**

RiverCityBank
P.O. BOX 15247
SACRAMENTO, CA 95851

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: 3-31-03
Account Number: 3011028206

Quick Access
24 Hour Banking Service (916) 567-2899
Outside Local Area (800) 564-7144
www.rcbank.com

BUSINESS CHECKING PLUS

Balance Last Statement	46.62	As Of	2-28-03
+ Deposits/Credits	22,892.40		
- Checks/Debits	22,490.31		
- Service Charges	15.00		
Balance This Statement	433.71		
Average Collected Balance	3,165.54		

CHECKS PAID

Check No.	Date	Amount	Check No.	Date	Amount
2642	3-18	13520.00	2652	3-17	600.00
2643	3-14	1550.00	2653	3-17	300.00
2644	3-14	200.00	2654	3-27	200.00
2646*	3-17	400.00	2655	3-18	480.00
2648*	3-18	1200.00	2656	3-24	731.49
2649	3-19	500.00	2657	3-18	1000.00
2650	3-17	960.00	2658	3-25	736.82
2651	3-17	100.00			

OTHER ACTIVITY

Date	Reference	Description	Credit	Debit
3-14	1	THONG CHAMROEUN	22680.00	
3-14	1	WIRE FEE		12.00
3-26	2	DEPOSIT	212.40	
3-31	999	SERVICE CHARGE		15.00

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: 3-31-03
Account Number: 3011028206

DAILY BALANCE SUMMARY

Date	Balance	Date	Balance	Date	Balance
2-28	46.62	3-14	20964.62	3-17	18604.62
3-18	2404.62	3-19	1904.62	3-24	1173.13
3-25	436.31	3-26	648.71	3-27	448.71
3-31	433.71				

END OF STATEMENT

000 26 01 PAGE: 1
DATE: 03/31/03 ACCOUNT: 39003795
DOCUMENTS: 5

THE MECHANICS BANK

NORTHERN CALIFORNIA'S MOST TRUSTED BANK. SINCE 1905.®
MEMBER FDIC

HAMILTON BIOPHILES COMPANIES
4342 DUDLEY BLVD SUITE 200 400
MCCULLAN CA 95652

30-6
0
5

TAKE YOUR BUSINESS FINANCIAL MANAGEMENT TO THE NEXT LEVEL.
SIGN-UP FOR THE NEW AND IMPROVED MECHDIRECT*INTERNET BANKING
TODAY AT WWW.MECHBANK.COM

BUSINESS ACCOUNT 39003795

		LAST STATEMENT 02/28/03	3,756.23
MINIMUM BALANCE	430.83	CREDITS	.00
AVG AVAILABLE BALANCE	1,930.10	6 DEBITS	3,335.40
AVERAGE BALANCE	1,930.10	THIS STATEMENT 03/31/03	420.83

- - - - - - - - - - CHECKS - - - - - - - - - -

CHECK #..DATE	AMOUNT	CHECK #..DATE	AMOUNT	CHECK #..DATE	AMOUNT
1037*03/17	558.09	873412*03/14	250.00	2975743 03/14	2,124.32
1039*03/25	143.00	873497*03/14	249.99		

(*) INDICATES A GAP IN CHECK NUMBER SEQUENCE

- - - - - - - - - - OTHER DEBITS - - - - - - - - -

DESCRIPTION	DATE	AMOUNT
SERVICE CHARGE	03/31	10.00

- - - ITEMIZATION OF SERVICE CHARGE PAID THIS PERIOD - - -

TOTAL CHARGE FOR MONTHLY CHARGE: 10.00

- - - - - - - - DAILY BALANCE - - - - - - - -

DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
03/14	1,131.92	03/25	430.83		
03/17	573.83	03/31	420.83		

THE MECHANICS BANK

NORTHERN CALIFORNIA'S MOST TRUSTED BANK. SINCE 1905.®
MEMBER FDIC



Check No. 1037 Amount $558.09 Paid 03/17/03



Check No. 1039 Amount $143.00 Paid 03/25/03



Check No. 873412 Amount $250.00 Paid 03/14/03



Check No. 873497 Amount $249.99 Paid 03/14/03



Check No. 2975743 Amount $2,124.32 Paid 03/14/0

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

(19)

00-20004-A-11

mm

FILED

04 JAN 28 PH 3:03
CLERK, U.S. BANKRUPTCY COURT
EASTERN DIST. OF CA.
SACRAMENTO, CA.

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-2004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 4/30/2003 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	210,323	213,282	
	b. Total Assets	219,743	222,702	132,259
	c. Current Liabilities	102,208	101,891	
	d. Total Liabilities	1,911,412	1,911,095	1,940,556
		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	1,000	22,892	3,152,979
	b. Total Disbursements	1,432	25,841	3,152,556
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	(432)	-2,949	423
	d. Cash Balance at Beginning of Month	855	3,803	0
	e. Cash Balance End of Month (c+d)	423	855	423
		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	(3,276)	-10,013	-294,606
5	Account Receivables (Pre and Post Petition)	0	0	
6	Post-Petition Liabilities	102,208	101,891	
7	Past Due Post-Petition Account Payables (over 30 days)	29,701	29,701	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa[yee])		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ___ U.S. Trustee Quarterly Fees ___ Check if filing is current for: Post-petition tax reporting and tax returns: ___
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 25, 2004

[signature], CEO
Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended April 30, 2003

Current Month Actual	Current Month Forecast	Current Month Variance	No.	Item	Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
1,000			1	Gross Sales	2,575,201	
255			2	less:Sales Returns & Allowances	155,221	
745			3	Net Sales	2,419,980	
			4	less: Cost of Goods Sold (Schedule 'B')	1,698,792	
745			5	Gross Profit	721,188	
			6	Interest	0	
			7	Other Income	109,984	
			8		6,020	
			9		1,101	
745			10	**Total Revenues**	838,293	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
825			14	Contract Labor	62,370	
				Rent/Lease	0	
			15	Personal Property	5,416	
2,527			16	Real Property	246,202	
			17	Insurance	10,365	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	4,985	
395			24	Other Administrative	100,052	
273			25	Interest	10,992	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	95,512	
			29	Trade Show Expenses	30,227	
			30	Insurance Expenses	29,401	
			31	Telephone & Utilities	65,245	
			32	Misc. Expenses & Adjustments	23,227	
			33	License Fees - Patent	12,000	
			34	Stock Transfer Fees	23,342	
4,021			35	**Total Expenses**	1,051,543	
(3,276)			36	**Subtotal**	(213,249)	
				Reorganization Items:		
			37	Professional Fees	81,613	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	81,357	
(3,276)			44	**Net Profit (Loss) Before Federal & State Taxes**	(294,606)	
			45	Federal & State Income Taxes	0	
(3,276)			46	**Net Profit (Loss)**	(294,606)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET

(General Business Case)

For the Month Ended 04/30/03

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		423
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		0
4	Inventory	A	10,000
5	Prepaid expenses	B	3,412
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		2,948
8	Prepaid Insurance		
	Notes Rec Hamilton-Clarke Industries		190,345
	Notes Rec Bionica		3,195
9	**Total Current Assets**		210,323

Property and Equipment (Market Value)

10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	
25	Claims for overpayment of taxes	0
26	License of patents	
27		
28	**Total Other Assets**	0
29	**Total Assets**	219,743

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules		
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		324
36	Accounts payable (trade)	A	29,701
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		17,621
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		54,563
42	Accrued Rent		
43			
44	**Total current Liabilities**		102,208
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,911,412
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,366,704
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,639,844
55	Cumulative profit/(loss) since filing case		-294,606
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		-1
59	**Total Equity (Deficit)**		-1,691,669
60	**Total Liabilities and Equity (Deficit)**		$ 219,743

Revised 3/15/99

0

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days			
Total accounts receivable/payable	0		
Allowance for doubtful accounts			
Accounts receivable (net)	0		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	0
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes _____ x No ___

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Revised 3/15/99

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents
For the Month Ended April 30, 2003

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,506
2	Cash Received from Sales	1,000	2,450,769
3	Interest Received		576
4	Borrowings		311,648
5	Funds from Shareholders, Partners, or Other Insiders		23,300
6	Capital Contributions		202,598
7	Voided Checks		12,232
8	Vender Refunds & Overpayments		19,259
9	Miscellaneous Sales		30,089
10	Other Income		7,043
11			869
			0
12	Total Cash Receipts	$1,000	$3,152,979
	Cash Disbursements		
13	Payments for Inventory		$1,371,290
14	Selling		357,847
15	Administrative	651	120,555
16	Capital Expenditures		0
17	Principal Payments on Debt		161,056
18	Interest Paid	(44)	6,862
	Rent/Lease:		0
19	Personal Property		3,437
20	Real Property		315,347
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		75
	Other		23,987
26	Salaries/Commissions (less employee withholding)	825	144,739
27	Attorney for Debtor and Miscellaneous		87,193
	Taxes:		,8
28	Employee Withholding		
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,538
32	Other Cash Outflows:		0
33	Outside Marketing Commissions		320,673
34	Advertising Costs		83,663
35	Trade Show Costs		36,077
36	Insurance Costs		46,760
37	Telephone & Utilities		69,466
			0
38	Total Cash Disbursements	$1,432	$3,152,556
39	**Net Increase (Decrease) in Cash**	($432)	$423
40	**Cash Balance, Beginning of Period**	$855	
41	**Cash Balance, End of Period**	$423	$423

2:42 PM
01/22/04
Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of April 30, 2003

	Apr 30, 03
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	422.71
Total Checking/Savings	422.71
Other Current Assets	
Bionica, Inc.	3,194.62
Inventory	10,000.00
Motorsports	206,670.39
Total Other Current Assets	219,865.01
Total Current Assets	220,287.72
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
TOTAL ASSETS	**229,707.51**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Accounts Payable	29,700.66
Total Accounts Payable	29,700.66
Credit Cards	
Visa Bank of America	54,562.62
Total Credit Cards	54,562.62
Other Current Liabilities	
Accrued Rent	-3,412.44
Chapter 11 Counsel	17,621.04
Due to Officers	-4,575.96
Hamilton-Clarke Industries	16,325.29
Metabolic Industries	-2,948.06
Nardo Zaias	4,900.00
Total Other Current Liabilities	27,909.87
Total Current Liabilities	112,173.15
Long Term Liabilities	
General Unsecured Claims	1,809,684.60
Pre-Petition Liabilities	-481.00
Total Long Term Liabilities	1,809,203.60
Total Liabilities	1,921,376.75
Equity	
Additional Paid In Capital	31,639,843.60
Capital Stock	13,329,798.00
Retained Earnings	-20,275.81
Retained Surplus at Filing	-46,366,704.00
Net Income	-274,331.03
Total Equity	-1,691,669.24
TOTAL LIABILITIES & EQUITY	**229,707.51**

2:41 PM

01/22/04

Accrual Basis

Hamilton Biophile Companies
Profit & Loss
April 2003

	Apr 03
Ordinary Income/Expense	
Income	
Sales - Product	1,000.00
Total Income	1,000.00
Cost of Goods Sold	
Shipping Out	255.08
Total COGS	255.08
Gross Profit	744.92
Expense	
Interest Expense	273.33
Labor - Outside	825.00
Other Administrative	395.48
Rent	2,526.89
Total Expense	4,020.70
Net Ordinary Income	-3,275.78
Net Income	**-3,275.78**

Register: Cash Unrestricted:Merchants Bank
From 04/01/2003 through 04/30/2003
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
04/08/2003	1040	BFI	Other Administrative:...		199.48			221.35
04/21/2003		Hamilton-Clarke Ind...	Interest Expense	Deposit			43.73	265.08
04/21/2003		Hamilton-Clarke Ind...	Shipping Out	FedEx Reimb.	255.08			10.00
04/30/2003		Mechanics Bank	Other Administrative:...		10.00			0.00

Hamilton Biophile Companies
Reconciliation Summary
River City Bank, Period Ending 04/30/2004

	Dec 1, 03	
Beginning Balance		433.71
Cleared Transactions		
Checks and Payments - 3 items	-1,011.00	
Deposits and Credits - 1 item	1,000.00	
Total Cleared Transactions	-11.00	
Cleared Balance		422.71
Uncleared Transactions		
Checks and Payments - 50 items	-19,779.47	
Deposits and Credits - 11 items	19,365.00	
Total Uncleared Transactions	-414.47	
Register Balance as of 04/30/2004		8.24
Ending Balance		8.24

Hamilton Biophile Companies
Reconciliation Summary
Merchants Bank, Period Ending 04/30/2003

		Dec 1, 03
Beginning Balance		420.83
Cleared Transactions		
Checks and Payments - 3 items	-464.56	
Deposits and Credits - 1 item	43.73	
Total Cleared Transactions	-420.83	
Cleared Balance		0.00
Register Balance as of 04/30/2003		0.00
Ending Balance		0.00

IA 015 0232

River City Bank
P.O. BOX 15247
SACRAMENTO, CA 95851

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: 4-30-03
Account Number: 3011028206

Quick Access
24 Hour Banking Service
(916) 567-2899

Outside Local Area
(800) 564-7144

www.rcbank.com

BUSINESS CHECKING PLUS

Balance Last Statement	433.71	As of 3-31-03
+ Deposits/Credits	1,000.00	
- Checks/Debits	996.00	
- Service Charges	15.00	
Balance This Statement	422.71	
Average Collected Balance	435.07	

CHECKS PAID

Check No.	Date	Amount	Check No.	Date	Amount
2659	4-01	171.00	2660	4-30	825.00

OTHER ACTIVITY

Date	Reference	Description	Credit	Debit
4-25	2	DEPOSIT	1000.00	
4-30	999	SERVICE CHARGE		15.00

DAILY BALANCE SUMMARY

Date	Balance	Date	Balance	Date	Balance
3-31	433.71	4-01	262.71	4-25	1262.71
4-30	422.71				

FDIC

END OF STATEMENT
Please see reverse for important information.

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: 4-30-03
Account Number: 3011028206


HAMILTON BIOPHILE COMPANIES

2659

3-25-03

$171.00

One hundred seventy-one & 00/100

#2659 4-01 $171.00


HAMILTON BIOPHILE COMPANIES

2660

River City Bank

4-30-03

$825.00

Eight hundred twenty-five & 00/100

#2660 4-30 $825.00

THE MECHANICS BANK

NORTHERN CALIFORNIA'S MOST TRUSTED BANK. SINCE 1905.®
MEMBER FDIC

000 26 01 PAGE: 1
DATE: 04/30/03 ACCOUNT: 39003795
DOCUMENTS: 1

HAMILTON BIOPHILES COMPANIES 30-6
4342 DUDLEY BLVD SUITE 200 400 0
MCCULLAN CA 95652 1

TAKE YOUR BUSINESS FINANCIAL MANAGEMENT TO THE NEXT LEVEL.
SIGN-UP FOR THE NEW AND IMPROVED MECHDIRECT*INTERNET BANKING
TODAY AT WWW.MECHBANK.COM

BUSINESS ACCOUNT 39003795

		LAST STATEMENT 03/31/03	420.83
MINIMUM BALANCE	265.08	1 CREDITS	43.73
AVG AVAILABLE BALANCE	368.91	2 DEBITS	209.48
AVERAGE BALANCE	368.91	THIS STATEMENT 04/30/03	255.08

- - - - - - - - OTHER CREDITS - - - - - - - -

DESCRIPTION	DATE	AMOUNT
MISCELLANEOUS CREDIT	04/21	43.73

- - - - - - - - - - CHECKS - - - - - - - - - -

CHECK #	DATE	AMOUNT	CHECK #	DATE	AMOUNT	CHECK #	DATE	AMOUNT
1040	04/21	199.48						

- - - - - - - - - - OTHER DEBITS - - - - - - - - -

DESCRIPTION	DATE	AMOUNT
SERVICE CHARGE	04/30	10.00

- - - ITEMIZATION OF SERVICE CHARGE PAID THIS PERIOD - - -

TOTAL CHARGE FOR MONTHLY CHARGE: 10.00

- - - - - - - - DAILY BALANCE - - - - - - - -

DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
04/21	265.08	04/30	255.08		

THE MECHANICS BANK
NORTHERN CALIFORNIA'S MOST TRUSTED BANK, SINCE 1905.®
MEMBER FDIC


HAMILTON BIOPHILE COMPANIES
1040
9877317
4-8-03
$199.48
One hundred ninety-nine + 48/100

Check No. 1040 Amount $199.48 Paid 04/21/03

THE MECHANICS BANK

NORTHERN CALIFORNIA'S MOST TRUSTED BANK. SINCE 1905.®
MEMBER FDIC

HAMILTON CLARKE INDUSTRIES INC
4342 DUDLEY BLVD SUITE 200 400
MCCULLAN CA 95652

    30-6
1
0

*** F I N A L   S T A T E M E N T ***

TAKE YOUR BUSINESS FINANCIAL MANAGEMENT TO THE NEXT LEVEL.
SIGN-UP FOR THE NEW AND IMPROVED MECHDIRECT*INTERNET BANKING
TODAY AT WWW.MECHBANK.COM

BUSINESS ACCOUNT 39003744

LAST STATEMENT 03/31/03	43.73
1 CREDITS	.01
2 DEBITS	43.74
THIS STATEMENT 04/30/03	.00

- - - - - - - - - - DEPOSITS - - - - - - - - - -

REF #	DATE	AMOUNT	REF #	DATE	AMOUNT	REF #	DATE	AMOUNT
	04/01	.01						

- - - - - - - - - OTHER DEBITS - - - - - - - - -

DESCRIPTION	DATE	AMOUNT
MISCELLANEOUS DEBIT	04/01	.01
CLOSING WITHDRAWAL	04/21	43.73

- - - - - - - - - DAILY BALANCE - - - - - - - - -

DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
04/01	43.73	04/21	.00		

Register: Cash Unrestricted:River City Bank

From 04/01/2003 through 04/30/2003

Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
04/01/2003	2659	Unknown	Other Administrative:...		171.00	X		262.71
04/25/2003		United Productions	Sales - Product	Royalty from ...		X	1,000.00	1,262.71
04/30/2003		River City Bank	Other Administrative:...	Cashier's Chec...	15.00	X		1,247.71
04/30/2003	2660	Barrett Business Ser...	Labor - Outside		825.00	X		422.71

(15)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

00-20004-A-11

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. ~~00-20004-A-11~~

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 5/31/2003 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).

Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	212,816	210,323	
	b. Total Assets	222,236	219,743	132,259
	c. Current Liabilities	102,860	102,208	
	d. Total Liabilities	1,912,064	1,911,412	1,940,556

		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	600	1,000	3,153,579
	b. Total Disbursements	(772)	1,432	3,151,785
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	1,372	-432	1,795
	d. Cash Balance at Beginning of Month	423	855	0
	e. Cash Balance End of Month (c+d)	1,795	423	1,795

		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	1,841	-3,276	-292,765
5	Account Receivables (Pre and Post Petition)	0	0	
6	Post-Petition Liabilities	102,860	102,208	
7	Past Due Post-Petition Account Payables (over 30 days)	29,701	29,701	

At the end of this reporting month:

		Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns:

(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 25, 2004

[signature] CEO
Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended May 31, 2003

Current Month						
Actual	Forecast	Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
400			1	Gross Sales	2,575,601	
			2	less:Sales Returns & Allowances	155,221	
400			3	Net Sales	2,420,380	
			4	less: Cost of Goods Sold (Schedule 'B')	1,698,792	
400			5	Gross Profit	721,588	
			6	Interest	0	
			7	Other Income	109,984	
			8		6,020	
			9		1,101	
400			10	**Total Revenues**	838,593	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
300			14	Contract Labor	62,670	
				Rent/Lease	0	
			15	Personal Property	5,416	
2,527			16	Real Property	248,729	
(2,101)			17	Insurance	8,264	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	4,985	
1,096			24	Other Administrative	101,148	
652			25	Interest	11,644	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	95,512	
(3,915)			29	Trade Show Expenses	26,312	
			30	Insurance Expenses	29,401	
			31	Telephone & Utilities	65,245	
			32	Misc. Expenses & Adjustments	23,227	
			33	License Fees - Patent	12,000	
			34	Stock Transfer Fees	23,342	
(1,441)			35	**Total Expenses**	1,050,102	
1,841			36	**Subtotal**	(211,408)	
				Reorganization Items:		
			37	Professional Fees	81,613	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	81,357	
1,841			44	**Net Profit (Loss) Before Federal & State Taxes**	(292,765)	
			45	Federal & State Income Taxes	0	
1,841			46	**Net Profet (Loss)**	(292,765)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET

(General Business Case)

For the Month Ended 05/31/03

Assets

		From Schedules	Market Value
	Current Assets		
1	Cash and cash equivalents - unrestricted		1,795
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		0
4	Inventory	A	10,000
5	Prepaid expenses	B	886
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		2,948
8	Prepaid Insurance		
	Notes Rec Hamilton-Clarke Industries		193,993
	Notes Rec Bionica		3,195
9	**Total Current Assets**		212,816

	Property and Equipment (Market Value)	From Schedules	Market Value
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

	Other Assets		Market Value
22	Loans to shareholders		
23	Loans to affiliates		
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl		
25	Claims for overpayment of taxes		0
26	License of patents		
27			
28	**Total Other Assets**		0
29	**Total Assets**		222,236

NOTE:

Indicate the method used to estimate the market value of assets (e.g. appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

		From Schedules	Market Value
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		324
36	Accounts payable (trade)	A	29,701
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		17,621
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		55,214
42	Accrued Rent		
43			
44	**Total current Liabilities**		102,860
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,912,064
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,366,704
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,639,844
55	Cumulative profit/(loss) since filing case		-292,765
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		-1
59	**Total Equity (Deficit)**		-1,689,828
60	**Total Liabilities and Equity (Deficit)**		$ 222,236

Revised 3/15/99

0

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days			
Total accounts receivable/payable	0		
Allowance for doubtful accounts			
Accounts receivable (net)	0		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	0
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable					
Federal	**0-30 Days**	**31-60 Days**	**61-90 Days**	**90+ Days**	**Total**
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Revised 3/15/99

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended May 31, 2003

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,605
2	Cash Received from Sales	400	2,451,169
3	Interest Received		576
4	Borrowings	200	311,848
5	Funds from Shareholders, Partners, or Other Insiders		23,300
6	Capital Contributions		202,588
7	Voided Checks		12,232
8	Vender Refunds & Overpayments		19,259
9	Miscellaneous Sales		30,089
10	Other Income		7,043
11			869
			0
12	Total Cash Receipts	$600	$3,153,679
	Cash Disbursements		
13	Payments for Inventory		$1,371,290
14	Selling	150	357,997
15	Administrative	96	120,651
16	Capital Expenditures		0
17	Principal Payments on Debt	4,698	165,754
18	Interest Paid		8,862
	Rent/Lease:		0
19	Personal Property		3,437
20	Real Property		315,347
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		75
	Other		23,997
26	Salaries/Commissions (less employee withholding)	300	145,039
27	Attorney for Debtor and Miscellaneous		87,193
	Taxes:		-8
28	Employee Withholding		
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,538
32	Other Cash Outflows:		0
33	Outside Marketing Commissions		320,673
34	Advertising Costs		83,663
35	Trade Show Costs	(3,915)	32,162
36	Insurance Costs	(2,101)	44,659
37	Telephone & Utilities		69,455
			0
38	Total Cash Disbursements	($772)	$3,151,785
39	**Net Increase (Decrease) in Cash**	$1,372	$1,795
40	**Cash Balance, Beginning of Period**	$423	
41	**Cash Balance, End of Period**	$1,795	$1,795

3:08 PM
01/22/04
Accrual Basis

Hamilton Biophile Companies
Profit & Loss
May 2003

	May 03
Ordinary Income/Expense	
Income	
Sales - Product	400.02
Total Income	400.02
Gross Profit	400.02
Expense	
Insurance	-2,101.00
Interest Expense	651.55
Labor - Outside	300.00
License Fees	1,000.00
Other Administrative	96.45
Promotion	-3,914.88
Rent	2,526.89
Total Expense	-1,440.99
Net Ordinary Income	1,841.01
Net Income	**1,841.01**

Hamilton Biophile Companies
Balance Sheet
As of May 31, 2003

	May 31, 03
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	1,794.37
Total Checking/Savings	1,794.37
Other Current Assets	
Bionica, Inc.	3,194.62
Inventory	10,000.00
Motorsports	210,168.18
Total Other Current Assets	223,362.80
Total Current Assets	225,157.17
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
TOTAL ASSETS	**234,576.96**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Accounts Payable	29,700.66
Total Accounts Payable	29,700.66
Credit Cards	
Visa Bank of America	55,214.17
Total Credit Cards	55,214.17
Other Current Liabilities	
Accrued Rent	-885.55
Chapter 11 Counsel	17,621.04
Due to Officers	-4,575.96
Hamilton-Clarke Industries	16,175.29
Metabolic Industries	-2,948.06
Nardo Zaias	4,900.00
Total Other Current Liabilities	30,286.76
Total Current Liabilities	115,201.59
Long Term Liabilities	
General Unsecured Claims	1,809,684.60
Pre-Petition Liabilities	-481.00
Total Long Term Liabilities	1,809,203.60
Total Liabilities	1,924,405.19
Equity	
Additional Paid in Capital	31,639,843.60
Capital Stock	13,329,798.00
Retained Earnings	-20,275.81
Retained Surplus at Filing	-46,366,704.00
Net Income	-272,490.02
Total Equity	-1,689,828.23
TOTAL LIABILITIES & EQUITY	**234,576.96**

Register: Cash Unrestricted:River City Bank
From 05/01/2003 through 05/31/2003
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
05/06/2003		Patricia Rubinstein's ...	Sales				189.11	611.82
05/06/2003	2661	USW	Motorsports	Parts	397.79			214.03
05/09/2003	2662	Richard Craft	Labor - Outside		300.00			-85.97
05/12/2003		Motorsports	Motorsports				200.00	114.03
05/15/2003		Placer Insurance Age...	Insurance				2,101.00	2,215.03
05/16/2003		PCIC Co Ltd	Promotion:Trade Show...	Show Cost Rei...			7,914.88	10,129.91
05/16/2003		Motorsports	Motorsports		1,300.00			8,829.91
05/16/2003		River City Bank	Other Administrative:...	Wire Fee	12.00			8,817.91
05/21/2003	2663	Greg Gilbert	Promotion:Trade Shows	Payback Mom ...	4,000.00			4,817.91
05/23/2003	2664	Unknown	Suspense		69.45			4,748.46
05/23/2003	2665	Thomas Mehl	License Fees		1,000.00			3,748.46
05/23/2003	2666	Hamilton-Clarke Ind...	Hamilton-Clarke Indus...	Shipping Costs	150.00			3,598.46
05/27/2003		Patricia Rubinstein's ...	Sales				210.91	3,809.37
05/29/2003	2667	Motorsports	Motorsports		2,000.00			1,809.37
05/30/2003		River City Bank	Other Administrative:...	Monthly Fee	15.00			1,794.37

River City Bank
P.O. BOX 15247
SACRAMENTO, CA 95851

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: **5-31-03**
Account Number: **3011028206**

Quick Access
24 Hour Banking Service
(916) 567-2899

Outside Local Area
(800) 564-7144

www.rcbank.com

BUSINESS CHECKING PLUS

Balance Last Statement	422.71	As of 4-30-03
+ Deposits/Credits	10,615.90	
- Checks/Debits	9,229.24	
- Service Charges	15.00	
Balance This Statement	1,794.37	
Average Collected Balance	3,035.81	

CHECKS PAID

Check No.	Date	Amount	Check No.	Date	Amount
2661	5-15	397.79	2665	5-29	1000.00
2662	5-12	300.00	2666	5-27	150.00
2663	5-21	4000.00	2667	5-29	2000.00
2664	5-30	69.45			

ELECTRONIC TRANSACTIONS

Date	Reference	Description	Credit	Debit
5-12	10512	ONLINE TRANSFER TRANSFER	200.00	
5-16	10516	ONLINE TRANSFER TRANSFER		1300.00

OTHER ACTIVITY

Date	Reference	Description	Credit	Debit
5-07	2	DEPOSIT	189.11	
5-16	2	DEPOSIT	2101.00	
5-16	1	P.C.I.C.CO LTD	7914.88	
5-16	1	WIRE FEE		12.00

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: 5-31-03
Account Number: 3011028206

OTHER ACTIVITY (continued)

Date	Reference	Description	Credit	Debit
5-27	2	DEPOSIT	210.91	
5-31	999	SERVICE CHARGE		15.00

DAILY BALANCE SUMMARY

Date	Balance	Date	Balance	Date	Balance
4-30	422.71	5-07	611.82	5-12	511.82
5-15	114.03	5-16	8817.91	5-21	4817.91
5-27	4878.82	5-29	1878.82	5-30	1809.37
5-31	1794.37				

END OF STATEMENT

Hamilton Biophile Companies
Reconciliation Summary
River City Bank, Period Ending 05/31/2003

		Dec 1, 03
Beginning Balance		-20,191.02
Cleared Transactions		
Checks and Payments - 10 items	-9,244.24	
Deposits and Credits - 5 items	10,615.90	
Total Cleared Transactions	1,371.66	
Cleared Balance		**-18,819.36**
Uncleared Transactions		
Checks and Payments - 47 items	-60,422.32	
Deposits and Credits - 42 items	81,036.05	
Total Uncleared Transactions	20,613.73	
Register Balance as of 05/31/2003		**1,794.37**
New Transactions		
Checks and Payments - 40 items	-10,535.23	
Deposits and Credits - 6 items	8,749.10	
Total New Transactions	-1,786.13	
Ending Balance		**8.24**

(15)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

00-2004-A-11

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-2004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

FILED
04 JAN 29 PM 3:04
CLERK, U.S. BANKRUPTCY COURT
EASTERN DIST. OF CA.
SACRAMENTO, CA.

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 6/30/2003 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	210,409	212,816	
	b. Total Assets	219,829	222,236	132,259
	c. Current Liabilities	105,979	102,860	
	d. Total Liabilities	1,915,183	1,912,064	1,940,556
		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	500	600	3,154,079
	b. Total Disbursements	2,222	-772	3,154,007
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	(1,722)	1,372	73
	d. Cash Balance at Beginning of Month	1,795	423	0
	e. Cash Balance End of Month (c+d)	73	1,795	73
		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	(5,527)	1,841	-298,291
5	Account Receivables (Pre and Post Petition)	0	0	
6	Post-Petition Liabilities	105,979	102,860	
7	Past Due Post-Petition Account Payables (over 30 days)	29,701	29,701	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pay		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns: .
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 25, 2004

Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)
For the Month Ended June 30, 2003

Current Month: Actual	Forecast	Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
			1	Gross Sales	2,575,601	
			2	less:Sales Returns & Allowances	155,221	
0			3	Net Sales	2,420,380	
			4	less: Cost of Goods Sold (Schedule 'B')	1,698,792	
0			5	Gross Profit	721,588	
			6	Interest	0	
			7	Other Income	109,984	
			8		6,020	
			9		1,101	
0			10	**Total Revenues**	838,693	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
			14	Contract Labor	82,670	
				Rent/Lease	0	
			15	Personal Property	5,416	
2,527			16	Real Property	251,256	
			17	Insurance	8,264	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,536	
			23	Other Selling	4,985	
744			24	Other Administrative	101,892	
949			25	Interest	12,583	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	95,512	
500			29	Trade Show Expenses	26,812	
			30	Insurance Expenses	29,401	
			31	Telephone & Utilities	65,245	
			32	Misc. Expenses & Adjustments	23,227	
			33	License Fees - Patent	12,000	
			34	Stock Transfer Fees	23,342	
4,720			35	**Total Expenses**	1,054,822	
(4,720)			36	**Subtotal**	(216,128)	
				Reorganization Items:		
807			37	Professional Fees	82,419	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
807			43	**Total Reorganization Items**	82,163	
(5,527)			44	**Net Profit (Loss) Before Federal & State Taxes**	(298,291)	
			45	Federal & State Income Taxes	0	
(5,527)			46	**Net Profet (Loss)**	(298,291)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET
(General Business Case)

For the Month Ended 06/30/03

Assets

		From Schedules	Market Value
	Current Assets		
1	Cash and cash equivalents - unrestricted		73
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		0
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		2,948
8	Prepaid Insurance		
	Notes Rec Hamilton-Clarke Industries		194,193
	Notes Rec Bionica		3,195
9	**Total Current Assets**		210,409
	Property and Equipment (Market Value)		
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420
	Other Assets		
22	Loans to shareholders		
23	Loans to affiliates		
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl		
25	Claims for overpayment of taxes		0
26	License of patents		
27			
28	**Total Other Assets**		0
29	**Total Assets**		219,829

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

		From Schedules	Market Value
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		324
36	Accounts payable (trade)	A	29,701
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		18,428
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		55,885
42	Accrued Rent		1,641
43			
44	**Total current Liabilities**		105,979
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,915,183
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,366,704
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,639,844
55	Cumulative profit/(loss) since filing case		-298,291
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		-1
59	**Total Equity (Deficit)**		-1,695,355
60	**Total Liabilities and Equity (Deficit)**		$ 219,828

Revised 3/15/99

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days			
Total accounts receivable/payable	0		
Allowance for doubtful accounts			
Accounts receivable (net)	0		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	0
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who withholds all taxes and insurance due. Also, medical insurance benefits are paid through Barrett's employee benefit plan.				
FICA - Employee					
FICA - Employer					
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended June 30, 2003

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,605
2	Cash Received from Sales		2,451,169
3	Interest Received		576
4	Borrowings	500	312,348
5	Funds from Shareholders, Partners, or Other Insiders		23,300
6	Capital Contributions		202,588
7	Voided Checks		12,232
8	Vender Refunds & Overpayments		19,259
9	Miscellaneous Sales		30,089
10	Other Income		7,043
11			869
			0
12	Total Cash Receipts	$500	$3,154,079
	Cash Disbursements		
13	Payments for Inventory		$1,371,290
14	Selling		357,997
15	Administrative	744	121,395
16	Capital Expenditures		0
17	Principal Payments on Debt	700	195,454
18	Interest Paid	278	9,140
	Rent/Lease:		0
19	Personal Property		3,437
20	Real Property		315,347
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		75
	Other		23,997
26	Salaries/Commissions (less employee withholding)		145,039
27	Attorney for Debtor and Miscellaneous		87,193
	Taxes:		-8
28	Employee Withholding		
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,538
32	Other Cash Outflows:		0
33	Outside Marketing Commissions		320,673
34	Advertising Costs		83,663
35	Trade Show Costs	500	32,662
36	Insurance Costs		44,659
37	Telephone & Utilities		69,458
			0
38	Total Cash Disbursements	$2,222	$3,154,007
39	**Net Increase (Decrease) in Cash**	($1,722)	$73
40	**Cash Balance, Beginning of Period**	$1,795	
41	**Cash Balance, End of Period**	$73	$73

Hamilton Biophile Companies
Balance Sheet
As of June 30, 2003

	Jun 30, 03
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	72.37
Total Checking/Savings	72.37
Other Current Assets	
Bionica, Inc.	3,194.62
Inventory	10,000.00
Motorsports	210,368.18
Total Other Current Assets	223,562.80
Total Current Assets	223,635.17
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
TOTAL ASSETS	**233,054.96**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Accounts Payable	29,700.66
Total Accounts Payable	29,700.66
Credit Cards	
Visa Bank of America	55,885.20
Total Credit Cards	55,885.20
Other Current Liabilities	
Accrued Rent	1,641.34
Chapter 11 Counsel	18,427.81
Due to Officers	-4,575.96
Hamilton-Clarke Industries	16,175.29
Metabolic Industries	-2,948.06
Nardo Zaias	4,900.00
Total Other Current Liabilities	33,620.42
Total Current Liabilities	119,206.28
Long Term Liabilities	
General Unsecured Claims	1,809,684.60
Pre-Petition Liabilities	-481.00
Total Long Term Liabilities	1,809,203.60
Total Liabilities	1,928,409.88
Equity	
Additional Paid In Capital	31,639,843.60
Capital Stock	13,329,798.00
Retained Earnings	-20,275.81
Retained Surplus at Filing	-46,366,704.00
Net Income	-278,016.71
Total Equity	-1,695,354.92
TOTAL LIABILITIES & EQUITY	**233,064.96**

Hamilton Biophile Companies

1/22/2004

Register: Cash Unrestricted:River City Bank
From 06/01/2003 through 06/30/2003
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
06/04/2003	2668	Richard Craft	Travel & Ent	Reimburse for ...	500.00			1,294.37
06/04/2003	2669	Void	Suspense					1,294.37
06/04/2003	2670	Chase Bank	Interest Expense:Finan...	ED'S CC ADV ...	278.00			1,016.37
06/04/2003	2671	Edward L. Cook CPA	Other Administrative:...		525.00			491.37
06/06/2003	2672	Hamilton-Clarke Ind...	Motorsports		100.00			391.37
06/06/2003	2673	Edward Iaconis	Other Administrative:...	Reimbursement	200.00			191.37
06/11/2003		Motorsports	Motorsports		600.00			-408.63
06/13/2003		River City Bank	Other Administrative:...	NSF Fee	19.00			-427.63
06/17/2003		Motorsports	Motorsports				500.00	72.37

Hamilton Biophile Companies
Reconciliation Summary
River City Bank, Period Ending 06/30/2003

		Dec 1, 03
Beginning Balance		-18,819.36
Cleared Transactions		
Checks and Payments - 8 items	-2,237.00	
Deposits and Credits - 1 item	500.00	
Total Cleared Transactions	-1,737.00	
Cleared Balance		-20,556.36
Uncleared Transactions		
Checks and Payments - 47 items	-60,422.32	
Deposits and Credits - 43 items	81,036.05	
Total Uncleared Transactions	20,613.73	
Register Balance as of 06/30/2003		57.37
New Transactions		
Checks and Payments - 32 items	-8,298.23	
Deposits and Credits - 4 items	8,249.10	
Total New Transactions	-49.13	
Ending Balance		8.24

River City Bank
P.O. BOX 15247
SACRAMENTO, CA 95851

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: 6-30-03
Account Number: 3011028206

Quick Access
24 Hour Banking Service
(916) 567-2899

Outside Local Area
(800) 564-7144

www.rcbank.com

BUSINESS CHECKING PLUS

Balance Last Statement	1,794.37	As of 5-31-03
+ Deposits/Credits	500.00	
- Checks/Debits	2,222.00	
- Service Charges	15.00	
Balance This Statement	57.37	
Average Collected Balance	500.13	

CHECKS PAID

Check No.	Date	Amount	Check No.	Date	Amount
2668	6-12	500.00	2672	6-09	100.00
2670*	6-10	278.00	2673	6-11	200.00
2671	6-05	525.00			

ELECTRONIC TRANSACTIONS

Date	Reference	Description	Credit	Debit
6-11	10611	ONLINE TRANSFER TRANSFER		600.00
6-17	10617	ONLINE TRANSFER TRANSFER	500.00	

OTHER ACTIVITY

Date	Reference	Description	Credit	Debit
6-12	1	NSF CHG OVERDRAWN		19.00
6-30	999	SERVICE CHARGE		15.00

HAMILTON-BIOPHILE COMPANIES D I P

Statement Date: 6-30-03
Account Number: 3011028206

HAMILTON BIOPHILE COMPANIES
6604I-CC
2668
June 4, 2003 $500.00**
PAY Five Hundred and 00/100 Dollars
TO THE ORDER OF Richard Craft

#2668 6-12 $500.00

HAMILTON BIOPHILE COMPANIES
2670
June 4, 2003 $278.00**
PAY TWO HUNDRED SEVENTY-EIGHT AND NO/100 Dollars
TO THE ORDER OF CHASE

#2670 6-10 $278.00

HAMILTON BIOPHILE COMPANIES
2671
June 4, 2003 $525.00**
PAY FIVE HUNDRED TWENTY-FIVE AND NO/100 Dollars
TO THE ORDER OF EDWARD L. COOK CPA

#2671 6-05 $525.00

HAMILTON BIOPHILE COMPANIES
2672
June 4, 2003 $100.00**
PAY ONE HUNDRED AND NO/100 Dollars
TO THE ORDER OF Hamilton-Clarke Industries, Inc.

#2672 6-09 $100.00

HAMILTON BIOPHILE COMPANIES
2673
June 4, 2003 $200.00**
PAY TWO HUNDRED AND NO/100 Dollars
TO THE ORDER OF Edward P. Iacovis

#2673 6-11 $200.00

3:33 PM

01/22/04

Accrual Basis

Hamilton Biophile Companies
Profit & Loss
June 2003

	Jun 03
Ordinary Income/Expense	
Expense	
Interest Expense	949.03
Other Administrative	744.00
Rent	2,526.89
Reorganization	806.77
Travel & Ent	500.00
Total Expense	5,526.69
Net Ordinary Income	-5,526.69
Net Income	-5,526.69

(15)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

00-20004-A-11

FILED
04 JAN 28 PM 3:04
U.S. BANKRUPTCY COURT
EASTERN DIST. OF CA.
SACRAMENTO, CA.

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-2004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 7/31/2003 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	210,379	210,409	
	b. Total Assets	219,799	219,829	132,259
	c. Current Liabilities	109,157	105,979	
	d. Total Liabilities	1,918,360	1,915,183	1,940,556
		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	0	500	3,154,079
	b. Total Disbursements	30	2,222	3,154,037
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	(30)	-1,722	43
	d. Cash Balance at Beginning of Month	73	1,795	0
	e. Cash Balance End of Month (c+d)	43	73	43
		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	(3,208)	-5,527	-301,499
5	Account Receivables (Pre and Post Petition)	0	0	
6	Post-Petition Liabilities	109,157	105,949	
7	Past Due Post-Petition Account Payables (over 30 days)	29,701	29,701	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa[yee])		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ___; U.S. Trustee Quarterly Fees ___; Check if filing is current for: Post-petition tax reporting and tax returns: ___
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 25, 2004

[signature], CEO
Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended July 31, 2003

Current Month: Actual	Current Month: Forecast	Current Month: Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
			1	Gross Sales	2,575,601	
			2	less:Sales Returns & Allowances	155,221	
0			3	Net Sales	2,420,380	
			4	less: Cost of Goods Sold (Schedule 'B')	1,698,792	
0			5	Gross Profit	721,588	
			6	Interest	0	
			7	Other Income	109,984	
			8		6,020	
			9		1,101	
0			10	**Total Revenues**	838,693	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
			14	Contract Labor	62,670	
				Rent/Lease	0	
			15	Personal Property	5,416	
2,527			16	Real Property	253,763	
			17	Insurance	8,264	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	4,985	
30			24	Other Administrative	101,922	
651			25	Interest	13,243	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	96,512	
			29	Trade Show Expenses	26,812	
			30	Insurance Expenses	28,401	
			31	Telephone & Utilities	65,245	
			32	Misc. Expenses & Adjustments	23,227	
			33	License Fees - Patent	12,000	
			34	Stock Transfer Fees	23,342	
3,208			35	**Total Expenses**	1,058,029	
(3,208)			36	**Subtotal**	(219,336)	
				Reorganization Items:		
			37	Professional Fees	82,419	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	82,163	
(3,208)			44	**Net Profit (Loss) Before Federal & State Taxes**	(301,499)	
			45	Federal & State Income Taxes	0	
(3,208)			46	**Net Profet (Loss)**	(301,499)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET

(General Business Case)

For the Month Ended 07/31/03

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		43
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		0
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		2,948
8	Prepaid Insurance		
	Notes Rec Hamilton-Clarke Industries		194,193
	Notes Rec Bionica		3,195
9	**Total Current Assets**		210,379

Property and Equipment (Market Value)

		From Schedules	Market Value
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

		Market Value
22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	
25	Claims for overpayment of taxes	0
26	License of patents	
27		
28	**Total Other Assets**	0
29	**Total Assets**	219,799

NOTE:

Indicate the method used to estimate the market value of assets (e.g. appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules	From Schedules	Market Value
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		324
36	Accounts payable (trade)	A	29,701
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		18,428
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		56,536
42	Accrued Rent		4,168
43			
44	**Total current Liabilities**		109,157
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,918,360
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,366,704
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,639,844
55	Cumulative profit/(loss) since filing case		-301,499
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		-1
59	**Total Equity (Deficit)**		-1,698,562
60	**Total Liabilities and Equity (Deficit)**		$ 219,798

Revised 3/15/99

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days			
Total accounts receivable/payable	0		
Allowance for doubtful accounts			
Accounts receivable (net)	0		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	0
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Revised 3/15/99

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended July 31, 2003

		Actual Current Month	Cumulative (Case to Date)	
	Cash Receipts			
1	Rent/Leases	0	$94,605	$94,605
2	Cash Received from Sales		2,451,169	2,451,169
3	Interest Received		576	576
4	Borrowings		312,348	312,348
5	Funds from Shareholders, Partners, or Other Insiders		23,500	23,300
6	Capital Contributions		202,588	202,588
7	Voided Checks		12,232	12,232
8	Vender Refunds & Overpayments		19,259	19,258
9	Miscellaneous Sales		30,089	30,089
10	Other Income		7,043	7,043
11			869	869
			0	0
12	Total Cash Receipts	$0	$3,154,079	$3,154,079
	Cash Disbursements			
13	Payments for Inventory		$1,371,290	$1,371,290
14	Selling		357,997	357,997
15	Administrative	30	121,425	121,395
16	Capital Expenditures		0	0
17	Principal Payments on Debt		166,454	166,454
18	Interest Paid		9,140	9,140
	Rent/Lease:		0	0
19	Personal Property		3,437	3,437
20	Real Property		315,347	315,347
	Amount Paid to Owner(s)/Officer(s)		0	0
21	Salaries		0	0
22	Draws		0	0
23	Commissions/Royalties		0	0
24	Expense Reimbursements		75	75
	Other		23,997	23,997
26	Salaries/Commissions (less employee withholding)		145,039	145,039
27	Attorney for Debtor and Miscellaneous		87,193	87,193
	Taxes:		-8	-8
28	Employee Withholding			
29	Employer Payroll Taxes		0	0
30	Real Property Taxes		0	0
31	Other Taxes		1,536	1,536
32	Other Cash Outflows:		0	0
33	Outside Marketing Commissions		320,673	320,673
34	Advertising Costs		83,663	83,663
35	Trade Show Costs		32,662	32,662
36	Insurance Costs		44,659	44,658
37	Telephone & Utilities		69,456	69,456
			0	0
38	Total Cash Disbursements	$30	$3,154,037	$3,154,007
39	**Net Increase (Decrease) in Cash**	($30)	$43	$73
40	**Cash Balance, Beginning of Period**	$73		
41	**Cash Balance, End of Period**	$43	$43	$73

4:01 PM
01/22/04
Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of July 31, 2003

	Jul 31, 03
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	42.37
Total Checking/Savings	42.37
Other Current Assets	
Bionica, Inc.	3,194.62
Inventory	10,000.00
Motorsports	210,368.18
Total Other Current Assets	223,562.80
Total Current Assets	223,605.17
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
TOTAL ASSETS	**233,024.96**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Accounts Payable	29,700.66
Total Accounts Payable	29,700.66
Credit Cards	
Visa Bank of America	56,535.84
Total Credit Cards	56,535.84
Other Current Liabilities	
Accrued Rent	4,188.23
Chapter 11 Counsel	18,427.81
Due to Officers	-4,575.96
Hamilton-Clarke Industries	16,175.29
Metabolic Industries	-2,948.06
Nardo Zaias	4,900.00
Total Other Current Liabilities	36,147.31
Total Current Liabilities	122,383.81
Long Term Liabilities	
General Unsecured Claims	1,809,684.60
Pre-Petition Liabilities	-481.00
Total Long Term Liabilities	1,809,203.60
Total Liabilities	1,931,587.41
Equity	
Additional Paid In Capital	31,639,843.60
Capital Stock	13,329,798.00
Retained Earnings	-298,292.52
Retained Surplus at Filing	-46,366,704.00
Net Income	-3,207.53
Total Equity	-1,698,562.45
TOTAL LIABILITIES & EQUITY	**233,024.96**

Hamilton Biophile Companies
Profit & Loss
July 2003

	Jul 03
Ordinary Income/Expense	
Expense	
Interest Expense	650.64
Other Administrative	30.00
Rent	2,526.89
Total Expense	3,207.53
Net Ordinary Income	-3,207.53
Net Income	-3,207.53

Hamilton Biophile Companies
Reconciliation Summary
River City Bank, Period Ending 06/30/2003

		Dec 1, 03
Beginning Balance		-18,819.36
Cleared Transactions		
Checks and Payments - 9 items	-2,252.00	
Deposits and Credits - 2 items	500.00	
Total Cleared Transactions	-1,752.00	
Cleared Balance		**-20,571.36**
Uncleared Transactions		
Checks and Payments - 47 items	-60,422.32	
Deposits and Credits - 42 items	81,036.05	
Total Uncleared Transactions	20,613.73	
Register Balance as of 06/30/2003		**42.37**
New Transactions		
Checks and Payments - 31 items	-8,283.23	
Deposits and Credits - 4 items	8,249.10	
Total New Transactions	-34.13	
Ending Balance		**8.24**

Hamilton Biophile Companies

Register: Cash Unrestricted:River City Bank
From 07/01/2003 through 07/31/2003
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
07/01/2003		River City Bank	Other Administrative:...		15.00	X		57.37
07/31/2003		River City Bank	Other Administrative:...		15.00	X		42.37

River City Bank
P.O. BOX 15247
SACRAMENTO, CA 95851

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: 7-31-03
Account Number: 3011028206

Quick Access
24 Hour Banking Service
(916) 567-2899

Outside Local Area
(800) 564-7144

www.rcbank.com

BUSINESS CHECKING PLUS

Balance Last Statement	57.37	As of 6-30-03
+ Deposits/Credits	2,500.00	
- Checks/Debits	2,500.00	
- Service Charges	15.00	
Balance This Statement	42.37	
Average Collected Balance	218.66	

CHECKS PAID

Check No.	Date	Amount	Check No.	Date	Amount
2674	7-24	2500.00			

OTHER ACTIVITY

Date	Reference	Description	Credit	Debit
7-22	2	DEPOSIT	2500.00	
7-31	999	SERVICE CHARGE		15.00

DAILY BALANCE SUMMARY

Date	Balance	Date	Balance	Date	Balance
6-30	57.37	7-22	2557.37	7-24	57.37
7-31	42.37				

FDIC

END OF STATEMENT
Please see reverse for important information.

EQUAL HOUSING LENDER

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: 7-31-03
Account Number: 3011028206

2674

HAMILTON BIOPHILE COMPANIES

July 16, 2003 $2,500.00**

PAY TWENTY-FIVE HUNDRED and no/100 Dollars

TO THE ORDER OF SMUD

#2674 7-24 $2,500.00

(15)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

00-20004-A-11 MM

FILED 04 JAN 28 PM 3:04 CLERK, U.S. BANKRUPTCY COURT EASTERN DIST. OF CA. SACRAMENTO, CA.

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-2004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 8/31/2003 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	212,715	210,379	
	b. Total Assets	222,135	219,799	132,259
	c. Current Liabilities	112,344	109,157	
	d. Total Liabilities	1,921,548	1,918,360	1,940,556
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	8,074	0	3,162,154
	b. Total Disbursements	6,017	30	3,160,024
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	2,057	-30	2,130
	d. Cash Balance at Beginning of Month	73	73	0
	e. Cash Balance End of Month (c+d)	2,130	43	2,130
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
4	Profit/(Loss) from the Statement of Operations	(850)	-3,208	-302,349
5	Account Receivables (Pre and Post Petition)	0	0	
6	Post-Petition Liabilities	112,344	109,157	
7	Past Due Post-Petition Account Payables (over 30 days)	29,701	29,701	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pay		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns:
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 25, 2004

[signature], CEO
Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended August 31, 2003

Current Month: Actual	Current Month: Forecast	Current Month: Variance	No.		Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
5,601			1	Gross Sales	2,581,202	
674			2	less:Sales Returns & Allowances	155,895	
4,927			3	Net Sales	2,425,307	
			4	less: Cost of Goods Sold (Schedule 'B')	1,698,792	
4,927			5	Gross Profit	726,515	
			6	Interest	0	
			7	Other Income	109,984	
			8		6,020	
			9		1,101	
4,927			10	**Total Revenues**	843,620	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
			14	Contract Labor	82,670	
				Rent/Lease	0	
			15	Personal Property	5,416	
2,527			16	Real Property	256,310	
			17	Insurance	8,264	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,536	
			23	Other Selling	4,985	
535			24	Other Administrative	102,457	
1,250			25	Interest	14,503	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	95,512	
400			29	Trade Show Expenses	27,212	
			30	Insurance Expenses	29,401	
1,055			31	Telephone & Utilities	66,300	
			32	Misc. Expenses & Adjustments	23,227	
			33	License Fees - Patent	12,000	
			34	Stock Transfer Fees	23,342	
5,777			35	**Total Expenses**	1,063,806	
(850)			36	**Subtotal**	(220,186)	
				Reorganization Items:		
			37	Professional Fees	82,419	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	82,163	
(850)			44	**Net Profit (Loss) Before Federal & State Taxes**	(302,349)	
			45	Federal & State Income Taxes	0	
(850)			46	**Net Profit (Loss)**	(302,349)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET

(General Business Case)

For the Month Ended 08/31/03

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		2,130
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		0
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		2,948
8	Prepaid Insurance		
	Notes Rec Hamilton-Clarke Industries		194,443
	Notes Rec Bionica		3,195
9	**Total Current Assets**		212,715

Property and Equipment (Market Value)

		From Schedules	Market Value
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

		From Schedules	Market Value
22	Loans to shareholders		
23	Loans to affiliates		
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl		
25	Claims for overpayment of taxes		0
26	License of patents		
27			
28	**Total Other Assets**		0
29	**Total Assets**		222,135

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

		From Schedules	Market Value
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		324
36	Accounts payable (trade)	A	29,701
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		18,428
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		57,196
42	Accrued Rent		6,695
43			
44	**Total current Liabilities**		112,344
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,921,548

Equity (Deficit)

		Market Value
52	Retained Earnings/(Deficit) at time of filing	-46,366,704
53	Capital Stock	13,329,798
54	Additional paid-in capital	31,639,844
55	Cumulative profit/(loss) since filing case	-302,349
56	Post-petition contributions/(distributions) or (draws)	
57		
58	Market value adjustment	-1
59	**Total Equity (Deficit)**	-1,699,412
60	**Total Liabilities and Equity (Deficit)**	$ 222,136

Revised 3/15/99

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days			
Total accounts receivable/payable	0		
Allowance for doubtful accounts			
Accounts receivable (net)	0		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	0
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended August 31, 2003

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,605
2	Cash Received from Sales	6,275	2,457,444
3	Interest Received		576
4	Borrowings	1,799	314,146
5	Funds from Shareholders, Partners, or Other Insiders		23,300
6	Capital Contributions		202,588
7	Voided Checks		12,232
8	Vender Refunds & Overpayments		19,269
9	Miscellaneous Sales		30,089
10	Other Income		7,043
11			869
			0
12	Total Cash Receipts	$8,074	$3,162,154
	Cash Disbursements		
13	Payments for Inventory		$1,371,290
14	Selling	674	358,671
15	Administrative	3,038	124,433
16	Capital Expenditures		0
17	Principal Payments on Debt	250	166,704
18	Interest Paid	600	9,740
	Rent/Lease:		0
19	Personal Property		3,437
20	Real Property		315,347
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		75
	Other		23,997
26	Salaries/Commissions (less employee withholding)		145,039
27	Attorney for Debtor and Miscellaneous		67,193
	Taxes:		-8
28	Employee Withholding		
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,536
32	Other Cash Outflows:		0
33	Outside Marketing Commissions		320,673
34	Advertising Costs		83,663
35	Trade Show Costs	400	33,062
36	Insurance Costs		44,659
37	Telephone & Utilities	1,055	70,511
			0
38	Total Cash Disbursements	$6,017	$3,160,024
39	**Net Increase (Decrease) in Cash**	$2,057	$2,130
40	**Cash Balance, Beginning of Period**	$73	
41	**Cash Balance, End of Period**	$2,130	$2,130

4:10 PM

01/22/04

Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of August 31, 2003

	Aug 31, 03
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	2,129.10
Total Checking/Savings	2,129.10
Other Current Assets	
Bionica, Inc.	3,194.62
Inventory	10,000.00
Motorsports	210,368.18
Total Other Current Assets	223,562.80
Total Current Assets	225,691.90
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
TOTAL ASSETS	**235,111.69**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Accounts Payable	29,700.66
Total Accounts Payable	29,700.66
Credit Cards	
Visa Bank of America	57,196.30
Total Credit Cards	57,196.30
Other Current Liabilities	
Accrued Rent	6,695.12
Chapter 11 Counsel	18,427.81
Due to Officers	-4,575.96
Hamilton-Clarke Industries	15,925.29
Metabolic Industries	-2,948.06
Nardo Zaias	4,900.00
Total Other Current Liabilities	38,424.20
Total Current Liabilities	125,321.16
Long Term Liabilities	
General Unsecured Claims	1,809,684.60
Pre-Petition Liabilities	-481.00
Total Long Term Liabilities	1,809,203.60
Total Liabilities	1,934,524.76
Equity	
Additional Paid In Capital	31,639,843.60
Capital Stock	13,329,798.00
Retained Earnings	-298,292.52
Retained Surplus at Filing	-46,366,704.00
Net Income	-4,058.15
Total Equity	-1,699,413.07
TOTAL LIABILITIES & EQUITY	**235,111.69**

Hamilton Biophile Companies
Reconciliation Summary
River City Bank, Period Ending 08/31/2003

	Dec 31, 03	
Beginning Balance		-20,571.36
Cleared Transactions		
Checks and Payments - 13 items	-5,287.37	
Deposits and Credits - 3 items	8,074.10	
Total Cleared Transactions	2,786.73	
Cleared Balance		**-17,784.63**
Uncleared Transactions		
Checks and Payments - 49 items	-61,122.32	
Deposits and Credits - 42 items	81,036.05	
Total Uncleared Transactions	19,913.73	
Register Balance as of 08/31/2003		**2,129.10**
New Transactions		
Checks and Payments - 17 items	-2,310.86	
Deposits and Credits - 1 item	175.00	
Total New Transactions	-2,135.86	
Ending Balance		**-6.76**

Hamilton Biophile Companies

1/22/2004

Register: Cash Unrestricted:River City Bank
From 08/01/2003 through 08/31/2003
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
08/19/2003		Medical Self Care, Inc.	Sales - Product	Settlement 10...			5,901.74	5,944.11
08/19/2003	2675	Morgan & Associates	Sales - Product	Return Items S...	673.89			5,270.22
08/19/2003	2676	SureWest	Telephone & Utilities:I...		385.68			4,884.54
08/19/2003	2677	Pacific Bell	Telephone & Utilities		669.73			4,214.81
08/19/2003	2678	Hamilton-Clarke Ind...	Hamilton-Clarke Indus...		250.00			3,964.81
08/20/2003	2679	Advance Laser Rech...	Other Administrative:...	Printer Cartrid...	128.17			3,836.64
08/20/2003	2680	Office Depot	Other Administrative:...		30.51			3,806.13
08/20/2003	2682	Circuit City	Other Administrative:...	Computer Purc...	1,799.39			2,006.74
08/20/2003	2683	Rex Utley	Other Administrative:...	Out of Pocket ...	35.00			1,971.74
08/22/2003	2685	Edward Iaconis	Other Administrative:...		100.00			1,871.74
08/22/2003	2686	Edward Iaconis	Other Administrative:...		300.00			1,571.74
08/22/2003	2687	Chase Bank	Interest Expense:Finan...		600.00			971.74
08/27/2003		Bionica	Other Administrative:...	Reimburse for ...			1,799.36	2,771.10
08/27/2003		Silvo Home	Sales - Product				373.00	3,144.10
08/27/2003	2688	Edward L. Cook CPA	Other Administrative:...	WE08222003	300.00			2,844.10
08/27/2003	2689	James J. Boyle & Co	Promotion:Trade Shows	Goods for SF T...	400.00			2,444.10
08/29/2003		River City Bank	Other Administrative:...		15.00			2,429.10
08/29/2003	2690	Edward L. Cook CPA	Other Administrative:...	WE08292003	300.00			2,129.10

4:09 PM

01/22/04

Accrual Basis

Hamilton Biophile Companies
Profit & Loss
August 2003

	Aug 03
Ordinary Income/Expense	
Income	
Sales - Product	5,600.85
Total Income	5,600.85
Gross Profit	5,600.85
Expense	
Interest Expense	1,260.46
Other Administrative	1,208.71
Promotion	400.00
Rent	2,526.89
Telephone & Utilities	1,055.41
Total Expense	6,451.47
Net Ordinary Income	-850.62
Net Income	-850.62

IAO*S 0640

RiverCityBank
P.O. BOX 15247
SACRAMENTO, CA 95851

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: 8-31-03
Account Number: 3011028206

Quick Access
24 Hour Banking Service (916) 567-2899
Outside Local Area (800) 564-7144
www.rcbank.com

BUSINESS CHECKING PLUS

Balance Last Statement	42.37	As of 7-31-03
+ Deposits/Credits	8,074.10	
- Checks/Debits	5,272.37	
- Service Charges	15.00	
Balance This Statement	2,829.10	
Average Collected Balance	1,487.13	

CHECKS PAID

Check No.	Date	Amount	Check No.	Date	Amount
2675	8-27	673.89	2682*	8-22	1799.39
2676	8-26	385.68	2683	8-28	35.00
2677	8-22	669.73	2685*	8-26	100.00
2678	8-20	250.00	2686	8-28	300.00
2679	8-25	128.17	2687	8-28	600.00
2680	8-26	30.51	2688	8-28	300.00

OTHER ACTIVITY

Date	Reference	Description	Credit	Debit
8-19	2	DEPOSIT	5901.74	
8-27	2	DEPOSIT	1799.36	
8-27	2	DEPOSIT	373.00	
8-31	999	SERVICE CHARGE		15.00

FDIC

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: 8-31-03
Account Number: 3011028206

DAILY BALANCE SUMMARY

Date	Balance	Date	Balance	Date	Balance
7-31	42.37	8-19	5944.11	8-20	5694.11
8-22	3224.99	8-25	3096.82	8-26	2580.63
8-27	4079.10	8-28	2844.10	8-31	2829.10

END OF STATEMENT

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: 8-31-03
Account Number: 3011028206


HAMILTON BIOPHILE COMPANIES
2687
8-25-03
$600.00
Chase
Six hundred & 00/100


HAMILTON BIOPHILE COMPANIES
2688
8-27-03
Three Hundred and 00/100
Dollars
Edward L. Cook, CPA

#2687	8-28	$600.00	#2688	8-28	$300.00

(15)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

00-20004-A-11

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-20004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

FILED 04 JAN 23 PM 3:05 CLERK U.S. BANKRUPTCY COURT EASTERN DIST. OF CA. SACRAMENTO, CA.

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 9/30/2003   PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	211,183	212,715	
	b. Total Assets	220,603	222,135	132,259
	c. Current Liabilities	114,836	112,344	
	d. Total Liabilities	1,924,040	1,921,548	1,940,556

		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	175	8,074	3,162,329
	b. Total Disbursements	1,798	6,017	3,161,822
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	(1,623)	2,057	507
	d. Cash Balance at Beginning of Month	2,130	73	0
	e. Cash Balance End of Month (c+d)	507	2,130	507

		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	(4,024)	-850	-306,373
5	Account Receivables (Pre and Post Petition)	0	0	
6	Post-Petition Liabilities	114,836	112,344	
7	Past Due Post-Petition Account Payables (over 30 days)	29,701	29,701	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa[yee])		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ___; U.S. Trustee Quarterly Fees ___; Check if filing is current for: Post-petition tax reporting and tax returns: ___
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 25, 2004

Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended September 30, 2003

Current Month: Actual	Current Month: Forecast	Current Month: Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
			1	Gross Sales	2,581,202	
			2	less:Sales Returns & Allowances	155,895	
0			3	Net Sales	2,425,307	
			4	less: Cost of Goods Sold (Schedule 'B')	1,698,792	
0			5	Gross Profit	726,515	
			6	Interest	0	
			7	Other Income	109,984	
			8		6,020	
			9		1,101	
0			10	**Total Revenues**	843,620	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
			14	Contract Labor	62,670	
				Rent/Lease	0	
			15	Personal Property	5,416	
1,832			16	Real Property	256,142	
			17	Insurance	8,264	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	4,985	
1,532			24	Other Administrative	103,989	
660			25	Interest	15,163	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	95,512	
			29	Trade Show Expenses	27,212	
			30	Insurance Expenses	29,401	
			31	Telephone & Utilities	66,300	
			32	Misc. Expenses & Adjustments	23,227	
			33	License Fees - Patent	12,000	
			34	Stock Transfer Fees	23,342	
4,024			35	**Total Expenses**	1,067,830	
(4,024)			36	**Subtotal**	(224,210)	
				Reorganization Items:		
			37	Professional Fees	82,419	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	82,163	
(4,024)			44	**Net Profit (Loss) Before Federal & State Taxes**	(306,373)	
			45	Federal & State Income Taxes	0	
(4,024)			46	**Net Profit (Loss)**	(306,373)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Reviewed 3/15/99

BALANCE SHEET
(General Business Case)

For the Month Ended 09/30/03

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		507
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		0
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		2,948
8	Prepaid Insurance		
	Notes Rec Hamilton-Clarke Industries		194,443
	Notes Rec Bionica		3,285
9	**Total Current Assets**		211,183

Property and Equipment (Market Value)

		From Schedules	Market Value
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

		From Schedules	Market Value
22	Loans to shareholders		
23	Loans to affiliates		
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl		
25	Claims for overpayment of taxes		0
26	License of patents		
27			
28	**Total Other Assets**		0
29	**Total Assets**		220,603

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

		From Schedules	Market Value
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		324
36	Accounts payable (trade)	A	29,701
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		18,428
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		57,857
42	Accrued Rent		8,527
43			
44	**Total current Liabilities**		114,836
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,924,040
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,366,704
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,639,844
55	Cumulative profit/(loss) since filing case		-306,373
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		-2
59	**Total Equity (Deficit)**		-1,703,437
60	**Total Liabilities and Equity (Deficit)**		$ 220,603

Revised 3/15/99

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days			
Total accounts receivable/payable	0		
Allowance for doubtful accounts			
Accounts receivable (net)	0		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	0
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended September 30, 2003

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,605
2	Cash Received from Sales		2,457,444
3	Interest Received		576
4	Borrowings	175	314,323
5	Funds from Shareholders, Partners, or Other Insiders		23,300
6	Capital Contributions		202,588
7	Voided Checks		12,232
8	Vender Refunds & Overpayments		19,269
9	Miscellaneous Sales		30,069
10	Other Income		7,043
11			869
			0
12	Total Cash Receipts	$175	$3,162,329
	Cash Disbursements		
13	Payments for Inventory		$1,371,290
14	Selling		358,571
15	Administrative	1,532	125,966
16	Capital Expenditures		0
17	Principal Payments on Debt	265	166,970
18	Interest Paid		9,740
	Rent/Lease:		0
19	Personal Property		3,437
20	Real Property		315,347
	Amount Paid to Owner(s)/Officer(s)		0
21	Salaries		0
22	Draws		0
23	Commissions/Royalties		0
24	Expense Reimbursements		75
	Other		23,997
25	Salaries/Commissions (less employee withholding)		145,039
27	Attorney for Debtor and Miscellaneous		87,193
	Taxes:		-8
28	Employee Withholding		
29	Employer Payroll Taxes		0
30	Real Property Taxes		0
31	Other Taxes		1,538
32	Other Cash Outflows:		0
33	Outside Marketing Commissions		320,673
34	Advertising Costs		83,663
35	Trade Show Costs		33,062
36	Insurance Costs		44,659
37	Telephone & Utilities		70,511
			0
38	Total Cash Disbursements	$1,798	$3,161,822
39	**Net Increase (Decrease) in Cash**	($1,623)	$507
40	**Cash Balance, Beginning of Period**	$2,130	
41	**Cash Balance, End of Period**	$507	$507

4:32 PM
01/22/04
Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of September 30, 2003

	Sep 30, 03
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	506.24
Total Checking/Savings	506.24
Other Current Assets	
Bionica, Inc.	3,285.07
Inventory	10,000.00
Motorsports	210,368.18
Total Other Current Assets	223,653.25
Total Current Assets	224,159.49
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
TOTAL ASSETS	**233,579.28**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Accounts Payable	29,700.66
Total Accounts Payable	29,700.66
Credit Cards	
Visa Bank of America	57,857.10
Total Credit Cards	57,857.10
Other Current Liabilities	
Accrued Rent	8,526.74
Chapter 11 Counsel	18,427.81
Due to Officers	-4,576.96
Hamilton-Clarke Industries	15,925.29
Metabolic Industries	-2,946.06
Nardo Zaias	4,900.00
Total Other Current Liabilities	40,255.82
Total Current Liabilities	127,813.58
Long Term Liabilities	
General Unsecured Claims	1,809,684.60
Pre-Petition Liabilities	-481.00
Total Long Term Liabilities	1,809,203.60
Total Liabilities	1,937,017.18
Equity	
Additional Paid In Capital	31,639,843.60
Capital Stock	13,329,766.00
Retained Earnings	-298,292.52
Retained Surplus at Filing	-46,366,704.00
Net Income	-8,082.98
Total Equity	-1,703,437.90
TOTAL LIABILITIES & EQUITY	**233,579.28**

Hamilton Biophile Companies
Profit & Loss
September 2003

	Sep 03
Ordinary Income/Expense	
Expense	
Interest Expense	660.80
Other Administrative	1,532.41
Rent	1,831.62
Total Expense	4,024.83
Net Ordinary Income	-4,024.83
Net Income	**-4,024.83**

16070 0443

RiverCityBank
P.O. BOX 15247
SACRAMENTO, CA 95851

file away

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: 9-30-03
Account Number: 3011028206

Quick Access
24 Hour Banking Service
(916) 567-2899

Outside Local Area
(800) 564-7144

www.rcbank.com

BUSINESS CHECKING PLUS

Balance Last Statement	2,829.10	As of 8-31-03
+ Deposits/Credits	175.00	
- Checks/Debits	2,482.86	
- Service Charges	15.00	
Balance This Statement	506.24	
Average Collected Balance	1,253.34	

CHECKS PAID

Check No.	Date	Amount	Check No.	Date	Amount
2681	9-15	68.96	2695	9-12	81.30
2689*	9-03	400.00	2696	9-19	44.61
2690	9-02	300.00	2697	9-17	90.45
2691	9-09	74.72	2698	9-18	300.00
2692	9-05	300.00	2699	9-25	47.82
2693	9-05	175.00	2700	9-24	300.00
2694	9-11	300.00			

OTHER ACTIVITY

Date	Reference	Description	Credit	Debit
9-25	2	DEPOSIT	175.00	
9-30	999	SERVICE CHARGE		15.00

FDIC

Please see reverse for important information.

EQUAL HOUSING LENDER

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: 9-30-03
Account Number: 3011028206

DAILY BALANCE SUMMARY

Date	Balance	Date	Balance	Date	Balance
8-31	2829.10	9-02	2529.10	9-03	2129.10
9-05	1654.10	9-09	1579.38	9-11	1279.38
9-12	1198.08	9-15	1129.12	9-17	1038.67
9-18	738.67	9-19	694.06	9-24	394.06
9-25	521.24	9-30	506.24		

END OF STATEMENT

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: 9-30-03
Account Number: 3011028206

HAMILTON BIOPHILE COMPANIES

2698

DATE September 17, 2003 AMOUNT $300.00

PAY Three Hundred and no/100 Dollars

TO THE ORDER OF Edward L. Cook
5112 Bailey Loop
McClellan, CA 95652

#2698 9-18 $300.00

HAMILTON BIOPHILE COMPANIES

2699

DATE September 22, 2003 AMOUNT $47.82

PAY Forty Seven and 82/100 Dollars

TO THE ORDER OF U.S. Postmaster

#2699 9-25 $47.82

HAMILTON BIOPHILE COMPANIES

2700

DATE September 23, 2003 AMOUNT $300.00

PAY Three Hundred and no/100 Dollars

TO THE ORDER OF Edward L. Cook
5112 Bailey Loop
McClellan, CA 95652

#2700 9-24 $300.00

Hamilton Biophile Companies
Reconciliation Summary
River City Bank, Period Ending 09/30/2003

		Dec 31, 03
Beginning Balance		-17,784.63
Cleared Transactions		
Checks and Payments - 14 items	-2,497.86	
Deposits and Credits - 1 item	175.00	
Total Cleared Transactions	-2,322.86	
Cleared Balance		**-20,107.49**
Uncleared Transactions		
Checks and Payments - 47 items	-60,422.32	
Deposits and Credits - 42 items	81,036.05	
Total Uncleared Transactions	20,613.73	
Register Balance as of 09/30/2003		**506.24**
New Transactions		
Checks and Payments - 5 items	-513.00	
Total New Transactions	-513.00	
Ending Balance		**-6.76**

Hamilton Biophile Companies

1/22/2004

Register: Cash Unrestricted:River City Bank
From 09/01/2003 through 09/30/2003
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
09/02/2003	2691	Office Depot	Other Administrative:...	Files	74.72			2,054.38
09/04/2003	2692	Edward L. Cook CPA	Other Administrative:...	WE09052003	300.00			1,754.38
09/04/2003	2693	Pacific Rim Asset Gr...	Bionica, Inc.	To Lew Pierce ...	175.00			1,579.38
09/09/2003		Bionica	Bionica, Inc.	Reimbrsmnt Lew...			175.00	1,754.38
09/10/2003	2694	Edward L. Cook CPA	Other Administrative:...	WE09122003	300.00			1,454.38
09/11/2003	2695	Edward L. Cook CPA	Other Administrative:...	Used book frm ...	81.30			1,373.08
09/12/2003	2681	Unknown	Other Administrative:...		68.96			1,304.12
09/12/2003	2696	Bulbman	Other Administrative:...	Light Fixture ...	44.61			1,259.51
09/15/2003	2697	Fry's	Bionica, Inc.	Elect. Adapters	90.45			1,169.06
09/17/2003	2698	Edward L. Cook CPA	Other Administrative:...	WE 09192003	300.00			869.06
09/22/2003	2699	US Postmaster	Other Administrative:...	Stamps & Mail...	47.82			821.24
09/23/2003	2700	Edward L. Cook CPA	Other Administrative:...		300.00			521.24
09/30/2003		River City Bank	Other Administrative:...		15.00			506.24

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

14

00-20004-A-11 mm

FILED
04 JAN 28 PM 3:05
CLERK, U.S. BANKRUPTCY COURT
EASTERN DIST. OF CA.
SACRAMENTO, CA.

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-2004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 10/31/2003 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	210,700	211,183	
	b. Total Assets	220,120	220,603	132,259
	c. Current Liabilities	117,309	114,836	
	d. Total Liabilities	1,926,513	1,924,040	1,940,556
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	0	175	3,162,329
	b. Total Disbursements	483	1,798	3,162,305
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	(483)	-1,623	24
	d. Cash Balance at Beginning of Month	507	2,130	0
	e. Cash Balance End of Month (c+d)	24	507	24
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
4	Profit/(Loss) from the Statement of Operations	(2,955)	-4,024	-309,328
5	Account Receivables (Pre and Post Petition)	0	0	
6	Post-Petition Liabilities	117,309	114,836	
7	Past Due Post-Petition Account Payables (over 30 days)	29,701	29,701	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of par		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns:
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 25, 2004

Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended October 31, 2003

Current Month: Actual	Current Month: Forecast	Current Month: Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
			1	Gross Sales	2,581,202	
			2	less:Sales Returns & Allowances	155,895	
0			3	Net Sales	2,425,307	
			4	less: Cost of Goods Sold (Schedule 'B')	1,698,792	
0			5	Gross Profit	726,515	
			6	Interest	0	
			7	Other Income	109,984	
			8		6,020	
			9		1,101	
0			10	**Total Revenues**	843,620	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
			14	Contract Labor	62,670	
				Rent/Lease	0	
			15	Personal Property	5,416	
1,832			16	Real Property	259,973	
			17	Insurance	8,264	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	4,985	
190			24	Other Administrative	104,179	
934			25	Interest	16,097	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	95,512	
			29	Trade Show Expenses	27,212	
			30	Insurance Expenses	29,401	
			31	Telephone & Utilities	66,300	
			32	Misc. Expenses & Adjustments	23,227	
			33	License Fees - Patent	12,000	
			34	Stock Transfer Fees	23,342	
2,955			35	**Total Expenses**	1,070,785	
(2,955)			36	**Subtotal**	(227,165)	
				Reorganization Items:		
			37	Professional Fees	82,419	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	82,163	
(2,955)			44	**Net Profit (Loss) Before Federal & State Taxes**	(309,328)	
			45	Federal & State Income Taxes	0	
(2,955)			46	**Net Profet (Loss)**	(309,328)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only).

Revised 3/15/99

BALANCE SHEET

(General Business Case)

For the Month Ended 10/31/03

Assets

		From Schedules	Market Value
	Current Assets		
1	Cash and cash equivalents - unrestricted		24
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		0
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		2,948
8	Prepaid Insurance		
	Notes Rec Hamilton-Clarke Industries		194,443
	Notes Rec Bionica		3,285
9	**Total Current Assets**		210,700

Property and Equipment (Market Value)

10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	
25	Claims for overpayment of taxes	0
26	License of patents	
27		
28	**Total Other Assets**	0
29	**Total Assets**	220,120

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals,familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

		From Schedules	Market Value
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		324
36	Accounts payable (trade)	A	29,701
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		18,428
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		58,498
42	Accrued Rent		10,358
43			
44	**Total current Liabilities**		117,309
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,926,513
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,366,704
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,639,844
55	Cumulative profit/(loss) since filing case		-309,328
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		-2
59	**Total Equity (Deficit)**		-1,706,393
60	**Total Liabilities and Equity (Deficit)**		$ 220,120

Revised 3/15/99

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days			
Total accounts receivable/payable	0		
Allowance for doubtful accounts			
Accounts receivable (net)	0		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	0
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Revised 3/15/99

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Revised 3/15/99

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended October 31, 2003

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,605
2	Cash Received from Sales		$2,457,444
3	Interest Received		$576
4	Borrowings		$314,323
5	Funds from Shareholders, Partners, or Other Insiders		$23,300
6	Capital Contributions		$202,588
7	Voided Checks		$12,232
8	Vender Refunds & Overpayments		$19,259
9	Miscellaneous Sales		$30,089
10	Other Income		$7,043
11			$869
			$0
12	Total Cash Receipts	$0	$3,162,329
	Cash Disbursements		
13	Payments for Inventory		$1,371,290
14	Selling		$358,671
15	Administrative	190	$125,156
16	Capital Expenditures		$0
17	Principal Payments on Debt		$166,870
18	Interest Paid	293	$10,033
	Rent/Lease:		$0
19	Personal Property		$3,437
20	Real Property		$315,347
	Amount Paid to Owner(s)/Officer(s)		$0
21	Salaries		$0
22	Draws		$0
23	Commissions/Royalties		$0
24	Expense Reimbursements		$75
	Other		$23,997
26	Salaries/Commissions (less employee withholding)		$145,039
27	Attorney for Debtor and Miscellaneous		$87,163
	Taxes:		($8)
28	Employee Withholding		$0
29	Employer Payroll Taxes		$0
30	Real Property Taxes		$0
31	Other Taxes		$1,538
32	Other Cash Outflows:		$0
33	Outside Marketing Commissions		$320,673
34	Advertising Costs		$83,663
35	Trade Show Costs		$33,062
36	Insurance Costs		$44,659
37	Telephone & Utilities		$70,511
			0
38	Total Cash Disbursements	$483	$3,162,305
39	**Net Increase (Decrease) in Cash**	($483)	$24
40	**Cash Balance, Beginning of Period**	$507	
41	**Cash Balance, End of Period**	$24	$24

6:10 PM
01/22/04
Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of October 31, 2003

	Oct 31, 03
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	23.24
Total Checking/Savings	23.24
Other Current Assets	
Bionica, Inc.	3,285.07
Inventory	10,000.00
Motorsports	210,368.18
Total Other Current Assets	223,653.25
Total Current Assets	223,676.49
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
TOTAL ASSETS	**233,096.28**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Accounts Payable	29,700.66
Total Accounts Payable	29,700.66
Credit Cards	
Visa Bank of America	58,497.84
Total Credit Cards	58,497.84
Other Current Liabilities	
Accrued Rent	10,358.36
Chapter 11 Counsel	18,427.81
Due to Officers	-4,575.96
Hamilton-Clarke Industries	15,925.29
Metabolic Industries	-2,948.06
Nardo Zaias	4,900.00
Total Other Current Liabilities	42,087.44
Total Current Liabilities	130,285.94
Long Term Liabilities	
General Unsecured Claims	1,809,684.60
Pre-Petition Liabilities	-481.00
Total Long Term Liabilities	1,809,203.60
Total Liabilities	1,939,489.54
Equity	
Additional Paid In Capital	31,639,843.60
Capital Stock	13,329,798.00
Retained Earnings	-298,292.52
Retained Surplus at Filing	-46,366,704.00
Net Income	-11,038.34
Total Equity	-1,706,393.26
TOTAL LIABILITIES & EQUITY	**233,096.28**

Hamilton Biophile Companies
Reconciliation Summary
River City Bank, Period Ending 10/31/2003

		Dec 31, 03
Beginning Balance		-20,107.49
Cleared Transactions		
Checks and Payments - 3 items	-483.00	
Total Cleared Transactions	-483.00	
Cleared Balance		**-20,590.49**
Uncleared Transactions		
Checks and Payments - 47 items	-60,422.32	
Deposits and Credits - 42 items	81,036.05	
Total Uncleared Transactions	20,613.73	
Register Balance as of 10/31/2003		**23.24**
New Transactions		
Checks and Payments - 2 items	-30.00	
Total New Transactions	-30.00	
Ending Balance		**-6.76**

6:09 PM
01/22/04
Accrual Basis

Hamilton Biophile Companies
Profit & Loss
October 2003

	Oct 03
Ordinary Income/Expense	
Expense	
Interest Expense	933.74
Other Administrative	190.00
Rent	1,831.62
Total Expense	2,955.36
Net Ordinary Income	-2,955.36
Net Income	**-2,955.36**

Register: Cash Unrestricted:River City Bank
From 10/01/2003 through 10/31/2003
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
10/01/2003	2701	Chase Bank	Interest Expense:Finan...		293.00			213.24
10/07/2003	2702	Edward L. Cook CPA	Other Administrative:...		175.00			38.24
10/31/2003		River City Bank	Other Administrative:...		15.00			23.24

IL015 0461

RiverCityBank
P.O. BOX 15247
SACRAMENTO, CA 95851

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: **10-31-03**
Account Number: **3011028206**

Quick Access
24 Hour Banking Service (916) 567-2899
Outside Local Area (800) 564-7144
www.rcbank.com

BUSINESS CHECKING PLUS

Balance Last Statement	506.24	As of 9-30-03
+ Deposits/Credits	.00	
- Checks/Debits	468.00	
- Service Charges	15.00	
Balance This Statement	23.24	
Average Collected Balance	149.56	

CHECKS PAID

Check No.	Date	Amount	Check No.	Date	Amount
2701	10-07	293.00	2702	10-08	175.00

OTHER ACTIVITY

Date	Reference	Description	Credit	Debit
10-31	999	SERVICE CHARGE		15.00

DAILY BALANCE SUMMARY

Date	Balance	Date	Balance	Date	Balance
9-30	506.24	10-07	213.24	10-08	38.24
10-31	23.24				

FDIC

END OF STATEMENT
Please see reverse for important information.

HAMILTON-BIOPHILE COMPANIES D I P
4342 DUDLEY BLVD #200-400
MCCLELLAN CA 95652

Statement Date: 10-31-03
Account Number: 3011028206

HAMILTON BIOPHILE COMPANIES

October 1, 2003 $293.00**

PAY TWO HUNDRED NINTY-THREE and no/100 Dollars

TO THE ORDER OF
Chase Platinum MasterCard
P.O. Box 52063
Phoenix, AZ 85072-2063

#2701 10-07 $293.00

HAMILTON BIOPHILE COMPANIES

2702

DATE October7, 2003 AMOUNT $175.00

PAY One Hundred Seventy-five and no/100 Dollars

TO THE ORDER OF
Edward L. Cook
5112 Bailey Loop
McClellan, CA 95652

#2702 10-08 $175.00

(12)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

00-20004-A-11

MM

FILED

04 JAN 28 PM 3:05

CLERK, U.S. BANKRUPTCY COURT
EASTERN DIST. OF CA.
SACRAMENTO, CA.

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-2004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 11/30/2003 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	210,685	210,700	
	b. Total Assets	220,105	220,120	132,259
	c. Current Liabilities	120,510	117,309	
	d. Total Liabilities	1,929,714	1,926,513	1,940,556

		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	0	0	3,162,329
	b. Total Disbursements	15	483	3,162,320
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	(15)	-483	9
	d. Cash Balance at Beginning of Month	24	507	0
	e. Cash Balance End of Month (c+d)	9	24	9

		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	(3,217)	-2,955	-312,545
5	Account Receivables (Pre and Post Petition)	0	0	
6	Post-Petition Liabilities	120,510	117,309	
7	Past Due Post-Petition Account Payables (over 30 days)	29,701	29,701	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa[yee])		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ___; U.S. Trustee Quarterly Fees ___; Check if filing is current for: Post-petition tax reporting and tax returns: ___.
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan. 25, 2004

[signature], CEO
Gregory F. Gilbert, CEO

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended November 30, 2003

Current Month: Actual	Current Month: Forecast	Current Month: Variance	No.	Item	Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
			1	Gross Sales	2,581,202	
			2	less:Sales Returns & Allowances	155,895	
0			3	Net Sales	2,425,307	
			4	less: Cost of Goods Sold (Schedule 'B')	1,698,792	
0			5	Gross Profit	726,515	
			6	Interest	0	
			7	Other Income	109,984	
			8		6,020	
			9		1,101	
0			10	**Total Revenues**	843,620	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
			14	Contract Labor	62,670	
				Rent/Lease	0	
			15	Personal Property	5,416	
1,832			16	Real Property	261,805	
			17	Insurance	8,264	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,539	
			23	Other Selling	4,985	
15			24	Other Administrative	104,194	
632			25	Interest	16,729	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	95,512	
			29	Trade Show Expenses	27,212	
			30	Insurance Expenses	29,401	
			31	Telephone & Utilities	66,300	
			32	Misc. Expenses & Adjustments	23,227	
			33	License Fees - Patent	12,000	
			34	Stock Transfer Fees	23,342	
2,479			35	**Total Expenses**	1,073,264	
(2,479)			36	**Subtotal**	(229,644)	
				Reorganization Items:		
738			37	Professional Fees	83,157	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
738			43	**Total Reorganization Items**	82,901	
(3,217)			44	**Net Profit (Loss) Before Federal & State Taxes**	(312,545)	
			45	Federal & State Income Taxes	0	
(3,217)			46	**Net Profet (Loss)**	(312,545)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)

For the Month Ended 11/30/03

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		9
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		0
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		2,948
8	Prepaid Insurance		
	Notes Rec Hamilton-Clarke Industries		194,443
	Notes Rec Bionica		3,285
9	**Total Current Assets**		210,685

Property and Equipment (Market Value)

10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	
25	Claims for overpayment of taxes	0
26	License of patents	
27		
28	**Total Other Assets**	0
29	**Total Assets**	220,105

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules	From Schedules	Market Value
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		324
36	Accounts payable (trade)	A	29,701
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		19,165
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		59,130
42	Accrued Rent		12,190
43			
44	**Total current Liabilities**		120,510
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,929,714
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,366,704
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,639,844
55	Cumulative profit/(loss) since filing case		-312,545
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		-2
59	**Total Equity (Deficit)**		-1,709,609
60	**Total Liabilities and Equity (Deficit)**		$ 220,105

Revised 3/15/99

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days			
Total accounts receivable/payable	0		
Allowance for doubtful accounts			
Accounts receivable (net)	0		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants - Product for resale (Est)	
Distribution - Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	0
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended November 30, 2003

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,805
2	Cash Received from Sales		$2,457,444
3	Interest Received		$576
4	Borrowings		$314,323
5	Funds from Shareholders, Partners, or Other Insiders		$23,300
6	Capital Contributions		$202,588
7	Voided Checks		$12,232
8	Vender Refunds & Overpayments		$16,259
9	Miscellaneous Sales		$30,089
10	Other Income		$7,043
11			$869
			$0
12	Total Cash Receipts	$0	$3,162,329
	Cash Disbursements		
13	Payments for Inventory		$1,371,290
14	Selling		$358,671
15	Administrative	15	$126,171
16	Capital Expenditures		$0
17	Principal Payments on Debt		$166,970
18	Interest Paid		$10,033
	Rent/Lease:		$0
19	Personal Property		$3,437
20	Real Property		$315,347
	Amount Paid to Owner(s)/Officer(s)		$0
21	Salaries		$0
22	Draws		$0
23	Commissions/Royalties		$0
24	Expense Reimbursements		$75
	Other		$23,997
26	Salaries/Commissions (less employee withholding)		$145,039
27	Attorney for Debtor and Miscellaneous		$87,193
	Taxes:		($8)
28	Employee Withholding		$0
29	Employer Payroll Taxes		$0
30	Real Property Taxes		$0
31	Other Taxes		$1,538
32	Other Cash Outflows:		$0
33	Outside Marketing Commissions		$320,673
34	Advertising Costs		$63,663
35	Trade Show Costs		$33,062
36	Insurance Costs		$44,659
37	Telephone & Utilities		$70,511
			0
38	Total Cash Disbursements	$15	$3,162,320
39	**Net Increase (Decrease) in Cash**	($15)	$9
40	**Cash Balance, Beginning of Period**	$24	
41	**Cash Balance, End of Period**	$9	$9

Hamilton Biophile Companies
Balance Sheet
As of November 30, 2003

	Nov 30, 03
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	8.24
Total Checking/Savings	8.24
Other Current Assets	
Bionica, Inc.	3,285.07
Inventory	10,000.00
Motorsports	210,368.18
Total Other Current Assets	223,653.25
Total Current Assets	223,661.49
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
TOTAL ASSETS	**233,081.28**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Accounts Payable	29,700.66
Total Accounts Payable	29,700.66
Credit Cards	
Visa Bank of America	59,130.32
Total Credit Cards	59,130.32
Other Current Liabilities	
Accrued Rent	12,189.96
Chapter 11 Counsel	19,165.31
Due to Officers	-4,575.96
Hamilton-Clarke Industries	15,925.29
Metabolic Industries	-2,948.06
Nardo Zaias	4,900.00
Total Other Current Liabilities	44,656.56
Total Current Liabilities	133,487.54
Long Term Liabilities	
General Unsecured Claims	1,809,684.60
Pre-Petition Liabilities	-481.00
Total Long Term Liabilities	1,809,203.60
Total Liabilities	1,942,691.14
Equity	
Additional Paid In Capital	31,639,843.60
Capital Stock	13,329,798.00
Retained Earnings	-298,292.52
Retained Surplus at Filing	-46,366,704.00
Net Income	-14,254.94
Total Equity	-1,709,609.86
TOTAL LIABILITIES & EQUITY	**233,081.28**

Register: Cash Unrestricted:River City Bank

From 11/01/2003 through 11/30/2003

Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
11/28/2003		River City Bank	Other Administrative:...		15.00			8.24

6:26 PM
01/22/04

Hamilton Biophile Companies
Reconciliation Summary
River City Bank, Period Ending 11/30/2003

		Dec 31, 03
Beginning Balance		-20,590.49
Cleared Transactions		
Checks and Payments - 1 item	-15.00	
Total Cleared Transactions		-15.00
Cleared Balance		**-20,605.49**
Uncleared Transactions		
Checks and Payments - 47 items	-60,422.32	
Deposits and Credits - 42 items	81,036.05	
Total Uncleared Transactions		20,613.73
Register Balance as of 11/30/2003		**8.24**
New Transactions		
Checks and Payments - 1 item	-15.00	
Total New Transactions		-15.00
Ending Balance		**-6.76**

5:26 PM

01/22/04

Accrual Basis

Hamilton Biophile Companies
Profit & Loss
November 2003

	Nov 03
Ordinary Income/Expense	
Expense	
Interest Expense	632.48
Other Administrative	15.00
Rent	1,831.62
Reorganization	737.50
Total Expense	3,216.60
Net Ordinary Income	-3,216.60
Net Income	-3,216.60

(12)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

00-20004-A-11

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-2004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

FILED
04 JAN 28 PM 3:05
CLERK, U.S. BANKRUPTCY COURT EASTERN DIST. OF CA. SACRAMENTO, CA.

MM

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 12/31/2003 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	210,670	210,685	
	b. Total Assets	220,090	220,105	132,259
	c. Current Liabilities	120,510	120,510	
	d. Total Liabilities	1,929,714	1,929,714	1,940,556
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	0	0	3,162,329
	b. Total Disbursements	15	15	3,162,335
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	(15)	-15	-6
	d. Cash Balance at Beginning of Month	9	24	0
	e. Cash Balance End of Month (c+d)	(6)	9	(6)
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
4	Profit/(Loss) from the Statement of Operations	(1,847)	-3,217	-314,392
5	Account Receivables (Pre and Post Petition)	0	0	
6	Post-Petition Liabilities	120,510	120,510	
7	Past Due Post-Petition Account Payables (over 30 days)	29,701	29,701	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns: ;
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Jan 25, 2004

[signature], CEO
Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended December 31, 2003

Current Month: Actual	Current Month: Forecast	Current Month: Variance	No.	Item	Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
			1	Gross Sales	2,581,202	
			2	less:Sales Returns & Allowances	155,895	
0			3	Net Sales	2,425,307	
			4	less: Cost of Goods Sold (Schedule 'B')	1,698,792	
0			5	Gross Profit	726,515	
			6	Interest	0	
			7	Other Income	109,984	
			8		6,020	
			9		1,101	
0			10	**Total Revenues**	843,620	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
			14	Contract Labor	82,670	
				Rent/Lease	0	
			15	Personal Property	5,416	
1,832			16	Real Property	263,636	
			17	Insurance	8,264	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	4,885	
15			24	Other Administrative	104,209	
			25	Interest	16,729	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	95,512	
			29	Trade Show Expenses	27,212	
			30	Insurance Expenses	29,401	
			31	Telephone & Utilities	66,300	
			32	Misc. Expenses & Adjustments	23,227	
			33	License Fees - Patent	12,000	
			34	Stock Transfer Fees	23,342	
1,847			35	**Total Expenses**	1,075,111	
(1,847)			36	**Subtotal**	(231,491)	
				Reorganization Items:		
			37	Professional Fees	83,157	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	
					0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	82,901	
(1,847)			44	**Net Profit (Loss) Before Federal & State Taxes**	(314,392)	
			45	Federal & State Income Taxes	0	
(1,847)			46	**Net Profet (Loss)**	(314,392)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET
(General Business Case)

For the Month Ended 12/31/03

Assets

		From Schedules	Market Value
	Current Assets		
1	Cash and cash equivalents - unrestricted		(6)
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		0
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		2,948
8	Prepaid Insurance		
	Notes Rec Hamilton-Clarke Industries		194,443
	Notes Rec Bionica		3,285
9	**Total Current Assets**		210,670
	Property and Equipment (Market Value)		
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420
	Other Assets		
22	Loans to shareholders		
23	Loans to affiliates		
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl		
25	Claims for overpayment of taxes		0
26	License of patents		
27			
28	**Total Other Assets**		0
29	**Total Assets**		220,090

NOTE:
Indicate the method used to estimate the market value of assets (e.g.,appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules		
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		324
36	Accounts payable (trade)	A	29,701
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		19,165
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		59,130
42	Accrued Rent		14,022
43			
44	**Total current Liabilities**		122,342
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,931,546
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,366,704
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,639,844
55	Cumulative profit/(loss) since filing case		-314,392
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		-2
59	**Total Equity (Deficit)**		-1,711,456
60	**Total Liabilities and Equity (Deficit)**		$ 220,090

Revised 3/15/99

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days			
Total accounts receivable/payable	0		
Allowance for doubtful accounts			
Accounts receivable (net)	0		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	0
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Revised 3/15/99

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Barrett Business Services, who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Barrett's employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents
For the Month Ended December 31, 2003

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,505
2	Cash Received from Sales		$2,457,464
3	Interest Received		$576
4	Borrowings		$314,323
5	Funds from Shareholders, Partners, or Other Insiders		$23,300
6	Capital Contributions		$202,586
7	Voided Checks		$12,232
8	Vender Refunds & Overpayments		$19,259
9	Miscellaneous Sales		$30,089
10	Other Income		$7,043
11			$869
			$0
12	Total Cash Receipts	$0	$3,162,329
	Cash Disbursements		
13	Payments for Inventory		$1,371,290
14	Selling	15	$368,586
15	Administrative		$126,171
16	Capital Expenditures		$0
17	Principal Payments on Debt		$166,970
18	Interest Paid		$10,033
	Rent/Lease:		$0
19	Personal Property		$3,437
20	Real Property		$316,347
	Amount Paid to Owner(s)/Officer(s)		$0
21	Salaries		$0
22	Draws		$0
23	Commissions/Royalties		$0
24	Expense Reimbursements		$75
	Other		$23,997
26	Salaries/Commissions (less employee withholding)		$145,039
27	Attorney for Debtor and Miscellaneous		$67,193
	Taxes:		($8)
28	Employee Withholding		$0
29	Employer Payroll Taxes		$0
30	Real Property Taxes		$0
31	Other Taxes		$1,538
32	Other Cash Outflows:		$0
33	Outside Marketing Commissions		$320,673
34	Advertising Costs		$83,663
35	Trade Show Costs		$33,082
36	Insurance Costs		$44,659
37	Telephone & Utilities		$70,511
			0
38	Total Cash Disbursements	$15	$3,162,335
39	**Net Increase (Decrease) in Cash**	($15)	($6)
40	**Cash Balance, Beginning of Period**	$9	
41	**Cash Balance, End of Period**	($6)	($6)

5:36 PM
01/22/04
Accrual Basis

Hamilton Biophile Companies
Balance Sheet
As of December 31, 2003

	Dec 31, 03
ASSETS	
Current Assets	
Checking/Savings	
Cash Unrestricted	-6.76
Total Checking/Savings	-6.76
Other Current Assets	
Bionica, Inc.	3,285.07
Inventory	10,000.00
Motorsports	210,368.18
Total Other Current Assets	223,653.25
Total Current Assets	223,646.49
Fixed Assets	
Computer Equipment	9,419.79
Total Fixed Assets	9,419.79
TOTAL ASSETS	**233,066.28**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Accounts Payable	29,700.66
Total Accounts Payable	29,700.66
Credit Cards	
Visa Bank of America	59,130.32
Total Credit Cards	59,130.32
Other Current Liabilities	
Accrued Rent	14,021.60
Chapter 11 Counsel	19,165.31
Due to Officers	-4,575.96
Hamilton-Clarke Industries	15,925.29
Metabolic Industries	-2,948.06
Nardo Zaias	4,900.00
Total Other Current Liabilities	46,488.18
Total Current Liabilities	135,319.16
Long Term Liabilities	
General Unsecured Claims	1,809,684.60
Pre-Petition Liabilities	-481.00
Total Long Term Liabilities	1,809,203.60
Total Liabilities	1,944,522.76
Equity	
Additional Paid In Capital	31,639,843.60
Capital Stock	13,329,796.00
Retained Earnings	-298,292.52
Retained Surplus at Filing	-46,366,704.00
Net Income	-16,101.56
Total Equity	-1,711,456.48
TOTAL LIABILITIES & EQUITY	**233,066.28**

Hamilton Biophile Companies
Profit & Loss
December 2003

	Dec 03
Ordinary Income/Expense	
Expense	
Other Administrative	15.00
Rent	1,831.62
Total Expense	1,846.62
Net Ordinary Income	-1,846.62
Net Income	-1,846.62

Hamilton Biophile Companies

1/22/2004

Register: Cash Unrestricted:River City Bank

From 12/01/2003 through 12/31/2003

Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
12/31/2003		River City Bank	Other Administrative:...		15.00			-6.76

Hamilton Biophile Companies
Reconciliation Summary
River City Bank, Period Ending 05/31/2004

		Dec 31, 03
Beginning Balance		8.24
Cleared Transactions		
Checks and Payments - 1 item	-15.00	
Total Cleared Transactions	-15.00	
Cleared Balance		-6.76
Register Balance as of 05/31/2004		-6.76
Ending Balance		-6.76

(8)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-20004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

FILED
MAY 1 8 2004
UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 1/31/2004   PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	210,685	210,685	
	b. Total Assets	220,105	220,105	132,259
	c. Current Liabilities	123,911	120,510	
	d. Total Liabilities	1,933,115	1,929,714	1,940,556
		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	0	0	3,162,329
	b. Total Disbursements	0	15	3,162,335
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	0	-15	-6
	d. Cash Balance at Beginning of Month	9	24	0
	e. Cash Balance End of Month (c+d)	9	9	(6)
		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	(1,555)	-3,217	-315,946
5	Account Receivables (Pre and Post Petition)	0	0	
6	Post-Petition Liabilities	123,911	120,510	
7	Past Due Post-Petition Account Payables (over 30 days)	31,255	29,701	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa[yee])		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ___; U.S. Trustee Quarterly Fees ___; Check if filing is current for: Post-petition tax reporting and tax returns: ___
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: May 6, 2004

Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended January 31, 2004

Current Month: Actual	Current Month: Forecast	Current Month: Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
			1	Gross Sales	2,581,202	
			2	less:Sales Returns & Allowances	155,895	
0			3	Net Sales	2,425,307	
			4	less: Cost of Goods Sold (Schedule 'B')	1,698,792	
0			5	Gross Profit	725,515	
			6	Interest	0	
			7	Other Income	109,984	
			8		6,020	
			9		1,101	
0			10	**Total Revenues**	843,620	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
			14	Contract Labor	62,670	
				Rent/Lease	0	
			15	Personal Property	5,416	
1,555			16	Real Property	265,191	
			17	Insurance	6,284	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	4,985	
			24	Other Administrative	104,209	
			25	Interest	16,729	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	95,512	
			29	Trade Show Expenses	27,212	
			30	Insurance Expenses	29,401	
			31	Telephone & Utilities	66,300	
			32	Misc. Expenses & Adjustments	23,227	
			33	License Fees - Patent	12,000	
			34	Stock Transfer Fees	23,342	
1,555			35	**Total Expenses**	1,076,666	
(1,555)			36	**Subtotal**	(233,045)	
				Reorganization Items:		
			37	Professional Fees	83,157	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	82,901	
(1,555)			44	**Net Profit (Loss) Before Federal & State Taxes**	(315,946)	
			45	Federal & State Income Taxes	0	
(1,555)			46	**Net Profet (Loss)**	(315,946)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET

(General Business Case)

For the Month Ended 01/31/04

Assets

		From Schedules	Market Value
	Current Assets		
1	Cash and cash equivalents - unrestricted		9
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		0
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		2,948
8	Prepaid Insurance		
	Notes Rec Hamilton-Clarke Industries		194,443
	Notes Rec Bionica		3,285
9	**Total Current Assets**		210,685

	Property and Equipment (Market Value)		
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

	Other Assets	
22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	
25	Claims for overpayment of taxes	0
26	License of patents	
27		
28	**Total Other Assets**	0
29	**Total Assets**	220,105

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals;familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules		
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		339
36	Accounts payable (trade)	A	31,255
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		19,165
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		59,130
42	Accrued Rent		14,022
43			
44	**Total current Liabilities**		123,911
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,933,115
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,366,704
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,639,844
55	Cumulative profit/(loss) since filing case		-315,946
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		-2
59	**Total Equity (Deficit)**		-1,713,010
60	**Total Liabilities and Equity (Deficit)**		$ 220,105

Revised 3/15/99

0

Statements do not include contingent liabilities for creditors who chose to accept 1/2 of the profits rather than stock.

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days			
Total accounts receivable/payable	0		
Allowance for doubtful accounts			
Accounts receivable (net)	0		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	0
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Bionica, Inc., who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Bionica, Inc.'s employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended January 31, 2004

	Actual Current Month	Cumulative (Case to Date)	
Cash Receipts			
1 Rent/Leases	0	$94,605	$94,605
2 Cash Received from Sales		$2,457,444	2,457,444
3 Interest Received		$576	576
4 Borrowings		$314,323	314,323
5 Funds from Shareholders, Partners, or Other Insiders		$23,300	23,300
6 Capital Contributions		$202,583	202,588
7 Voided Checks		$12,232	12,232
8 Vendor Refunds & Overpayments		$19,259	19,259
9 Miscellaneous Sales		$30,089	30,089
10 Other Income		$7,043	7,043
11		$989	869
		$0	0
12 Total Cash Receipts	$0	$3,162,329	$3,162,329
Cash Disbursements			
13 Payments for Inventory		$1,371,290	$1,371,290
14 Selling		$356,696	356,696
15 Administrative		$126,171	126,171
16 Capital Expenditures		$0	0
17 Principal Payments on Debt		$166,970	166,970
18 Interest Paid		$10,033	10,033
Rent/Lease:		$0	0
19 Personal Property		$3,437	3,437
20 Real Property		$315,347	315,347
Amount Paid to Owner(s)/Officer(s)		$0	0
21 Salaries		$0	0
22 Draws		$0	0
23 Commissions/Royalties		$0	0
24 Expense Reimbursements		$75	75
Other		$23,997	23,997
26 Salaries/Commissions (less employee withholding)		$145,039	145,039
27 Attorney for Debtor and Miscellaneous		$87,193	87,193
Taxes:		($6)	-6
28 Employee Withholding		$0	0
29 Employer Payroll Taxes		$0	0
30 Real Property Taxes		$0	0
31 Other Taxes		$1,538	1,538
32 Other Cash Outflows		$0	0
33 Outside Marketing Commissions		$320,673	320,673
34 Advertising Costs		$83,683	83,683
35 Trade Show Costs		$33,062	33,062
36 Insurance Costs		$44,659	44,659
37 Telephone & Utilities		$70,511	70,511
		0	0
38 Total Cash Disbursements	$0	$3,162,335	$3,162,335
39 Net Increase (Decrease) in Cash	$0	($6)	($6)
40 Cash Balance, Beginning of Period	$5		
41 Cash Balance, End of Period	$0	($6)	($6)

(56)

FILED

MAY 18 2004

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-20004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 2/29/2004 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	213,165	210,685	
	b. Total Assets	222,585	220,105	132,259
	c. Current Liabilities	128,871	120,510	
	d. Total Liabilities	1,938,075	1,929,714	1,940,556

		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	0	0	3,162,329
	b. Total Disbursements	0	15	3,162,335
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	0	-15	-6
	d. Cash Balance at Beginning of Month	9	24	0
	e. Cash Balance End of Month (c+d)	9	9	(6)

		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	(2,480)	-3,217	-318,426
5	Account Receivables (Pre and Post Petition)	0	0	
6	Post-Petition Liabilities	128,871	120,510	
7	Past Due Post-Petition Account Payables (over 30 days)	31,255	29,701	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa[yee])		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns: .
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: May 6, 2004

[signature]
Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended February 29, 2004

Current Month: Actual	Forecast	Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
			1	Gross Sales	2,581,202	
			2	less Sales Returns & Allowances	155,895	
0			3	Net Sales	2,425,307	
			4	less: Cost of Goods Sold (Schedule 'B')	1,698,792	
0			5	Gross Profit	726,515	
			6	Interest	0	
			7	Other Income	109,984	
			8		6,020	
			9		1,101	
0			10	**Total Revenues**	843,620	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
			14	Contract Labor	62,670	
				Rent/Lease	0	
			15	Personal Property	5,416	
2,480			16	Real Property	267,671	
			17	Insurance	8,264	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	4,985	
			24	Other Administrative	104,209	
			25	Interest	16,729	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	95,512	
			29	Trade Show Expenses	27,212	
			30	Insurance Expenses	29,401	
			31	Telephone & Utilities	66,300	
			32	Misc. Expenses & Adjustments	23,227	
			33	License Fees - Patent	12,000	
			34	Stock Transfer Fees	23,342	
2,480			35	**Total Expenses**	1,079,146	
(2,480)			36	**Subtotal**	(235,525)	
				Reorganization Items:		
			37	Professional Fees	83,157	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from	0	
				Resulting Chp 11 Case	0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	82,901	
(2,480)			44	**Net Profit (Loss) Before Federal & State Taxes**	(318,426)	
			45	Federal & State Income Taxes	0	
(2,480)			46	**Net Profit (Loss)**	(318,426)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET
(General Business Case)

For the Month Ended 02/29/04

Assets

	Current Assets	From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		9
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		0
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		2,948
8	Prepaid Insurance		
	Notes Rec Hamilton-Clarke Industries		194,443
	Notes Rec Bionica		5,765
9	**Total Current Assets**		213,165

	Property and Equipment (Market Value)		
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

	Other Assets		
22	Loans to shareholders		
23	Loans to affiliates		
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl		
25	Claims for overpayment of taxes		0
26	License of patents		
27			
28	**Total Other Assets**		0
29	**Total Assets**		222,585

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals,familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

		From Schedules	Market Value
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		339
36	Accounts payable (trade)	A	31,255
37	Real property lease arrearage		4,960
38	Personal property lease arrearage		
39	Accrued professional fees		19,165
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		59,130
42	Accrued Rent		14,022
43			
44	**Total current Liabilities**		128,871
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,938,075
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,366,704
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,639,844
55	Cumulative profit/(loss) since filing case		-318,426
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		-2
59	**Total Equity (Deficit)**		-1,715,490
60	**Total Liabilities and Equity (Deficit)**		$ 222,585

Revised 3/15/99

0

Statements do not include contingent liabilities for creditors who chose to accept 1/2 of the profits rather than stock.

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days			
Total accounts receivable/payable	0		
Allowance for doubtful accounts			
Accounts receivable (net)	0		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	0
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x

Explain

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Bionica, Inc., who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Bionica, Inc.'s employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended February 29, 2004

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,605
2	Cash Received from Sales		$2,457,444
3	Interest Received		$576
4	Borrowings		$314,323
5	Funds from Shareholders, Partners, or Other Insiders		$23,300
6	Capital Contributions		$202,588
7	Voided Checks		$12,232
8	Vender Refunds & Overpayments		$19,259
9	Miscellaneous Sales		$30,089
10	Other Income		$7,043
11			$889
			$0
12	Total Cash Receipts	$0	$3,162,329
	Cash Disbursements		
13	Payments for Inventory		$1,371,290
14	Selling		$388,886
15	Administrative		$126,171
16	Capital Expenditures		$0
17	Principal Payments on Debt		$166,970
18	Interest Paid		$10,033
	Rent/Lease:		$0
19	Personal Property		$3,437
20	Real Property		$315,347
	Amount Paid to Owner(s)/Officer(s)		$0
21	Salaries		$0
22	Draws		$0
23	Commissions/Royalties		$0
24	Expense Reimbursements		$75
	Other		$23,897
26	Salaries/Commissions (less employee withholding)		$145,039
27	Attorney for Debtor and Miscellaneous		$87,193
	Taxes:		($8)
28	Employee Withholding		$0
29	Employer Payroll Taxes		$0
30	Real Property Taxes		$0
31	Other Taxes		$1,538
32	Other Cash Outflows:		$0
33	Outside Marketing Commissions		$320,673
34	Advertising Costs		$83,663
35	Trade Show Costs		$33,062
36	Insurance Costs		$44,659
37	Telephone & Utilities		$70,511
			0
38	Total Cash Disbursements	$0	$3,162,335
39	**Net Increase (Decrease) in Cash**	$0	($6)
40	**Cash Balance, Beginning of Period**	$9	
41	**Cash Balance, End of Period**	$9	($6)

(8)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

LPAS

FILED

04 MAY 17 PM 1:13

CLERK, U.S. BANKRUPTCY COURT
EASTERN DIST. OF CA.
SACRAMENTO, CA.

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-20004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 3/31/2004 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	215,645	210,685	
	b. Total Assets	225,065	220,105	132,259
	c. Current Liabilities	133,831	120,510	
	d. Total Liabilities	1,943,035	1,929,714	1,940,556

		Current Month	Prior Month	Cumulative (Case to Date)
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	0	0	3,162,329
	b. Total Disbursements	0	15	3,162,335
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	0	-15	-6
	d. Cash Balance at Beginning of Month	9	24	0
	e. Cash Balance End of Month (c+d)	9	9	(6)

		Current Month	Prior Month	Cumulative (Case to Date)
4	Profit/(Loss) from the Statement of Operations	(2,480)	-3,217	-320,906
5	Account Receivables (Pre and Post Petition)	0	0	
6	Post-Petition Liabilities	133,831	120,510	
7	Past Due Post-Petition Account Payables (over 30 days)	31,255	29,701	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns: ___
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: May 6, 2004

Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended March 31, 2004

Current Month: Actual	Current Month: Forecast	Current Month: Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
			1	Gross Sales	2,581,202	
			2	less:Sales Returns & Allowances	155,895	
0			3	Net Sales	2,425,307	
			4	less: Cost of Goods Sold (Schedule 'B')	1,698,792	
0			5	Gross Profit	726,515	
			6	Interest	0	
			7	Other Income	109,984	
			8		6,020	
			9		1,101	
0			10	**Total Revenues**	843,620	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
			14	Contract Labor	62,670	
				Rent/Lease	0	
			15	Personal Property	5,416	
2,480			16	Real Property	270,151	
			17	Insurance	8,264	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	4,985	
			24	Other Administrative	104,209	
			25	Interest	16,729	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	95,512	
			29	Trade Show Expenses	27,212	
			30	Insurance Expenses	29,401	
			31	Telephone & Utilities	66,300	
			32	Misc. Expenses & Adjustments	23,227	
			33	License Fees - Patent	12,000	
			34	Stock Transfer Fees	23,342	
2,480			35	**Total Expenses**	1,081,626	
(2,480)			36	**Subtotal**	(238,005)	
				Reorganization Items:		
			37	Professional Fees	83,157	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	
					0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(258)	
0			43	**Total Reorganization Items**	82,901	
(2,480)			44	**Net Profit (Loss) Before Federal & State Taxes**	(320,906)	
			45	Federal & State Income Taxes	0	
(2,480)			46	**Net Profet (Loss)**	(320,906)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Reviesed 3/15/99

BALANCE SHEET
(General Business Case)

For the Month Ended 03/31/04

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		9
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		0
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		2,948
8	Prepaid Insurance		
	Notes Rec Hamilton-Clarke Industries		194,443
	Notes Rec Bionics		8,245
9	**Total Current Assets**		215,645

Property and Equipment (Market Value)

10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

22	Loans to shareholders	
23	Loans to affiliates	
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl	
25	Claims for overpayment of taxes	0
26	License of patents	
27		
28	**Total Other Assets**	0
29	**Total Assets**	225,065

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules		
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		339
36	Accounts payable (trade)	A	31,255
37	Real property lease arrearage		9,920
38	Personal property lease arrearage		
39	Accrued professional fees		19,165
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		59,130
42	Accrued Rent		14,022
43			
44	**Total current Liabilities**		133,831
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,943,035
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,366,704
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,639,844
55	Cumulative profit/(loss) since filing case		-320,906
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		-2
59	**Total Equity (Deficit)**		-1,717,970
60	**Total Liabilities and Equity (Deficit)**		$ 225,065

Revised 3/15/99

0

Statements do not include contingent liabilities for creditors who chose to accept 1/2 of the profits rather than stock.

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days			
Total accounts receivable/payable	0		
Allowance for doubtful accounts			
Accounts receivable (net)	0		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	0
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes _____ x No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Revised 3/15/99

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Bionica, Inc., who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Bionica, Inc.'s employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,699

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended March 31, 2004

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,605
2	Cash Received from Sales		$2,457,444
3	Interest Received		$576
4	Borrowings		$314,323
5	Funds from Shareholders, Partners, or Other Insiders		$23,300
6	Capital Contributions		$202,588
7	Voided Checks		$12,232
8	Vender Refunds & Overpayments		$19,259
9	Miscellaneous Sales		$30,089
10	Other Income		$7,043
11			$869
			$0
12	Total Cash Receipts	$0	$3,162,329
	Cash Disbursements		
13	Payments for Inventory		$1,371,290
14	Selling		$358,686
15	Administrative		$126,171
16	Capital Expenditures		$0
17	Principal Payments on Debt		$166,970
18	Interest Paid		$10,033
	Rent/Lease:		$0
19	Personal Property		$3,437
20	Real Property		$316,347
	Amount Paid to Owner(s)/Officer(s)		$0
21	Salaries		$0
22	Draws		$0
23	Commissions/Royalties		$0
24	Expense Reimbursements		$75
	Other		$23,997
26	Salaries/Commissions (less employee withholding)		$145,039
27	Attorney for Debtor and Miscellaneous		$87,193
	Taxes:		($8)
28	Employee Withholding		$0
29	Employer Payroll Taxes		$0
30	Real Property Taxes		$0
31	Other Taxes		$1,538
32	Other Cash Outflows		$0
33	Outside Marketing Commissions		$320,673
34	Advertising Costs		$83,663
35	Trade Show Costs		$35,062
36	Insurance Costs		$44,659
37	Telephone & Utilities		$70,511
			0
38	Total Cash Disbursements	$0	$3,162,335
39	**Net Increase (Decrease) in Cash**	$0	($6)
40	**Cash Balance, Beginning of Period**	$9	
41	**Cash Balance, End of Period**	$9	($6)

(2)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

LPAS

FILED

04 MAY 17 PM 1:13

CLERK, U.S. BANKRUPTCY COURT
EASTERN DIST. OF CA.
SACRAMENTO, CA.

In re: Hamilton-Biophile Companies (Formerly MEHL/Biophile International Corporation)

Case No. 00-20004-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 4/30/2004 PETITION DATE: 01/03/00

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee of the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in: $1

		End of Current Month	End of Prior Month	As of Petition Filing
2	Asset and Liability Structure			
	a. Current Assets	218,125	210,685	
	b. Total Assets	227,545	220,105	132,259
	c. Current Liabilities	138,791	120,510	
	d. Total Liabilities	1,947,995	1,929,714	1,940,556
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
3	Statement of Cash Receipts & Disbursements of Month			
	a. Total Receipts	0	0	3,162,329
	b. Total Disbursements	0	15	3,162,335
	c. Excess(Deficiency) of Receipts Over Disb (a-b)	0	-15	-6
	d. Cash Balance at Beginning of Month	9	24	0
	e. Cash Balance End of Month (c+d)	9	9	(6)
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
4	Profit/(Loss) from the Statement of Operations	(2,480)	-3,217	-323,386
5	Account Receivables (Pre and Post Petition)	0	0	
6	Post-Petition Liabilities	138,791	120,510	
7	Past Due Post-Petition Account Payables (over 30 days)	31,255	29,701	

	At the end of this reporting month:	Yes	No
8	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10	If the answer is yes to 8 or 9, were all such payments approved by the court?		
11	Have any payments been made to officers, insiders, shareholders, relatives? (If yes, attach listing including date of payment, amount and reason for payment, and name of pa[yee])		X
12	Is the estate insured for replacement cost of assets and for general liability?	X	
13	Are a plan and disclosure statement on file?	X	
14	Was there any post-petition borrowing during this reporting period?	X	

15 Check if paid: Post-petition taxes ___; U.S. Trustee Quarterly Fees ___; Check if filing is current for: Post-petition tax reporting and tax returns: ___
(Attch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: May 6, 2004

Gregory F. Gilbert, CEO

Revised 3/15/99

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended April 30, 2004

Current Month: Actual	Current Month: Forecast	Current Month: Variance	No.		Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
			1	Gross Sales	2,581,202	
			2	less:Sales Returns & Allowances	155,895	
0			3	Net Sales	2,425,307	
			4	less: Cost of Goods Sold (Schedule 'B')	1,698,792	
0			5	Gross Profit	726,515	
			6	Interest	0	
			7	Other Income	109,984	
			8		6,020	
			9		1,101	
0			10	**Total Revenues**	843,620	
				Expenses:		
			11	Compensation to Owner(s)/Officer(s)	0	
			12	Salaries (accrued & unpaid)	0	
			13	Commissions	0	
			14	Contract Labor	62,670	
				Rent/Lease	0	
			15	Personal Property	5,416	
2,480			16	Real Property	272,631	
			17	Insurance	8,264	
			18	Management Fees	0	
			19	Depreciation	0	
				Taxes:	0	
			20	Employer Payroll Taxes	0	
			21	Real Property Taxes	0	
			22	Other Taxes	1,538	
			23	Other Selling	4,985	
			24	Other Administrative	104,209	
			25	Interest	16,729	
			26	Other Expenses:	0	
			27	Outside sales commissions	330,670	
			28	Advertising Expenses	95,512	
			29	Trade Show Expenses	27,212	
			30	Insurance Expenses	29,401	
			31	Telephone & Utilities	68,300	
			32	Misc. Expenses & Adjustments	23,227	
			33	License Fees - Patent	12,000	
			34	Stock Transfer Fees	23,342	
2,480			35	**Total Expenses**	1,084,106	
(2,480)			36	**Subtotal**	(240,486)	
				Reorganization Items:		
			37	Professional Fees	83,157	
			38	Provisions for Rejected Executory Contracts	0	
			39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	
					0	
			40	Gain or (Loss) from Sale of Equipment	0	
			41	U.S. Trustee Quarterly Fees	0	
			42		(256)	
0			43	**Total Reorganization Items**	82,901	
(2,480)			44	**Net Profit (Loss) Before Federal & State Taxes**	(323,386)	
			45	Federal & State Income Taxes	0	
(2,480)			46	**Net Profit (Loss)**	(323,386)	

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 3/15/99

BALANCE SHEET
(General Business Case)

For the Month Ended 04/30/04

Assets

Current Assets

		From Schedules	Market Value
1	Cash and cash equivalents - unrestricted		9
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)		0
4	Inventory	A	10,000
5	Prepaid expenses	B	
6	Professional retainers		
7	Other: Metabolic Industries, Inc.		2,948
8	Prepaid Insurance		
	Notes Rec Hamilton-Clarke Industries		194,443
	Notes Rec Bionica		10,725
9	**Total Current Assets**		218,125

Property and Equipment (Market Value)

		From Schedules	Market Value
10	Real Property	C	
11	Machinery and equipment	D	
12	Furniture and Fixtures	D	
13	Office equipment	D	9,420
14	Leasehold improvements	D	
15	Vehicles	D	
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		9,420

Other Assets

		From Schedules	Market Value
22	Loans to shareholders		
23	Loans to affiliates		
24	Claims against IGIA Direct, Tactica Intl, Estate of Mehl		
25	Claims for overpayment of taxes		0
26	License of patents		
27			
28	**Total Other Assets**		0
29	**Total Assets**		227,545

NOTE:

Indicate the method used to estimate the market value of assets (e.g.,appraisals,familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules		
	Current Liabilities		
30	Salaries and Wages		
31	Payroll Taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		339
36	Accounts payable (trade)	A	31,255
37	Real property lease arrearage		14,880
38	Personal property lease arrearage		
39	Accrued professional fees		19,165
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other: Bank of America VISA		59,130
42	Accrued Rent		14,022
43			
44	**Total current Liabilities**		138,791
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	0
48	Priority unsecured claims	F	-481
49	General unsecured claims	F	1,809,685
50	**Total Pre-Petition Liabilities**		1,809,204
51	**Total Liabilities**		1,947,995
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		-46,366,704
53	Capital Stock		13,329,798
54	Additional paid-in capital		31,639,844
55	Cumulative profit/(loss) since filing case		-323,386
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		-2
59	**Total Equity (Deficit)**		-1,720,450
60	**Total Liabilities and Equity (Deficit)**		$ 227,545

Revised 3/15/99

0

Statements do not include contingent liabilities for creditors who chose to accept 1/2 of the profits rather than stock.

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days			
31-60 Days			
61-90 Days			
91+ Days			
Total accounts receivable/payable	0		
Allowance for doubtful accounts			
Accounts receivable (net)	0		

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale (Est)	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	10,000
Other - Explain	
Total	10,000

Cost of Goods Sold

Inventory Beginning of Month	10,000
Add-	
Net purchases	0
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less-	
Inventory End of Month	10,000
Shrinkage	
Personal Use	
Cost of Goods Sold	0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes __x__ No ____

How often do you take a complete physical inventory?

Weekly	
Monthly	
Quarterly	
Semi-annually	
Annually	x

Date of last physical inventory was 12/10/1999

Date of next physical inventory is 12/10/2003

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	x
LIFO cost	
Lower of cost or market	
Other	x
Explain	

As to certain "old" inventory, the FMV and costs of goods are unknown because there exist no current sales. However some of these products are expected to be marketed over time.

Revised 3/15/99

Schedule C
Real Property

Discription	Cost	Market Value
Total		

Schedule D
Other Depreciable Assets

Discription	Cost	Market Value
Machinery & Equipment -		
Total		
Furniture & Fixtures -		
Total		
Office Equipment		
Two computers, one laptop, one Mini-tower		
and one printer		2,400
Additional laptop and computer equipment		7,020
Total		9,420
Leasehold Improvements		
Total		
Vehicles		
Total		

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	90+ Days	Total
Federal					
Income Tax Withholding	All labor is contracted through a third party, Bionica, Inc., who				
FICA - Employee	withholds all taxes and insurance due. Also, medical insurance benefits				
FICA - Employer	are paid through Bionica, Inc.'s employee benefit plan.				
Unemployment (FUTA)					
Income					
Other (Attach List)					
Total Federal Taxes					
State and Local					
Income Tax Withholding					
Unemployment (UT)					
Disability Insurance (DI)					
Empl. Training Tax (ETT)					
Sales					
Excise					
Real Property					
Personal property					
Income					
Other (Attache List)					
Total State & Local Taxes					
Total Taxes					

Schedule F
Pre-Petition Liabilities

List Total Claims for Each Classification-	Claimed Amount	Allowed Amount (b)
Secured claims (a)		
Priority claims other than taxes	185,000	1,919
Priority tax claims	0	0
General unsecured claims	1,940,556	1,813,899

(a) List total amount of claims even it under secured

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type				
Account No.				
Account Purpose				
Balance, End of Month				
Total Funds on Hand for all Accounts				

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase (Decrease) in Cash and Cash Equivalents

For the Month Ended April 30, 2004

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases	0	$94,605
2	Cash Received from Sales		$2,457,444
3	Interest Received		$576
4	Borrowings		$314,323
5	Funds from Shareholders, Partners, or Other Insiders		$23,300
6	Capital Contributions		$202,586
7	Voided Checks		$12,232
8	Vender Refunds & Overpayments		$19,259
9	Miscellaneous Sales		$30,089
10	Other Income		$7,043
11			$869
			$0
12	Total Cash Receipts	$0	$3,162,329
	Cash Disbursements		
13	Payments for Inventory		$1,371,290
14	Selling		$358,886
15	Administrative		$126,171
16	Capital Expenditures		$0
17	Principal Payments on Debt		$166,970
18	Interest Paid		$10,033
	Rent/Lease:		$0
19	Personal Property		$3,437
20	Real Property		$315,347
	Amount Paid to Owner(s)/Officer(s)		$0
21	Salaries		$0
22	Draws		$0
23	Commissions/Royalties		$0
24	Expense Reimbursements		$75
	Other		$23,907
26	Salaries/Commissions (less employee withholding)		$146,039
27	Attorney for Debtor and Miscellaneous		$87,193
	Taxes:		($6)
28	Employee Withholding		$0
29	Employer Payroll Taxes		$0
30	Real Property Taxes		$0
31	Other Taxes		$1,538
32	Other Cash Outflows:		$0
33	Outside Marketing Commissions		$320,673
34	Advertising Costs		$83,663
35	Trade Show Costs		$33,062
36	Insurance Costs		$44,659
37	Telephone & Utilities		$70,511
			0
38	Total Cash Disbursements	$0	$3,162,335
39	**Net Increase (Decrease) in Cash**	$0	($6)
40	**Cash Balance, Beginning of Period**	$9	
41	**Cash Balance, End of Period**	$9	($6)